UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-05002

Deutsche Variable Series II

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2015

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2015

Annual Report

Deutsche Variable Series II

Deutsche Alternative Asset Allocation VIP

Contents

3 Performance Summary

4 Management Summary

5 Portfolio Summary

6 Investment Portfolio

7 Statement of Assets and Liabilities

8 Statement of Operations

8 Statement of Changes in Net Assets

10 Financial Highlights

11 Notes to Financial Statements

15 Report of Independent Registered Public Accounting Firm

16 Information About Your Fund's Expenses

17 Tax Information

17 Proxy Voting

18 Advisory Agreement Board Considerations and Fee Evaluation

20 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. The Fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include: stock market risk; the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets; credit and interest rate risk; floating rate loan risk; volatility in commodity prices, infrastructure and high-yield debt securities; market direction risk (market advances when short, market declines when long); and short sales risk. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. The Fund may use derivatives, including as part of its currency and interest-rate strategies. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The success of the Fund’s currency and interest-rate strategies are dependent, in part, on the effectiveness and implementation of portfolio management’s proprietary models. As part of these strategies, the Fund’s exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. The risk of loss is heightened during periods of rapid rises in interest rates. In addition, the notional amount of the Fund’s aggregate currency and interest-rate exposure resulting from these strategies may significantly exceed the net assets of the Fund. See the prospectus for additional risks and specific details regarding the Fund's risk profile.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

DeAWM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2015 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2015 are 1.73% and 2.03% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Growth of an Assumed $10,000 Investment in Deutsche Alternative Asset Allocation VIP from 2/2/09 to12/31/15
■ Deutsche Alternative Asset Allocation VIP — Class A ■ MSCI World Index ■ Barclays U.S. Aggregate Bond Index ■ Blended Index

The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consists of 23 developed market country indices. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the MSCI World Index (70%)) and bonds (the Barclays U.S. Aggregate Bond Index (30%)). These results are summed to produce the aggregate benchmark.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche Alternative Asset Allocation VIP		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$9,371	$9,789	$10,433	$14,819
	Average annual total return	–6.29%	–0.71%	0.85%	5.85%
MSCI World Index	Growth of $10,000	$9,913	$13,177	$14,417	$22,956
	Average annual total return	–0.87%	9.63%	7.59%	12.77%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,055	$10,439	$11,732	$13,359
	Average annual total return	0.55%	1.44%	3.25%	4.28%
Blended Index	Growth of $10,000	$9,976	$12,336	$13,715	$19,929
	Average annual total return	–0.24%	7.25%	6.52%	10.48%

The growth of $10,000 is cumulative.

* The Fund commenced offering Class A shares on February 2, 2009. The performance shown for each index is for the time period of January 31, 2009 through December 31, 2015, which is based on the performance period of the life of the Fund.

Comparative Results
Deutsche Alternative Asset Allocation VIP		1-Year	3-Year	5-Year	Life of Class**
Class B	Growth of $10,000	$9,346	$9,721	$10,300	$13,400
	Average annual total return	–6.54%	–0.94%	0.59%	4.52%
MSCI World Index	Growth of $10,000	$9,913	$13,177	$14,417	$19,606
	Average annual total return	–0.87%	9.63%	7.59%	10.77%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,055	$10,439	$11,732	$13,068
	Average annual total return	0.55%	1.44%	3.25%	4.15%
Blended Index	Growth of $10,000	$9,976	$12,336	$13,715	$17,668
	Average annual total return	–0.24%	7.25%	6.52%	9.03%

The growth of $10,000 is cumulative.

** The Fund commenced offering Class B shares on May 18, 2009. The performance shown for each index is for the time period of May 31, 2009 through December 31, 2015, which is based on the performance period of the life of Class B.

Management Summary December 31, 2015 (Unaudited)

The Fund returned –6.29% (Class A shares, unadjusted for contract charges) during 2015, which compares to a return of –0.24% for its blended benchmark.1

The annual period proved to be a challenging time for the global financial markets. Even though developed-market equities finished with a slight gain, the positive returns were largely concentrated in a relatively narrow group of growth stocks. In contrast, commodities performed poorly and bonds finished with tepid returns. Given the fund's diversified approach and emphasis on alternative asset classes, this environment provided a headwind to both absolute and relative performance in 2015.

The Fund’s position in commodity-related investments — which is achieved through a position in Deutsche Enhanced Commodity Strategy Fund — detracted from its 12-month results, as commodity prices fell sharply due to the unfavorable combination of falling demand and rising supply. This trend contributed to negative absolute returns for Deutsche Enhanced Commodity Strategy Fund, although the fund outperformed its benchmark on the strength of its active approach to risk management.

The Fund’s positions in fixed-income investments also contributed to its shortfall, although not to the extent of its commodities exposure. The Fund held positions in funds linked to short-term high-yield bonds, emerging-markets debt and domestic floating-rate securities, all of which finished in the red amid the broader weakness in credit-sensitive segments of the bond market. The Fund's position in Deutsche Global Inflation Fund, which invests in inflation-protected securities, also closed with a loss due to the dramatic decline in investors’ inflation expectations. The Fund's position in convertible securities, which we established through an investment in SPDR Barclays Convertible Securities ETF, finished the year with a slightly negative return as well.2 We continue to believe convertibles offer a way to generate yield with a lower degree of interest-rate sensitivity than typical fixed-income investments.

The Fund's investment in market-neutral strategies and an ETF linked to the performance of convertible bonds also modestly detracted from performance. Finally, the Fund's allocation to global infrastructure stocks lagged due to both the broader weakness in equities and the persistent uncertainty regarding U.S. Federal Reserve Board (the Fed) policy. On the plus side, the Fund's investment in real-estate investment trusts bucked the broader trends in the global financial markets to generate positive performance for the year.

Alternative assets performed poorly in the past year, but we believe this has made valuations more attractive in many segments of our investment universe. The importance of diversification is easy to overlook when returns are concentrated in very narrow segments of the financial markets, as was the case in 2015. However, we believe there has been a significant benefit to maintaining diversification and emphasizing undervalued investments over the long term. Notably, we think inflation-sensitive asset classes — such as Treasury Inflation Protected Securities, commodities, and infrastructure stocks — have become more interesting following their weak showing in the past year. We encourage investors to maintain a longer-term perspective, rather than focusing on short-term results.

Pankaj Bhatnagar, PhD
Darwei Kung

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the Morgan Stanley Capital International (MSCI) World Index (70%) and bonds (the Barclays U.S. Aggregate Bond Index (30%). These results are summed to produce the aggregate benchmark. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 An ETF is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on an exchange.

Portfolio Summary (Unaudited)

Asset Allocation* (As a % of Investment Portfolio excluding Cash Equivalents)	12/31/15	12/31/14

Commodity	12%	10%
Deutsche Enhanced Commodity Strategy Fund	12%	10%
Real Return	39%	35%
Deutsche Global Infrastructure Fund	18%	19%
Deutsche Global Inflation Fund	10%	7%
Deutsche Real Estate Securities Fund	7%	5%
Deutsche Global Real Estate Securities Fund	3%	3%
Deutsche Real Estate Securities Income Fund	1%	1%
Hedge Strategy	14%	11%
Deutsche Diversified Market Neutral Fund	13%	10%
Deutsche Strategic Equity Long/Short Fund	1%	1%
Currency	13%	15%
Deutsche Enhanced Emerging Markets Fixed Income Fund	13%	15%
Opportunistic	22%	29%
Deutsche Floating Rate Fund	13%	13%
SPDR Barclays Convertible Securities ETF	9%	13%
SPDR Barclays Short Term High Yield Bond Fund ETF	—	3%
	100%	100%

* Investment strategies will fall into the following categories: Commodities, Real-Return, Hedge Strategy, Currency and Opportunistic. Commodities investments seek to provide exposure to hard assets. Real-Return investments seek to provide a measure of inflation protection. Hedge Strategy investments seek to generate returns independent of the broader markets. Currency investments seek to offer exposure to foreign investments, many of which are not denominated in U.S. dollars. Opportunistic investments seek to offer exposure to categories generally not included in investors' allocations.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2015

	Shares	Value ($)

Mutual Funds 88.0%
Deutsche Diversified Market Neutral Fund "Institutional"* (a)	1,535,052	13,155,393
Deutsche Enhanced Commodity Strategy Fund "Institutional" (a)	1,107,369	12,646,150
Deutsche Enhanced Emerging Markets Fixed Income Fund "Institutional" (a)	1,519,546	13,296,026
Deutsche Floating Rate Fund "Institutional" (a)	1,659,602	14,073,424
Deutsche Global Inflation Fund "Institutional" (a)	1,136,889	10,993,719
Deutsche Global Infrastructure Fund "Institutional" (a)	1,477,279	18,584,170
Deutsche Global Real Estate Securities Fund "Institutional" (a)	385,751	3,340,604
Deutsche Real Estate Securities Fund "Institutional" (a)	363,592	7,700,878
Deutsche Real Estate Securities Income Fund "Institutional" (a)	64,161	581,940
Deutsche Strategic Equity Long/Short Fund "Institutional" (a)	149,407	1,362,596
Total Mutual Funds (Cost $104,097,012)		95,734,900
	Shares	Value ($)

Exchange-Traded Fund 8.2%
SPDR Barclays Convertible Securities (Cost $8,829,507)	205,952	8,913,603

Cash Equivalents 3.5%
Central Cash Management Fund, 0.25% (a) (b) (Cost $3,850,877)	3,850,877	3,850,877

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $116,777,396)†	99.7	108,499,380
Other Assets and Liabilities, Net	0.3	360,251
Net Assets	100.0	108,859,631

* Non-income producing security.

† The cost for federal income tax purposes was $118,758,485. At December 31, 2015, net unrealized depreciation for all securities based on tax cost was $10,259,105. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,768,709 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,027,814.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc.

(b) The rate shown is the annualized seven-day yield at period end.

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Mutual Funds	$ 95,734,900	$ —	$ —	$ 95,734,900
Exchange-Traded Fund	8,913,603	—	—	8,913,603
Short-Term Investment	3,850,877	—	—	3,850,877
Total	$ 108,499,380	$ —	$ —	$ 108,499,380

There have been no transfers between fair value measurement levels during the year ended December 31, 2015.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2015
Assets
Investments: Investments in affiliated Underlying Funds, at value (cost $107,947,889)	$ 99,585,777
Investments in non-affiliated Underlying Funds, at value (cost $8,829,507)	8,913,603
Total investments in securities, at value (cost $116,777,396)	108,499,380
Receivable for Fund shares sold	77,003
Dividends receivable	462,274
Interest receivable	566
Other assets	1,934
Total assets	109,041,157
Liabilities
Payable for Fund shares redeemed	64,351
Accrued management fee	2,216
Accrued Trustees' fees	2,072
Other accrued expenses and payables	112,887
Total liabilities	181,526
Net assets, at value	$ 108,859,631
Net Assets Consist of
Undistributed net investment income	2,181,836
Net unrealized appreciation (depreciation) on investments	(8,278,016)
Accumulated net realized gain (loss)	(1,981,369)
Paid-in capital	116,937,180
Net assets, at value	$ 108,859,631
Class A Net Asset Value, offering and redemption price per share ($21,004,353 ÷ 1,666,853 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.60
Class B Net Asset Value, offering and redemption price per share ($87,855,278 ÷ 6,979,222 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 12.59

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2015
Investment Income
Income: Income distributions from affiliated Underlying Funds	$ 2,223,894
Dividends	567,604
Total income	2,791,498
Expenses: Management fee	351,994
Administration fee	113,173
Record keeping fees (Class B)	47,885
Services to shareholders	2,870
Distribution service fee (Class B)	231,793
Custodian fee	10,110
Professional fees	66,227
Reports to shareholders	42,191
Registration fees	40
Trustees' fees and expenses	6,719
Other	3,510
Total expenses before expense reductions	876,512
Expense reductions	(238,161)
Total expenses after expense reductions	638,351
Net investment income (loss)	2,153,147
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Sale of affiliated Underlying Funds	(1,079,498)
Sale of non-affiliated Underlying Funds	(173,358)
Capital gain distributions from affiliated Underlying Funds	887,783
Capital gain distributions from non-affiliated Underlying Funds	230,977
(134,096)
Change in net unrealized appreciation (depreciation) on investments	(9,619,966)
Net gain (loss)	(9,754,062)
Net increase (decrease) in net assets resulting from operations	$ (7,600,915)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2015	2014
Operations: Net investment income	$ 2,153,147	$ 2,410,031
Net realized gain (loss)	(134,096)	367,010
Change in net unrealized appreciation (depreciation)	(9,619,966)	335,372
Net increase (decrease) in net assets resulting from operations	(7,600,915)	3,112,413
Distributions to shareholders from: Net investment income: Class A	(610,326)	(310,914)
Class B	(2,547,011)	(1,375,733)
Net realized gains: Class A	(44,846)	(99,727)
Class B	(205,010)	(510,421)
Total distributions	(3,407,193)	(2,296,795)
Fund share transactions: Class A Proceeds from shares sold	4,707,272	5,912,399
Reinvestment of distributions	655,172	410,641
Payments for shares redeemed	(2,020,383)	(1,499,503)
Net increase (decrease) in net assets from Class A share transactions	3,342,061	4,823,537
Class B Proceeds from shares sold	12,671,502	15,772,435
Reinvestment of distributions	2,752,021	1,886,154
Payments for shares redeemed	(12,115,711)	(8,841,659)
Net increase (decrease) in net assets from Class B share transactions	3,307,812	8,816,930
Increase (decrease) in net assets	(4,358,235)	14,456,085
Net assets at beginning of period	113,217,866	98,761,781
Net assets at end of period (including undistributed net investment income of $2,181,836 and $3,120,563, respectively)	$ 108,859,631	$ 113,217,866
Other Information
Class A Shares outstanding at beginning of period	1,416,911	1,072,115
Shares sold	354,455	422,091
Shares issued to shareholders in reinvestment of distributions	47,893	29,692
Shares redeemed	(152,406)	(106,987)
Net increase (decrease) in Class A shares	249,942	344,796
Shares outstanding at end of period	1,666,853	1,416,911
Class B Shares outstanding at beginning of period	6,744,084	6,114,865
Shares sold	947,455	1,125,357
Shares issued to shareholders in reinvestment of distributions	201,024	136,283
Shares redeemed	(913,341)	(632,421)
Net increase (decrease) in Class B shares	235,138	629,219
Shares outstanding at end of period	6,979,222	6,744,084

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 13.88	$ 13.75	$ 13.90	$ 13.24	$ 13.85
Income (loss) from investment operations: Net investment income[a]	.29	.36	.26	.33	.64
Net realized and unrealized gain (loss)	(1.13)	.13	(.13)	.93	(1.02)
Total from investment operations	(.84)	.49	.13	1.26	(.38)
Less distributions from: Net investment income	(.41)	(.27)	(.28)	(.49)	(.19)
Net realized gains	(.03)	(.09)	—	(.11)	(.04)
Total distributions	(.44)	(.36)	(.28)	(.60)	(.23)
Net asset value, end of period	$ 12.60	$ 13.88	$ 13.75	$ 13.90	$ 13.24
Total Return (%)[b,c]	(6.29)	3.50	.93	9.72	(2.87)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	20	15	10	7
Ratio of expenses before expense reductions (%)[d]	.53	.56	.64	.63	.61
Ratio of expenses after expense reductions (%)[d]	.33	.32	.27	.30	.30
Ratio of net investment income (%)	2.19	2.54	1.86	2.46	4.72
Portfolio turnover rate (%)	21	28	40	22	39

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[d] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

Class B	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 13.87	$ 13.74	$ 13.88	$ 13.23	$ 13.84
Income (loss) from investment operations: Net investment income[a]	.25	.31	.22	.30	.61
Net realized and unrealized gain (loss)	(1.12)	.14	(.11)	.91	(1.03)
Total from investment operations	(.87)	.45	.11	1.21	(.42)
Less distributions from: Net investment income	(.38)	(.23)	(.25)	(.45)	(.15)
Net realized gains	(.03)	(.09)	—	(.11)	(.04)
Total distributions	(.41)	(.32)	(.25)	(.56)	(.19)
Net asset value, end of period	$ 12.59	$ 13.87	$ 13.74	$ 13.88	$ 13.23
Total Return (%)[b,c]	(6.54)	3.24	.75	9.36	(3.12)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	88	94	84	62	41
Ratio of expenses before expense reductions (%)[d]	.83	.86	.93	.88	.86
Ratio of expenses after expense reductions (%)[d]	.62	.57	.52	.55	.55
Ratio of net investment income (%)	1.84	2.22	1.57	2.25	4.47
Portfolio turnover rate (%)	21	28	40	22	39

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[d] The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Alternative Asset Allocation VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund mainly invests in other affiliated Deutsche funds (i.e., mutual funds, exchange-traded funds and other pooled investment vehicles managed by Deutsche Investment Management Americas Inc. or one of its affiliates, together the "Underlying Deutsche Funds"), non-affiliated exchange-traded funds ("Non-affiliated ETFs") and derivative investments. Non-affiliated ETFs and Underlying Deutsche Funds are collectively referred to as "Underlying Funds." During the year ended December 31, 2015, the Fund primarily invested in underlying Deutsche Funds and non-affiliated ETFs. Each Underlying Deutsche Fund's accounting policies and investment holdings are outlined in the Underlying Deutsche Funds' financial statements and are available upon request.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Investments in mutual funds are valued at the net asset value per share of each class of the Underlying Deutsche Funds and are categorized as Level 1.

ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. ETF securities are generally categorized as Level 1.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2015, the Fund had approximately $280 of short-term tax basis capital loss carryforwards, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and capital gain distributions from Underlying Funds. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2015, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$ 2,181,836
Capital loss carryforward	$ (280)
Unrealized appreciation (depreciation) on investments	$ (10,259,105)

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2015	2014
Distributions from ordinary income*	$ 3,164,682	$ 1,686,647
Distributions from long-term capital gains	$ 242,511	$ 610,148

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend Income is recorded on the ex-dividend date. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended December 31, 2015, purchases and sales of affiliated Underlying Funds (excluding money market funds) aggregated $25,944,475 and $12,071,000, respectively. Purchases and sales of Non-affiliated ETFs aggregated $3,834,688 and $11,366,659, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying Funds to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisors.

RREEF America L.L.C. ("RREEF"), an indirect wholly owned subsidiary of Deutsche Bank AG, acts as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, RREEF provides investment management services to the portions of the Fund's portfolio allocated to direct investments in global real estate and global infrastructure securities. RREEF is paid by the Advisor for the services RREEF provides to the Fund. As of the date of this report, the Fund obtained its exposure to global real estate and global infrastructure securities indirectly through investments in other Underlying Deutsche Funds.

The Fund does not invest in the Underlying Deutsche Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying Deutsche Fund's outstanding shares. At December 31, 2015, the Fund held approximately 13% of Deutsche Diversified Market Neutral Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

On assets invested in other Deutsche Funds	.20%
On assets invested in all other assets not considered Deutsche Funds	1.20%

Accordingly, for the year ended December 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.31% of the Fund's average daily net assets.

In addition, the Advisor will receive management fees from managing the Underlying Deutsche Funds in which the Fund invests.

For the period from January 1, 2015 through April 30, 2015, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and Underlying Funds) of each class as follows:

Class A	.32%
Class B	.57%

Effective May 1, 2015 through September 30, 2015, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and Underlying Funds) of each class as follows:

Class A	.42%
Class B	.71%

Effective October 1, 2015 through September 30, 2016, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and Underlying Funds) of each class as follows:

Class A	.29%
Class B	.59%

For the year ended December 31, 2015, the Advisor agreed to waive 0.15% of the monthly management fee based on average daily net assets for the Fund.

For the year ended December 31, 2015, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 40,351
Class B	197,810
$ 238,161

The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which it is invested.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2015, the Administration Fee was $113,173, of which $9,222 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2015
Class A	$ 114	$ 23
Class B	221	43
	$ 335	$ 66

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DeAWM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2015, the Distribution Service Fee aggregated $231,793, of which $18,653 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $7,682, of which $3,935 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Ownership of the Fund

At December 31, 2015, one participating insurance company was the owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 97%. Two participating insurance companies were the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 64% and 28%, respectively.

E. Transactions with Affiliates

The Fund mainly invests in Underlying Deutsche Funds and Non-affiliated ETFs. The Underlying Deutsche Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Underlying Deutsche Funds during the year ended December 31, 2015 is as follows:

Affiliate	Value ($) at 12/31/2014	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Value ($) at 12/31/2015
Deutsche Diversified Market Neutral Fund	11,773,693	1,527,000	147,000	(18,310)	—	—	13,155,393
Deutsche Enhanced Commodity Strategy Fund	11,309,510	3,937,291	33,000	(9,553)	49,291	—	12,646,150
Deutsche Enhanced Emerging Markets Fixed Income Fund	16,310,878	2,738,074	3,903,000	(644,447)	775,074	—	13,296,026
Deutsche Floating Rate Fund	14,486,144	2,842,449	2,293,000	(89,943)	642,449	—	14,073,424
Deutsche Global Inflation Fund	7,965,785	3,586,292	264,000	(6,494)	137,292	—	10,993,719
Deutsche Global Infrastructure Fund	20,612,292	3,349,557	2,123,000	(62,753)	292,981	30,576	18,584,170
Deutsche Global Real Estate Securities Fund	3,383,883	2,734,696	2,426,000	(242,233)	160,696	—	3,340,604
Deutsche Real Estate Securities Fund	4,870,451	4,363,605	825,000	(4,669)	122,921	830,684	7,700,878
Deutsche Real Estate Securities Income Fund	465,079	195,822	4,000	(420)	23,299	26,523	581,940
Deutsche Strategic Equity Long/Short Fund	836,561	669,689	53,000	(676)	16,689	—	1,362,596
Central Cash Management Fund	3,316,670	22,847,669	22,313,462	—	3,202	—	3,850,877
	95,330,946	48,792,144	34,384,462	(1,079,498)	2,223,894	887,783	99,585,777

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and Shareholders of Deutsche Alternative Asset Allocation VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Alternative Asset Allocation VIP (one of the funds constituting Deutsche Variable Series II) (the "Fund"), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Alternative Asset Allocation VIP (one of the funds constituting Deutsche Variable Series II) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 12, 2016

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimate in the tables. In the most recent six-month period, the Fund limited the ongoing expenses the Fund bears directly; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2015 to December 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2015
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/15	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/15	$ 950.90	$ 949.50
Expenses Paid per $1,000*	$ 1.57	$ 3.05
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/15	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/15	$ 1,023.59	$ 1,022.08
Expenses Paid per $1,000*	$ 1.63	$ 3.16

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios**	Class A	Class B
Deutsche Variable Series II — Deutsche Alternative Asset Allocation VIP	.32%	.62%

** The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

The Fund paid distributions of $0.03 per share from net long-term capital gains during its year ended December 31, 2015.

For corporate shareholders, 7% of income dividends paid during the Fund's fiscal year ended December 31, 2015 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Alternative Asset Allocation VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DIMA and RREEF America L.L.C. ("RREEF"), an affiliate of DIMA, in September 2015.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board also requested and received information regarding DIMA’s oversight of Fund sub-advisers, including RREEF. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 1st quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2014.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). With respect to the sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA from advising the Deutsche Funds along with the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality. The Board did not receive profitability information with respect to the Fund, but did receive such information with respect to the funds in which the Fund invests. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (since 2015); and Director and Vice President, DeAWM Trust Company (since 2016)
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management; and Chairman, Director and President, DeAWM Trust Company (since 2013); formerly, Director, DeAWM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, DeAWM Distributors, Inc; and Secretary, DeAWM Service Company
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

VS2AAA-2 (R-025824-5  2/16)

December 31, 2015

Annual Report

Deutsche Variable Series II

Deutsche Global Equity VIP

Contents

3 Performance Summary

4 Management Summary

5 Portfolio Summary

6 Investment Portfolio

9 Statement of Assets and Liabilities

10 Statement of Operations

10 Statement of Changes in Net Assets

12 Financial Highlights

13 Notes to Financial Statements

17 Report of Independent Registered Public Accounting Firm

18 Information About Your Fund's Expenses

19 Tax Information

19 Proxy Voting

20 Advisory Agreement Board Considerations and Fee Evaluation

22 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

DeAWM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2015 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2015 is 0.95% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment in Deutsche Global Equity VIP
■ Deutsche Global Equity VIP — Class A ■ MSCI All Country World Index

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche Global Equity VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,825	$11,856	$12,233	$13,168
	Average annual total return	–1.75%	5.84%	4.11%	2.79%
MSCI All Country World Index	Growth of $10,000	$9,764	$12,489	$13,438	$15,913
	Average annual total return	–2.36%	7.69%	6.09%	4.76%

The growth of $10,000 is cumulative.

Management Summary December 31, 2015 (Unaudited)

Global equities encountered difficult market conditions during 2015, with concerns about falling commodity prices and the direction of China’s economy offsetting more favorable growth trends in the United States. The Fund’s benchmark, the MSCI AC World Index, returned –2.36% during the year, while the Class A shares of the Fund outperformed with a return of –1.75% (unadjusted for contract charges).1

We continued to focus our efforts on identifying stocks that we believe are positioned for sustainable, above-average growth and that are trading below what we believe are their intrinsic valuations. In addition, we sought to deliver outperformance through the quality of our stock picking rather than making large "macro" bets or taking on excessive risk. This approach helped the Fund to outperform in the past year, during which investors demonstrated a willingness to pay a premium for stocks that could continue to produce rising earnings even in an environment of weak global growth.

Both sector allocations and security selection had a positive impact on the Fund’s 12-month results. With regard to the former, the fund's performance was helped by its overweight positions in the health care and consumer staples sectors, as well as underweights in energy and financials.2,3 It’s important to keep in mind that the Fund’s relative weightings are not "top-down" decisions, but rather a residual impact of our bottom-up stock selection process.

In terms of stock selection, we added value through the strength of the fund's investments in the health care sector. The Swiss drug developer Galenica AG — which rallied after the company announced a plan to recognize value through a break-up — was the largest contributor to the fund's performance in the group. The bioanalytical testing company Eurofins Scientific and the renal-care specialist Fresenius Medical Care AG & Co. made strong contributions to performance, as well. In addition, the fund's positions in Omnicare, Inc.* and Allergan PLC both outperformed after receiving takeover bids. Outside of health care, the industrial stock Pall Corp.* — which was also bid for during the year — was a leading contributor to performance. Our stock selection was less effective in the consumer discretionary sector, where positions in the Brazilian education provider Estacio Participacoes SA,* Harman International Industries, Inc. and Las Vegas Sands Corp.* detracted from the Fund's performance.4

As of December 31, 2015, approximately 49% of the portfolio was invested in the United States, 45.5% in the developed international markets and 2.5% in the emerging markets, with the remainder in cash and cash equivalents. While we continue to identify select opportunities in the emerging markets, we took steps to reduce this weighting during the latter half of the period. The performance of emerging-markets stocks continues to be driven primarily by macroeconomic factors rather than company-specific fundamentals, so we felt it was prudent to reduce the position in order to manage risk. We redeployed the proceeds of these into higher-quality, large-cap stocks, with a preference for European companies.

Nils E. Ernst, PhD Martin Berberich, CFA Portfolio Managers	Sebastian P. Werner, PhD

Effective January 1, 2016, the portfolio management team is as follows:

Brendan O'Neill, CFA Mark Schumann, CFA Portfolio Managers	Sebastian P. Werner, PhD

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The MSCI All Country World Index tracks the performance of stocks in select developed markets around the world, including the United States. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 "Underweight" means the Fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means it holds a higher weighting.

3 Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs and household products.

4 The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

* Not held in the portfolio as of December 31, 2015.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/15	12/31/14

Common Stocks	100%	96%
Cash Equivalents	0%	3%
Participatory Notes	—	1%
	100%	100%

Sector Diversification (As a % of Common Stocks and Participatory Notes)	12/31/15	12/31/14

Health Care	25%	19%
Consumer Staples	16%	14%
Information Technology	15%	10%
Financials	13%	11%
Industrials	10%	19%
Consumer Discretionary	9%	8%
Materials	6%	11%
Energy	5%	7%
Telecommunication Services	1%	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/15	12/31/14

United States	50%	49%
Switzerland	7%	2%
Germany	6%	7%
Sweden	6%	4%
Canada	6%	7%
United Kingdom	5%	5%
France	3%	2%
Ireland	3%	4%
Norway	3%	3%
Luxembourg	2%	1%
Netherlands	2%	1%
Other	7%	15%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2015

	Shares	Value ($)

Common Stocks 97.8%
Canada 5.5%
Agnico Eagle Mines Ltd.	19,000	499,320
Alimentation Couche-Tard, Inc. "B"	20,000	880,393
Brookfield Asset Management, Inc. "A"	42,000	1,324,926
(Cost $2,124,911)		2,704,639
Denmark 1.0%
Jyske Bank AS (Registered)* (Cost $520,321)	11,000	498,642
Finland 1.5%
Sampo Oyj "A" (Cost $708,419)	14,500	736,265
France 3.0%
JC Decaux SA	7,000	268,681
Pernod Ricard SA	8,000	916,319
Vivendi SA	12,000	259,762
(Cost $1,465,257)		1,444,762
Germany 6.2%
BASF SE	6,500	497,645
Bayer AG (Registered)	5,000	635,506
Fresenius Medical Care AG & Co. KGaA	14,000	1,180,216
LANXESS AG	16,000	742,189
(Cost $2,852,086)		3,055,556
Ireland 2.8%
Glanbia PLC	26,000	478,931
Kerry Group PLC "A" (a)	1,000	83,532
Kerry Group PLC "A" (a)	10,000	829,299
(Cost $1,152,453)		1,391,762
Israel 0.5%
Mobileye NV* (b) (Cost $246,148)	6,000	253,680
Luxembourg 2.1%
Eurofins Scientific (Cost $712,011)	3,000	1,050,770
Malaysia 0.7%
IHH Healthcare Bhd. (Cost $292,971)	225,000	344,597
Mexico 0.9%
Fomento Economico Mexicano SAB de CV (ADR) (Cost $452,951)	5,000	461,750
Netherlands 1.7%
ING Groep NV (CVA)	19,000	253,649
Sensata Technologies Holding NV* (b)	12,000	552,720
(Cost $855,165)		806,369
Norway 2.7%
Marine Harvest ASA (Cost $1,150,998)	98,000	1,321,754
Philippines 0.9%
Universal Robina Corp. (Cost $482,548)	105,000	415,779
Russia 0.6%
Yandex NV "A"* (d) (Cost $255,867)	19,000	298,680
	Shares	Value ($)

Sweden 5.9%
Assa Abloy AB "B"	33,500	701,501
Atlas Copco AB "A"	18,000	442,380
Meda AB "A"	55,000	694,555
Svenska Cellulosa AB "B"	18,000	522,516
Swedbank AB "A"	24,000	528,926
(Cost $2,893,184)		2,889,878
Switzerland 7.5%
Galenica AG (Registered)	1,050	1,652,297
Lonza Group AG (Registered)*	5,000	812,662
Nestle SA (Registered)	12,515	930,533
UBS Group AG (Registered)	13,000	253,355
(Cost $2,352,312)		3,648,847
United Kingdom 5.1%
Aon PLC (b)	7,000	645,470
AVEVA Group PLC	7,500	178,842
Compass Group PLC	34,000	589,321
Halma PLC	36,000	459,200
Smith & Nephew PLC	15,000	267,987
Spirax-Sarco Engineering PLC	7,714	373,839
(Cost $2,391,389)		2,514,659
United States 49.2%
Acadia Healthcare Co., Inc.*	8,000	499,680
Allergan PLC*	2,300	718,750
Alliance Data Systems Corp.*	4,200	1,161,594
Amphenol Corp. "A"	27,000	1,410,210
Applied Materials, Inc.	33,000	616,110
Bristol-Myers Squibb Co.	8,000	550,320
CBRE Group, Inc. "A"*	14,000	484,120
Cepheid, Inc.*	8,000	292,240
Cerner Corp.*	13,000	782,210
Citrix Systems, Inc.*	8,500	643,025
Danaher Corp.	11,000	1,021,680
Dollar General Corp.	9,000	646,830
Ecolab, Inc.	7,000	800,660
Envision Healthcare Holdings, Inc.*	12,000	311,640
EOG Resources, Inc.	6,500	460,135
Evolent Health, Inc. "A"*	14,280	172,931
Express Scripts Holding Co.*	7,500	655,575
Exxon Mobil Corp.	6,500	506,675
General Electric Co. (c)	17,000	529,550
Harman International Industries, Inc.	6,000	565,260
HealthStream, Inc.*	17,000	374,000
JPMorgan Chase & Co.	19,000	1,254,570
LKQ Corp.*	13,000	385,190
Marcus & Millichap, Inc.*	15,000	437,100
MasterCard, Inc. "A"	13,000	1,265,680
Mead Johnson Nutrition Co.	7,000	552,650
NIKE, Inc. "B"	8,000	500,000
Noble Energy, Inc.	19,000	625,670
Palo Alto Networks, Inc.*	2,300	405,122
PayPal Holdings, Inc.*	17,000	615,400
Press Ganey Holdings, Inc.*	14,000	441,700
Rollins, Inc.	10,000	259,000
Schlumberger Ltd.	10,000	697,500
T-Mobile U.S., Inc.*	13,000	508,560
The Sherwin-Williams Co.	700	181,720
Time Warner, Inc.	8,000	517,360
	Shares	Value ($)

TJX Companies, Inc.	8,000	567,280
Union Pacific Corp.	6,000	469,200
United Technologies Corp.	6,000	576,420
Zoetis, Inc.	13,000	622,960
(Cost $22,969,205)		24,086,277
Total Common Stocks (Cost $43,878,196)		47,924,666

Securities Lending Collateral 0.7%
Daily Assets Fund, 0.36% (e) (f) (Cost $349,250)	349,250	349,250

	Shares	Value ($)

Cash Equivalents 0.2%
Central Cash Management Fund, 0.25% (e) (Cost $100,911)	100,911	100,911

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $44,328,357)†	98.7	48,374,827
Other Assets and Liabilities, Net	1.3	633,558
Net Assets	100.0	49,008,385

* Non-income producing security.

† The cost for federal income tax purposes was $44,515,300. At December 31, 2015, net unrealized appreciation for all securities based on tax cost was $3,859,527. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,497,700 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,638,173.

(a) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(b) Listed on the New York Stock Exchange.

(c) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2015 amounted to $342,650, which is 0.7% of net assets.

(d) Listed on the NASDAQ Exchange.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen (Certificate of Stock)

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Canada	$ 2,704,639	$ —	$ —	$ 2,704,639
Denmark	—	498,642	—	498,642
Finland	—	736,265	—	736,265
France	—	1,444,762	—	1,444,762
Germany	—	3,055,556	—	3,055,556
Ireland	—	1,391,762	—	1,391,762
Israel	253,680	—	—	253,680
Luxembourg	—	1,050,770	—	1,050,770
Malaysia	—	344,597	—	344,597
Mexico	461,750	—	—	461,750
Netherlands	552,720	253,649	—	806,369
Norway	—	1,321,754	—	1,321,754
Philippines	—	415,779	—	415,779
Russia	298,680	—	—	298,680
Sweden	—	2,889,878	—	2,889,878
Switzerland	—	3,648,847	—	3,648,847
United Kingdom	645,470	1,869,189	—	2,514,659
United States	24,086,277	—	—	24,086,277
Short-Term Investments (g)	450,161	—	—	450,161
Total	$ 29,453,377	$ 18,921,450	$ —	$ 48,374,827

There have been no transfers between fair value measurement levels during the year ended December 31, 2015.

(g) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $43,878,196) — including $342,650 of securities loaned	$ 47,924,666
Investment in Daily Assets Fund (cost $349,250)*	349,250
Investment in Central Cash Management Fund (cost $100,911)	100,911
Total investments in securities, at value (cost $44,328,357)	48,374,827
Foreign currency, at value (cost $1,014,823)	1,016,840
Receivable for Fund shares sold	10,494
Dividends receivable	29,795
Interest receivable	173
Foreign taxes recoverable	55,328
Other assets	1,191
Total assets	49,488,648
Liabilities
Payable upon return of securities loaned	349,250
Payable for Fund shares redeemed	4,968
Accrued management fee	29,908
Accrued Trustees' fees	1,125
Other accrued expenses and payables	95,012
Total liabilities	480,263
Net assets, at value	$ 49,008,385
Net Assets Consist of
Undistributed net investment income	312,027
Net unrealized appreciation (depreciation) on: Investments	4,046,470
Foreign currency	(2,650)
Accumulated net realized gain (loss)	(43,221,095)
Paid-in capital	87,873,633
Net assets, at value	$ 49,008,385
Class A Net Asset Value, offering and redemption price per share ($49,008,385 ÷ 5,446,357 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.00

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2015
Investment Income
Income: Dividends (net of foreign taxes withheld of $69,970)	$ 917,607
Interest	733
Income distributions — Central Cash Management Fund	1,436
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	14,178
Total income	933,954
Expenses: Management fee	407,655
Administration fee	62,716
Services to shareholders	725
Custodian fee	43,215
Professional fees	74,061
Reports to shareholders	12,037
Trustees' fees and expenses	4,439
Other	19,766
Total expenses before expense reductions	624,614
Expense reductions	(53,864)
Total expenses after expense reductions	570,750
Net investment income	363,204
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	935,523
Foreign currency	(30,793)
904,730
Change in net unrealized appreciation (depreciation) on: Investments	(2,107,379)
Foreign currency	3,101
(2,104,278)
Net gain (loss)	(1,199,548)
Net increase (decrease) in net assets resulting from operations	$ (836,344)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2015	2014
Operations: Net investment income	$ 363,204	$ 421,556
Net realized gain (loss)	904,730	3,328,692
Change in net unrealized appreciation (depreciation)	(2,104,278)	(2,963,485)
Net increase (decrease) in net assets resulting from operations	(836,344)	786,763
Distributions to shareholders from: Net investment income: Class A	(365,100)	(1,256,998)
Fund share transactions: Class A Proceeds from shares sold	1,395,898	2,233,568
Reinvestment of distributions	365,100	1,256,998
Payments for shares redeemed	(19,468,680)	(8,090,295)
Net increase (decrease) in net assets from Class A share transactions	(17,707,682)	(4,599,729)
Increase (decrease) in net assets	(18,909,126)	(5,069,964)
Net assets at beginning of period	67,917,511	72,987,475
Net assets at end of period (including undistributed net investment income of $312,027 and $345,800, respectively)	$ 49,008,385	$ 67,917,511
Other Information
Class A Shares outstanding at beginning of period	7,372,593	7,869,570
Shares sold	147,455	240,333
Shares issued to shareholders in reinvestment of distributions	37,523	138,132
Shares redeemed	(2,111,214)	(875,442)
Net increase (decrease) in Class A shares	(1,926,236)	(496,977)
Shares outstanding at end of period	5,446,357	7,372,593

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 9.21	$ 9.27	$ 7.96	$ 6.98	$ 8.08
Income (loss) from investment operations: Net investment income[a]	.05	.06	.14	.18	.19
Net realized and unrealized gain (loss)	(.21)	.04	1.37	1.01	(1.14)
Total from investment operations	(.16)	.10	1.51	1.19	(.95)
Less distributions from: Net investment income	(.05)	(.16)	(.20)	(.21)	(.15)
Net asset value, end of period	$ 9.00	$ 9.21	$ 9.27	$ 7.96	$ 6.98
Total Return (%)	(1.75)[b]	1.14	19.31[b]	17.34	(12.07)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	49	68	73	67	65
Ratio of expenses before expense reductions (%)	1.00	.95	1.06	1.02	1.03
Ratio of expenses after expense reductions (%)	.91	.95	.99	1.02	1.03
Ratio of net investment income (%)	.58	.59	1.69	2.46	2.44
Portfolio turnover rate (%)	79	78	139	18	26
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reimbursed.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Global Equity VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended December 31, 2015, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.08% annualized effective rate as of December 31, 2015) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2015, the Fund had a net tax basis capital loss carryforward of approximately $42,785,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($3,621,000) and December 31, 2017 ($39,164,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2015 through December 31, 2015, the Fund elected to defer qualified late year losses of approximately $249,000 of net short-term realized capital losses and treat them as arising in the fiscal year ending December 31, 2016.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, income received from passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2015, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$ 312,027
Capital loss carryforwards	$ (42,785,000)
Unrealized appreciation (depreciation) on investments	$ 3,859,527

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2015	2014
Distributions from ordinary income*	$ 365,100	$ 1,256,998

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2015, purchases and sales of investment transactions (excluding short-term investments) aggregated $47,691,158 and $64,178,384, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion	.650%
Next $1.75 billion	.635%
Next $1.75 billion	.620%
Over $5 billion	.605%

Accordingly, for the year ended December 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund's average daily net assets.

For the period from January 1, 2015 through April 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.91%.

For the year ended December 31, 2015, fees waived and/or expenses reimbursed were $53,864.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2015, the Administration Fee was $62,716, of which $4,315 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2015, the amounts charged to the Fund by DSC aggregated $111, of which $19 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $9,662, of which $3,320 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended December 31, 2015, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $1,233.

D. Ownership of the Fund

At December 31, 2015, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 74% and 26%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2015.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and Shareholders of Deutsche Global Equity VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Global Equity VIP (one of the funds constituting Deutsche Variable Series II) (the "Fund"), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Global Equity VIP (one of the funds constituting Deutsche Variable Series II) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 12, 2016

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2015 to December 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2015
Actual Fund Return	Class A
Beginning Account Value 7/1/15	$ 1,000.00
Ending Account Value 12/31/15	$ 942.40
Expenses Paid per $1,000*	$ 4.46
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/15	$ 1,000.00
Ending Account Value 12/31/15	$ 1,020.62
Expenses Paid per $1,000*	$ 4.63

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche Variable Series II — Deutsche Global Equity VIP	.91%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

For corporate shareholders, 99% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2015, qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Global Equity VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2014. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (since 2015); and Director and Vice President, DeAWM Trust Company (since 2016)
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management; and Chairman, Director and President, DeAWM Trust Company (since 2013); formerly, Director, DeAWM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, DeAWM Distributors, Inc; and Secretary, DeAWM Service Company
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

VS2GE-2 (R-025828-5  2/16)

December 31, 2015

Annual Report

Deutsche Variable Series II

Deutsche Global Growth VIP

Contents

3 Performance Summary

4 Management Summary

5 Portfolio Summary

6 Investment Portfolio

10 Statement of Assets and Liabilities

11 Statement of Operations

11 Statement of Changes in Net Assets

13 Financial Highlights

14 Notes to Financial Statements

19 Report of Independent Registered Public Accounting Firm

20 Information About Your Fund's Expenses

21 Tax Information

21 Proxy Voting

22 Advisory Agreement Board Considerations and Fee Evaluation

25 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

DeAWM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2015 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2015 are 1.41% and 1.76% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in Deutsche Global Growth VIP
■ Deutsche Global Growth VIP — Class A ■ MSCI World Index

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of stocks in select developed markets around the world, including the U.S.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche Global Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,877	$12,071	$12,257	$14,481
	Average annual total return	–1.23%	6.48%	4.15%	3.77%
MSCI World Index	Growth of $10,000	$9,913	$13,177	$14,417	$16,257
	Average annual total return	–0.87%	9.63%	7.59%	4.98%
Deutsche Global Growth VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$9,845	$11,944	$12,043	$13,974
	Average annual total return	–1.55%	6.10%	3.79%	3.40%
MSCI World Index	Growth of $10,000	$9,913	$13,177	$14,417	$16,257
	Average annual total return	–0.87%	9.63%	7.59%	4.98%

The growth of $10,000 is cumulative.

Management Summary December 31, 2015 (Unaudited)

The Fund’s Class A shares returned –1.23% during 2015 (unadjusted for contract charges), slightly behind the –0.87% return of the MSCI World Index.1 The performance of the world equity markets was pressured by investor concerns about slowing global growth, falling commodity prices and the uncertainty surrounding U.S. interest-rate policy. U.S. and European large-cap stocks finished the year with negative returns, offsetting a gain in Japan. However, European small caps performed very well despite the impact of the euro’s weakness relative to the U.S. dollar.

Although our primary focus is on using bottom-up stock selection to identify attractive growth companies, certain elements of our broader positioning can also affect results. During the past year, for instance, the Fund’s relative performance was hurt by its overweight position in the international markets relative to the United States.2 In addition, the Fund's modest allocation to the emerging markets — which lagged the developed markets by a wide margin — detracted from performance in relation to the benchmark (which holds developed markets only). On the plus side, the Fund's substantial underweight in the lagging energy sector, which underperformed due to the sharp decline in the prices of oil and natural gas, had a positive impact on results. The Fund's underweight in financials and overweight in health care, as well as its meaningful allocation to small-cap stocks, also aided performance. We believe the small-cap space is home to a high representation of the reasonably valued growth companies we seek.

Our individual stock selection in health care was an additional positive for Fund performance. The Swiss drug developer Galenica AG — which rallied after the company announced a plan to recognize value through a break-up — was the strongest contributor to the Fund's performance in the sector. The bioanalytical testing company Eurofins Scientific and the renal-care specialist Fresenius Medical Care AG & Co. KGaA made strong contributions to performance, as well. In addition, the Fund's positions in Omnicare, Inc.,* Allergan plc and Thoratec Corp.* all outperformed after receiving takeover bids. Outside of health care, the industrial stock Pall Corp.* — which was also bid for during the year — was the Fund's top contributor. On the negative side, the Fund's holdings in the consumer discretionary sector detracted significantly from returns due in part to the weak returns for the Brazilian education provider Estacio Participacoes SA,* Harman International Industries, Inc. and Time Warner Inc.3

Our broad-based strategy enables us to search for investment ideas in any region of the world, and we can invest in any segment of the market-cap spectrum — small, medium or large — to find reasonably valued companies with high barriers to entry, pricing power and the potential to deliver above-average earnings growth. We believe this flexible approach provides us with the latitude to identify companies that can generate earnings growth independent of broader economic conditions.

Joseph Axtell, CFA Lead Portfolio Manager	Rafaelina M. Lee Nils E. Ernst, PhD Portfolio Managers	Martin Berberich, CFA Sebastian P. Werner, PhD

Effective December 1, 2015, the portfolio management team is as follows:

Joseph Axtell, CFA Sebastian P. Werner, PhD Co-Lead Portfolio Managers	Rafaelina M. Lee Mark Schumann, CFA Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The MSCI World Index tracks the performance of stocks in select developed markets around the world, including the United States. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

2 "Underweight" means the Fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means it holds a higher weighting.

3 The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

* Not held in the portfolio as of December 31, 2015.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/15	12/31/14

Common Stocks	97%	95%
Cash Equivalents	3%	4%
Preferred Stock	0%	—
Participatory Notes	—	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/15	12/31/14

Health Care	21%	18%
Information Technology	15%	10%
Consumer Staples	14%	13%
Industrials	13%	20%
Financials	12%	11%
Consumer Discretionary	12%	12%
Materials	6%	9%
Energy	5%	6%
Telecommunication Services	2%	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/15	12/31/14

United States	46%	47%
Germany	7%	7%
Switzerland	6%	3%
United Kingdom	6%	7%
Canada	6%	7%
Sweden	6%	3%
Ireland	3%	3%
Netherlands	2%	3%
Japan	2%	2%
Norway	2%	1%
France	2%	2%
Luxembourg	2%	1%
Finland	2%	1%
Hong Kong	1%	2%
Italy	1%	2%
Belgium	—	2%
Other	6%	7%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2015

	Shares	Value ($)

Common Stocks 96.4%
Australia 0.2%
G8 Education Ltd. (Cost $67,672)	23,426	60,887
Bermuda 0.2%
Lazard Ltd. "A" (Cost $39,073)	1,682	75,707
Canada 5.7%
Agnico Eagle Mines Ltd.	15,200	399,526
Alimentation Couche-Tard, Inc. "B"	15,500	682,305
Brookfield Asset Management, Inc. "A"	22,000	694,009
Quebecor, Inc. "B"	3,678	90,056
SunOpta, Inc.*	8,999	61,553
(Cost $1,507,850)		1,927,449
China 0.1%
Minth Group Ltd. (Cost $36,546)	20,870	41,520
Denmark 0.5%
TDC AS (Cost $241,676)	32,000	160,289
Finland 1.5%
Cramo Oyj	3,879	80,069
Sampo Oyj "A"	8,700	441,759
(Cost $504,100)		521,828
France 2.1%
Altran Technologies SA	2,700	36,234
Flamel Technologies SA (ADR)*	9,011	110,024
Parrot SA*	1,588	46,648
Pernod Ricard SA	4,400	503,975
(Cost $765,636)		696,881
Germany 7.0%
BASF SE	3,200	244,994
Bayer AG (Registered)	2,400	305,043
Fresenius Medical Care AG & Co. KGaA	8,000	674,409
LANXESS AG	10,200	473,145
Merck KGaA	3,500	342,874
Patrizia Immobilien AG*	3,619	106,034
United Internet AG (Registered)	3,054	167,951
VIB Vermoegen AG	3,382	62,838
(Cost $2,200,218)		2,377,288
Hong Kong 1.0%
AIA Group Ltd.	22,000	132,230
K Wah International Holdings Ltd.	95,323	40,946
REXLot Holdings Ltd.	1,009,635	42,249
Techtronic Industries Co., Ltd.	26,051	106,277
(Cost $345,648)		321,702
India 0.2%
WNS Holdings Ltd. (ADR)* (Cost $56,052)	1,934	60,321
Indonesia 0.2%
PT Arwana Citramulia Tbk	954,718	34,432
PT Multipolar Tbk	1,448,739	26,791
(Cost $152,038)		61,223
	Shares	Value ($)

Ireland 2.4%
Greencore Group PLC	17,786	92,815
Kerry Group PLC "A"	6,000	497,579
Paddy Power PLC	767	102,608
Ryanair Holdings PLC (ADR) (a)	1,534	132,630
(Cost $639,290)		825,632
Italy 0.6%
Prysmian SpA	3,543	77,922
Telit Communications PLC*	9,287	29,178
Unipol Gruppo Finanziario SpA	20,500	106,007
(Cost $180,615)		213,107
Japan 2.2%
Ai Holdings Corp. (b)	4,040	102,386
Avex Group Holdings, Inc.	3,467	41,238
Kusuri No Aoki Co., Ltd.	2,258	110,303
MISUMI Group, Inc.	4,811	66,520
Nippon Seiki Co., Ltd.	6,783	156,015
Syuppin Co., Ltd. (b)	1,800	18,719
Topcon Corp. (b)	4,300	72,714
United Arrows Ltd.	1,670	71,905
Universal Entertainment Corp.	4,103	74,802
UT Group Co., Ltd.*	8,369	40,872
(Cost $599,390)		755,474
Korea 0.1%
Suprema HQ, Inc.* (Cost $38,845)	1,931	26,843
Luxembourg 1.9%
Eurofins Scientific (Cost $412,550)	1,800	630,462
Malaysia 1.1%
Hartalega Holdings Bhd.	53,094	73,533
IHH Healthcare Bhd.	127,000	194,506
Nirvana Asia Ltd. 144A	209,599	63,826
Tune Protect Group Bhd.	137,651	41,307
(Cost $365,583)		373,172
Mexico 0.9%
Fomento Economico Mexicano SAB de CV (ADR) (Cost $293,461)	3,200	295,520
Netherlands 2.3%
Brunel International NV	3,001	54,820
Core Laboratories NV (c)	628	68,289
ING Groep NV (CVA)	21,300	284,353
SBM Offshore NV*	5,125	64,904
Sensata Technologies Holding NV* (c)	6,300	290,178
(Cost $773,391)		762,544
Norway 2.2%
Marine Harvest ASA (Cost $659,510)	56,000	755,288
Panama 0.2%
Banco Latinoamericano de Comercio Exterior SA "E" (Cost $62,378)	2,791	72,371
	Shares	Value ($)

Philippines 0.8%
Alliance Global Group, Inc.	136,456	46,746
Universal Robina Corp.	54,500	215,809
(Cost $335,923)		262,555
Russia 0.5%
Yandex NV "A"* (a) (Cost $166,891)	11,500	180,780
Singapore 0.1%
Lian Beng Group Ltd. (Cost $44,766)	107,364	38,190
Spain 0.3%
Mediaset Espana Comunicacion SA (Cost $113,613)	10,000	108,822
Sweden 5.4%
Assa Abloy AB "B"	22,000	460,688
Atlas Copco AB "A"	9,800	240,851
Meda AB "A"	33,400	421,784
Nobina AB 144A*	14,672	67,264
Svenska Cellulosa AB "B"	10,500	304,801
Swedbank AB "A"	14,200	312,948
(Cost $1,824,607)		1,808,336
Switzerland 6.2%
Dufry AG (Registered)*	526	62,992
Galenica AG (Registered)	550	865,489
Lonza Group AG (Registered)*	2,500	406,331
Nestle SA (Registered)	8,000	594,827
UBS Group AG (Registered)	8,700	169,553
(Cost $1,661,893)		2,099,192
Thailand 0.1%
Malee Sampran PCL (Foreign Registered) (Cost $39,005)	27,499	21,779
United Kingdom 6.2%
Arrow Global Group PLC	20,883	81,197
AVEVA Group PLC	4,303	102,608
Babcock International Group PLC	9,341	140,063
Clinigen Healthcare Ltd.	8,100	84,901
Compass Group PLC	17,100	296,394
Crest Nicholson Holdings PLC	10,611	87,055
Domino's Pizza Group PLC	5,597	86,795
Halma PLC	19,000	242,355
Hargreaves Lansdown PLC	3,655	81,197
Howden Joinery Group PLC	12,751	98,950
IMI PLC	6,200	78,785
Jardine Lloyd Thompson Group PLC	3,521	48,036
Polypipe Group PLC	16,073	82,695
Reckitt Benckiser Group PLC	3,150	291,981
Rotork PLC	6,304	16,990
Smith & Nephew PLC	10,000	178,658
Spirax-Sarco Engineering PLC	1,718	83,258
(Cost $1,935,953)		2,081,918
United States 44.2%
Acadia Healthcare Co., Inc.* (b)	4,000	249,840
Advance Auto Parts, Inc.	396	59,602
Affiliated Managers Group, Inc.*	216	34,508
Agilent Technologies, Inc.	3,500	146,335
Allergan plc*	1,200	375,000
	Shares	Value ($)

Alliance Data Systems Corp.*	2,400	663,768
Amphenol Corp. "A"	14,000	731,220
AZZ, Inc.	1,162	64,572
Bank of America Corp.	15,300	257,499
Berry Plastics Group, Inc.*	1,789	64,726
Bristol-Myers Squibb Co.	4,100	282,039
Cardtronics, Inc.* (b)	2,112	71,069
Casey's General Stores, Inc.	896	107,923
Cerner Corp.* (b)	7,000	421,190
Citrix Systems, Inc.*	5,400	408,510
Danaher Corp.	6,100	566,568
Del Taco Restaurants, Inc.* (b)	4,873	51,897
Diamondback Energy, Inc.* (b)	546	36,527
DigitalGlobe, Inc.*	2,304	36,081
Dollar General Corp.	5,200	373,724
Ecolab, Inc.	4,400	503,272
Encore Capital Group, Inc.* (b)	1,189	34,576
EOG Resources, Inc.	4,900	346,871
Express Scripts Holding Co.*	4,100	358,381
Exxon Mobil Corp.	3,500	272,825
FCB Financial Holdings, Inc. "A"*	1,192	42,662
Fox Factory Holding Corp.*	4,633	76,584
Gentherm, Inc.*	1,952	92,525
Hain Celestial Group, Inc.* (b)	1,329	53,678
Harman International Industries, Inc.	3,100	292,051
Jack in the Box, Inc. (b)	987	75,713
Jarden Corp.*	922	52,665
JPMorgan Chase & Co.	11,500	759,345
Kindred Healthcare, Inc. (b)	3,320	39,541
Knowles Corp.* (b)	3,937	52,480
Ligand Pharmaceuticals, Inc.* (b)	546	59,197
MasterCard, Inc. "A"	8,000	778,880
Matador Resources Co.* (b)	2,019	39,916
MAXIMUS, Inc. (b)	1,368	76,950
Middleby Corp.*	909	98,054
Molina Healthcare, Inc.* (b)	1,182	71,074
NantKwest, Inc.* (b)	1,219	21,125
Nielsen Holdings PLC (b)	9,000	419,400
NIKE, Inc. "B"	6,000	375,000
Noble Energy, Inc.	11,800	388,574
Oaktree Capital Group LLC (b)	1,462	69,767
On Assignment, Inc.*	900	40,455
Orexigen Therapeutics, Inc.*	7,028	12,088
Pacira Pharmaceuticals, Inc.*	1,417	108,811
Palo Alto Networks, Inc.*	1,500	264,210
PAREXEL International Corp.*	745	50,749
PayPal Holdings, Inc.*	12,000	434,400
Polaris Industries, Inc. (b)	677	58,188
Primoris Services Corp. (b)	4,127	90,918
Providence Service Corp.*	2,590	121,523
Retrophin, Inc.*	2,954	56,983
Roadrunner Transportation Systems, Inc.*	2,531	23,867
Schlumberger Ltd.	6,900	481,275
Sinclair Broadcast Group, Inc. "A" (b)	2,242	72,955
South State Corp.	501	36,047
Stericycle, Inc.* (b)	1,300	156,780
T-Mobile U.S., Inc.*	8,400	328,608
Tenneco, Inc.*	1,418	65,100
The Sherwin-Williams Co.	625	162,250
Time Warner, Inc.	5,400	349,218
TiVo, Inc.*	5,677	48,993
	Shares	Value ($)

TJX Companies, Inc.	4,400	312,004
TriNet Group, Inc.*	2,206	42,686
Tristate Capital Holdings, Inc.*	5,159	72,174
Union Pacific Corp.	3,600	281,520
United Technologies Corp.	4,100	393,887
Urban Outfitters, Inc.*	1,638	37,265
VeriFone Systems, Inc.*	2,018	56,544
WABCO Holdings, Inc.*	930	95,102
Western Digital Corp.	938	56,327
WEX, Inc.*	463	40,929
Zeltiq Aesthetics, Inc.*	2,741	78,201
Zoe's Kitchen, Inc.*	1,359	38,025
(Cost $13,670,149)		14,921,786
Total Common Stocks (Cost $29,734,322)		32,538,866

Warrants 0.0%
France
Parrot SA, Expiration Date 12/15/2022* (Cost $0)	1,848	1,750

	Shares	Value ($)

Preferred Stock 0.1%
United States
Providence Service Corp.* (Cost $13,600)	136	16,001

Securities Lending Collateral 6.2%
Daily Assets Fund, 0.36% (d) (e) (Cost $2,100,763)	2,100,763	2,100,763

Cash Equivalents 3.3%
Central Cash Management Fund, 0.25% (d) (Cost $1,093,411)	1,093,411	1,093,411

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $32,942,096)†	106.0	35,750,791
Other Assets and Liabilities, Net	(6.0)	(2,009,945)
Net Assets	100.0	33,740,846

* Non-income producing security.

† The cost for federal income tax purposes was $33,184,615. At December 31, 2015, net unrealized appreciation for all securities based on tax cost was $2,566,176. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,703,004 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,136,828.

(a) Listed on the NASDAQ Exchange.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2015 amounted to $2,036,712, which is 6.0% of net assets.

(c) Listed on the New York Stock Exchange.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen (Certificate of Stock)

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$ —	$ 60,887	$ —	$ 60,887
Bermuda	75,707	—	—	75,707
Canada	1,927,449	—	—	1,927,449
China	—	41,520	—	41,520
Denmark	—	160,289	—	160,289
Finland	—	521,828	—	521,828
France	110,024	586,857	—	696,881
Germany	—	2,377,288	—	2,377,288
Hong Kong	—	279,453	42,249	321,702
India	60,321	—	—	60,321
Indonesia	—	61,223	—	61,223
Ireland	132,630	693,002	—	825,632
Italy	—	213,107	—	213,107
Japan	—	755,474	—	755,474
Korea	—	—	26,843	26,843
Luxembourg	—	630,462	—	630,462
Malaysia	—	373,172	—	373,172
Mexico	295,520	—	—	295,520
Netherlands	358,467	404,077	—	762,544
Norway	—	755,288	—	755,288
Panama	72,371	—	—	72,371
Philippines	—	262,555	—	262,555
Russia	180,780	—	—	180,780
Singapore	—	38,190	—	38,190
Spain	—	108,822	—	108,822
Sweden	—	1,808,336	—	1,808,336
Switzerland	—	2,099,192	—	2,099,192
Thailand	—	21,779	—	21,779
United Kingdom	—	2,081,918	—	2,081,918
United States	14,921,786	—	—	14,921,786
Warrants	—	—	1,750	1,750
Preferred Stock	—	—	16,001	16,001
Short-Term Investments (f)	3,194,174	—	—	3,194,174
Total	$ 21,329,229	$ 14,334,719	$ 86,843	$ 35,750,791

During the period ended December 31, 2015, the amount of transfers between Level 2 and Level 3 was $94,941. The security was halted on the exchange and is valued in accordance with procedures approved by the Board. A significant difference between the value and the price of the security once it resumes trading on the securities exchange could have a material change in the fair value measurement.

Transfers between price levels are recognized at the beginning of the reporting period.

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $29,747,922) — including $2,036,712 of securities loaned	$ 32,556,617
Investment in Daily Assets Fund (cost $2,100,763)*	2,100,763
Investment in Central Cash Management Fund (cost $1,093,411)	1,093,411
Total investments in securities, at value (cost $32,942,096)	35,750,791
Foreign currency, at value (cost $230,469)	227,048
Receivable for Fund shares sold	3,733
Dividends receivable	18,776
Interest receivable	654
Foreign taxes recoverable	33,809
Other assets	1,321
Total assets	36,036,132
Liabilities
Payable upon return of securities loaned	2,100,763
Payable for investments purchased	1,035
Payable for Fund shares redeemed	83,710
Accrued management fees	2,027
Accrued Trustees' fees	1,258
Other accrued expenses and payables	106,493
Total liabilities	2,295,286
Net assets, at value	33,740,846
Net Assets Consist of
Undistributed net investment income	155,039
Net unrealized appreciation (depreciation) on: Investments	2,808,695
Foreign currency	(6,768)
Accumulated net realized gain (loss)	(41,621,811)
Paid-in capital	72,405,691
Net assets, at value	33,740,846
Class A Net Asset Value, offering and redemption price per share ($33,675,489 ÷ 3,116,107 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.81
Class B Net Asset Value, offering and redemption price per share ($65,357 ÷ 6,040 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.82

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2015
Investment Income
Income: Dividends (net of foreign taxes withheld of $44,857)	$ 678,671
Income distributions — Central Cash Management Fund	1,207
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	9,123
Total income	689,001
Expenses: Management fee	406,088
Administration fee	44,381
Services to shareholders	1,054
Record keeping fees (Class B)	9
Distribution service fee (Class B)	240
Custodian fee	66,319
Professional fees	79,267
Reports to shareholders	16,563
Trustees' fees and expenses	3,145
Other	23,982
Total expenses before expense reductions	641,048
Expense reductions	(241,260)
Total expenses after expense reductions	399,788
Net investment income (loss)	289,213
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	224,633
Futures	(44,599)
Foreign currency	(26,757)
153,277
Change in net unrealized appreciation (depreciation) on: Investments	(846,085)
Futures	17,264
Foreign currency	770
(828,051)
Net gain (loss)	(674,774)
Net increase (decrease) in net assets resulting from operations	$ (385,561)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2015	2014
Operations: Net investment income (loss)	$ 289,213	$ 355,555
Net realized gain (loss)	153,277	2,372,458
Change in net unrealized appreciation (depreciation)	(828,051)	(2,579,995)
Net increase (decrease) in net assets resulting from operations	(385,561)	148,018
Distributions to shareholders from: Net investment income: Class A	(371,824)	(509,707)
Class B	(513)	(15,999)
Total distributions	(372,337)	(525,706)
Fund share transactions: Class A Proceeds from shares sold	1,554,080	2,921,038
Reinvestment of distributions	371,824	509,707
Payments for shares redeemed	(14,574,128)	(7,205,720)
Net increase (decrease) in net assets from Class A share transactions	(12,648,224)	(3,774,975)
Class B Proceeds from shares sold	8,017	24,993
Reinvestment of distributions	513	15,999
Payments for shares redeemed	(52,359)	(2,651,803)
Net increase (decrease) in net assets from Class B share transactions	(43,829)	(2,610,811)
Increase (decrease) in net assets	(13,449,951)	(6,763,474)
Net assets at beginning of period	47,190,797	53,954,271
Net assets at end of period (including undistributed net investment income of $155,039 and $259,024, respectively)	$ 33,740,846	$ 47,190,797
Other Information
Class A Shares outstanding at beginning of period	4,265,093	4,601,327
Shares sold	137,321	261,234
Shares issued to shareholders in reinvestment of distributions	31,944	46,464
Shares redeemed	(1,318,251)	(643,932)
Net increase (decrease) in Class A shares	(1,148,986)	(336,234)
Shares outstanding at end of period	3,116,107	4,265,093
Class B Shares outstanding at beginning of period	10,038	246,555
Shares sold	716	2,774
Shares issued to shareholders in reinvestment of distributions	44	1,453
Shares redeemed	(4,758)	(240,744)
Net increase (decrease) in Class B shares	(3,998)	(236,517)
Shares outstanding at end of period	6,040	10,038
The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 11.04	$ 11.13	$ 9.24	$ 7.90	$ 9.28
Income (loss) from investment operations: Net investment income[a]	.07	.08	.10	.12	.11
Net realized and unrealized gain (loss)	(.21)	(.06)	1.92	1.34	(1.43)
Total from investment operations	(.14)	.02	2.02	1.46	(1.32)
Less distributions from: Net investment income	(.09)	(.11)	(.13)	(.12)	(.06)
Net asset value, end of period	$ 10.81	$ 11.04	$ 11.13	$ 9.24	$ 7.90
Total Return (%)[b]	(1.32)	.21	22.08	18.60	(14.39)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	47	51	54	49
Ratio of expenses before expense reductions (%)	1.44	1.41	1.45	1.42	1.37
Ratio of expenses after expense reductions (%)	.90	.82	.88	.99	1.03
Ratio of net investment income (%)	.65	.71	1.00	1.40	1.24
Portfolio turnover rate (%)	64	63	171	107	127
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Class B	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 11.05	$ 11.14	$ 9.25	$ 7.91	$ 9.29
Income (loss) from investment operations: Net investment income[a]	.05	.02	.07	.09	.08
Net realized and unrealized gain (loss)	(.23)	(.04)	1.92	1.34	(1.44)
Total from investment operations	(.18)	(.02)	1.99	1.43	(1.36)
Less distributions from: Net investment income	(.05)	(.07)	(.10)	(.09)	(.02)
Net asset value, end of period	$ 10.82	$ 11.05	$ 11.14	$ 9.25	$ 7.91
Total Return (%)[b]	(1.64)	(.15)	21.62	18.16	(14.67)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	.1	3	3	3
Ratio of expenses before expense reductions (%)	1.76	1.76	1.81	1.76	1.72
Ratio of expenses after expense reductions (%)	1.22	1.15	1.23	1.34	1.38
Ratio of net investment income (%)	.40	.14	.66	1.04	.88
Portfolio turnover rate (%)	64	63	171	107	127
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Global Growth VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets for Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended December 31, 2015, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.08% annualized effective rate as of December 31, 2015) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Participatory Notes. The Fund may invest in Participatory Notes (P-Notes). P-Notes are promissory notes designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to local shares in foreign markets. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign markets that they seek to replicate. Although each participation note is structured with a defined maturity date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement and potential delays or an inability to redeem before maturity under certain market conditions.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2015, the Fund had a net tax basis capital loss carryforward of approximately $41,202,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($23,413,000) and December 31, 2017 ($17,789,000), the respective expiration dates, whichever occurs first.

From November 1, 2015 through December 31, 2015, the Fund elects to defer qualified late year losses of approximately $ 252,000 of net short-term realized capital losses and treat them as arising in the fiscal year ending December 31, 2016.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in futures contracts, income received from Passive Foreign Investment Companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2015, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$ 230,507
Capital loss carryforwards	$ (41,202,000)
Unrealized appreciation (depreciation) on investments	$ 2,566,176

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2015	2014
Distributions from ordinary income*	$ 372,337	$ 525,706

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2015, the Fund invested in futures as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

There were no open futures contracts at December 31, 2015. For the year ended December 31, 2015, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to $870,000.

The amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2015 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$ (44,599)
The above derivative is located in the following Statement of Operations account: (a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$ 17,264
The above derivative is located in the following Statement of Operations account: (a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended December 31, 2015, purchases and sales of investment transactions (excluding short-term investments) aggregated $27,163,842 and $38,998,141, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.915%
Next $500 million	.865%
Next $750 million	.815%
Next $1.5 billion	.765%
Over $3 billion	.715%

Accordingly, for the year ended December 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.915% of the Fund's average daily net assets.

For the period from January 1, 2015 through April 30, 2016 and through September 30, 2016 for Class B, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.90%
Class B	1.25%

For the year ended December 31, 2015, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 240,739
Class B	521
$ 241,260

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2015, the Administration Fee was $44,381, of which $2,977 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2015
Class A	$ 293	$ 49
Class B	56	9
	$ 349	$ 58

Distribution Service Agreement. Under the Fund's Class B 12b-1 plan, DeAWM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2015, the Distribution Service Fee aggregated $240, of which $14 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $11,858, of which $4,547 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

E. Ownership of the Fund

At December 31, 2015, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 67% and 25%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, owning 70% and 30%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2015.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and Shareholders of Deutsche Global Growth VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Global Growth VIP (one of the funds constituting Deutsche Variable Series II) (the "Fund"), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Global Growth VIP (one of the funds constituting Deutsche Variable Series II) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 12, 2016

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2015 to December 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2015
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/15	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/15	$ 949.10	$ 947.50
Expenses Paid per $1,000*	$ 4.42	$ 5.99
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/15	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/15	$ 1,020.67	$ 1,019.06
Expenses Paid per $1,000*	$ 4.58	$ 6.21

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series II — Deutsche Global Growth VIP	.90%	1.23%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

For corporate shareholders, 41% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2015, qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Global Growth VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2014. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (since 2015); and Director and Vice President, DeAWM Trust Company (since 2016)
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management; and Chairman, Director and President, DeAWM Trust Company (since 2013); formerly, Director, DeAWM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, DeAWM Distributors, Inc; and Secretary, DeAWM Service Company
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

VS2GG-2 (R-025830-6  2/16)

December 31, 2015

Annual Report

Deutsche Variable Series II

Deutsche Global Income Builder VIP

Contents

3 Performance Summary

4 Management Summary

5 Portfolio Summary

6 Investment Portfolio

27 Statement of Assets and Liabilities

28 Statement of Operations

29 Statement of Changes in Net Assets

30 Financial Highlights

31 Notes to Financial Statements

40 Report of Independent Registered Public Accounting Firm

41 Information About Your Fund's Expenses

42 Tax Information

42 Proxy Voting

43 Advisory Agreement Board Considerations and Fee Evaluation

45 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Dividends are not guaranteed. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected. Preferred stocks, a type of dividend-paying stock, present certain additional risks. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. The Fund may lend securities to approved institutions. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

DeAWM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2015 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2015 is 0.62% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment in Deutsche Global Income Builder VIP
■ Deutsche Global Income Builder VIP — Class A ■ S&P® Target Risk Moderate Index ■ Blended Index ■ Russell 1000® Index ■ Barclays U.S. Aggregate Bond Index

Yearly periods ended December 31

The S&P® Target Risk Moderate Index is designed to measure the performance of S&P's proprietary moderate target risk allocation model. The S&P® Target Risk Moderate Index seeks to provide significant exposure to fixed income, while also allocating a smaller portion of exposure to equities in order to seek current income, some capital preservation, and an opportunity for moderate to low capital appreciation.

The Blended Index consists of an equally weighted blend (50%/50%) of the MSCI World High Dividend Yield Index and Barclays U.S. Universal Index.

MSCI World High Dividend Yield Index includes securities that offer a meaningfully higher-than-average dividend yield relative to the MSCI World Index and pass dividend sustainability and persistence screens. The index offers broad market coverage, and is free-float market capitalization-weighted to ensure that its performance can be replicated in institutional and retail portfolios. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index.

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

On May 1, 2015, the S&P Target Risk Moderate Index replaced the Russell 1000 Index as the comparative broad based securities market index because the Advisor believes that the S&P Target Risk Moderate Index more closely reflects the fund’s investment strategies. On May 1, 2015, the Blended Index replaced the Barclays U.S. Aggregate Bond Index and the S&P Target Risk Moderate Index as the sole additional comparative index. The Advisor believes the Blended Index provides additional comparative performance information and represents the fund’s overall strategic asset allocations.

Comparative Results
Deutsche Global Income Builder VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,856	$11,935	$13,292	$15,326
	Average annual total return	–1.44%	6.07%	5.86%	4.36%
S&P® Target Risk Moderate Index	Growth of $10,000	$9,894	$11,420	$12,681	$15,181
	Average annual total return	–1.06%	4.53%	4.87%	4.26%
Blended Index	Growth of $10,000	$9,879	$11,293	$13,035	$16,146
	Average annual total return	–1.21%	4.14%	5.44%	4.91%
Russell 1000® Index	Growth of $10,000	$10,092	$15,212	$17,975	$20,427
	Average annual total return	0.92%	15.01%	12.44%	7.40%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,055	$10,439	$11,732	$15,552
	Average annual total return	0.55%	1.44%	3.25%	4.51%

The growth of $10,000 is cumulative.

Management Summary December 31, 2015 (Unaudited)

The Fund returned –1.44% during the 12 months ended December 31, 2015 (Class A shares, unadjusted for contract charges), underperforming the –1.06% return of S&P® Target Risk Moderate Index.1 Its other benchmark — the Blended Index — returned –1.21%, in a reflection of the challenging conditions for financial assets in 2015.2 The Fund closed the period with allocations of approximately 59% of assets to stocks and 35% to bonds. In comparison, the Fund began the year with 53% of the portfolio allocated to global equities and 36% allocated to bonds, with the remainder in cash. This tilt in favor of equities reflected our belief that the environment of positive global growth and rising short-term interest rates in the United States would favor stocks over bonds.

The Fund’s equity portfolio lagged the return of the Russell 1000 Index, with both sector allocations and stock selection playing a part. With regard to the former, an underweight in information technology and an overweight in utilities more than offset the benefit of holding a below-benchmark weighting in the poorly performing energy sector.3 In terms of stock selection, the Fund’s relative performance was hurt by a shortfall in the consumer discretionary, information technology and financial sectors. We added value through effective stock selection in the energy sector, however. With regard to our broader approach, we emphasized individual stocks that we saw as offering the optimal combination of strong fundamentals and reasonable valuations. At the close of the period, this approach led us to hold the largest overweight positions in the financials, utilities and telecommunications services sectors. Information technology and health care were the Fund’s two largest sector underweights.

The Fund’s bond portfolio also finished behind the benchmark, with its allocation to high-yield debt playing the largest role in its underperformance. Our weighting in high yield aided performance during the 2012 to 2014 interval, and we continued to favor the asset class coming into the reporting period due to the backdrop of positive domestic growth. This positioning detracted from returns in 2015, however, due to the substantial underperformance for high yield relative to the rest of the market. On the plus side, the Fund’s investment-grade allocation performed well in the environment of falling yields. Here, we continued to favor structured products (mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities) over investment-grade corporate bonds — a plus given corporates’ underperformance.

The Fund employed derivatives during the period to manage its currency, interest-rate and asset-class exposures. In some cases, derivatives were used to hedge existing positions; in others, they were used to take opportunistic positions in a more efficient manner than buying securities outright. On balance, the Fund’s use of derivatives for non-hedging purposes contributed positively to performance during the past year, particularly within the currency space.

Di Kumble, CFA William Chepolis, CFA Portfolio Managers	Philip G. Condon Gary Russell, CFA	John D. Ryan Darwei Kung

Effective February 1, 2016, the portfolio management team is as follows:

Di Kumble, CFA Gary Russell, CFA Portfolio Managers	John D. Ryan Darwei Kung

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The S&P Target Risk Moderate Index is designed to measure the performance of S&P’s proprietary moderate target risk allocation model. The S&P Target Risk Moderate Index seeks to provide significant exposure to fixed income, while also allocating a smaller portion of exposure to equities in order to seek current income, some capital preservation and an opportunity for moderate-to-low capital appreciation.

2 The Blended Index consists of an equally weighted blend (50%/50%) of the MSCI World High Dividend Yield Index and Barclays U.S. Universal Index.

MSCI World High Dividend Yield Index includes securities that offer a meaningfully higher-than-average dividend yield relative to the MSCI World Index and pass dividend sustainability and persistence screens. The index offers broad market coverage, and is free-float market capitalization-weighted to ensure that its performance can be replicated in institutional and retail portfolios. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

3 "Underweight" means the Fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means the Fund holds a higher weighting.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/15	12/31/14

Equity	59%	53%
Common Stocks	59%	53%

Fixed Income	35%	36%
Corporate Bonds	20%	25%
Government & Agency Obligations	8%	8%
Mortgage-Backed Securities Pass-Throughs	3%	1%
Collateralized Mortgage Obligations	2%	1%
Asset-Backed	1%	1%
Commercial Mortgage-Backed Securities	1%	0%
Municipal Bonds and Notes	0%	0%

Cash Equivalents	6%	11%
	100%	100%

Sector Diversification (As a % of Equities, Corporate Bonds, Preferred Securities, Convertible Bonds and Other Investments)	12/31/15	12/31/14

Financials	30%	22%
Information Technology	19%	9%
Consumer Discretionary	9%	12%
Industrials	8%	10%
Health Care	7%	8%
Consumer Staples	7%	8%
Utilities	7%	5%
Telecommunication Services	6%	10%
Energy	4%	10%
Materials	3%	6%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2015

	Shares	Value ($)

Common Stocks 60.7%
Consumer Discretionary 6.6%
Auto Components 0.9%
Aisin Seiki Co., Ltd.	2,664	115,526
Bridgestone Corp.	7,805	269,642
Cie Generale des Etablissements Michelin	243	23,257
Delphi Automotive PLC	1,454	124,651
Denso Corp.	79	3,810
Goodyear Tire & Rubber Co.	8,400	274,428
Johnson Controls, Inc.	1,959	77,361
Lear Corp.	1,300	159,679
Magna International, Inc.	2,352	95,392
Sumitomo Electric Industries Ltd.	16,605	237,045
Sumitomo Rubber Industries Ltd.	12,693	165,380
Toyota Industries Corp.	79	4,264
Yokohama Rubber Co., Ltd.	11,500	176,941
		1,727,376
Automobiles 1.8%
Bayerische Motoren Werke (BMW) AG	1,177	123,591
Daihatsu Motor Co., Ltd.	7,600	103,260
Daimler AG (Registered)	3,365	282,068
Ford Motor Co.	29,568	416,613
Fuji Heavy Industries Ltd.	5,600	232,900
General Motors Co.	17,940	610,139
Honda Motor Co., Ltd.	10,350	334,375
Isuzu Motors Ltd.	15,700	170,532
Mazda Motor Corp.	3,700	77,151
Mitsubishi Motors Corp.	9,338	79,628
Nissan Motor Co., Ltd.	46,585	493,363
Renault SA	3,343	337,628
Toyota Motor Corp.	6,190	383,025
		3,644,273
Hotels, Restaurants & Leisure 0.5%
Carnival Corp.	4,858	264,664
Compass Group PLC	710	12,306
Dawn Holdings, Inc.* (a)	1	1,166
McDonald's Corp.	3,056	361,036
Royal Caribbean Cruises Ltd.	799	80,867
Starbucks Corp.	2,742	164,602
Yum! Brands, Inc.	1,959	143,105
		1,027,746
Household Durables 0.4%
Barratt Developments PLC	16,567	152,486
Mohawk Industries, Inc.*	784	148,482
Persimmon PLC*	6,152	183,831
Sekisui House Ltd.	13,454	228,139
Toll Brothers, Inc.*	500	16,650
Whirlpool Corp.	446	65,504
		795,092
Internet & Catalog Retail 0.1%
Amazon.com, Inc.*	300	202,767
Leisure Products 0.0%
Hasbro, Inc.	921	62,039
Media 1.5%
CBS Corp. "B"	1,176	55,425
Comcast Corp. "A"	12,388	699,055
Discovery Communications, Inc. "A"* (b)	4,200	112,056
	Shares	Value ($)

Discovery Communications, Inc. "C"*	6,500	163,930
News Corp. "A"	5,485	73,280
Omnicom Group, Inc.	627	47,439
Scripps Networks Interactive, Inc. "A" (b)	2,273	125,492
SES SA	5	139
Shaw Communications, Inc. "B"	7,444	128,039
Sky PLC	10,533	172,692
Thomson Reuters Corp.	4,231	160,256
Time Warner Cable, Inc.	1,254	232,730
Time Warner, Inc.	4,047	261,719
Twenty-First Century Fox, Inc. "A"	3,056	83,001
Twenty-First Century Fox, Inc. "B"	4,701	128,008
Viacom, Inc. "B"	4,681	192,670
Walt Disney Co. (b)	2,283	239,898
WPP PLC	4,538	104,741
		2,980,570
Multiline Retail 0.3%
Canadian Tire Corp., Ltd. "A"	157	13,407
Dollar General Corp.	1,959	140,793
Kohl's Corp.	3,291	156,750
Macy's, Inc.	2,194	76,746
Target Corp.	3,683	267,423
		655,119
Specialty Retail 0.8%
Advance Auto Parts, Inc.	1,200	180,612
AutoZone, Inc.*	314	232,960
Bed Bath & Beyond, Inc.*	941	45,403
Best Buy Co., Inc.	4,800	146,160
Foot Locker, Inc.	2,600	169,234
GameStop Corp. "A" (b)	4,092	114,740
Home Depot, Inc.	2,038	269,526
Lowe's Companies, Inc.	1,332	101,285
O'Reilly Automotive, Inc.* (b)	314	79,574
Staples, Inc.	17,900	169,513
The Gap, Inc. (b)	862	21,291
TJX Companies, Inc.	1,567	111,116
		1,641,414
Textiles, Apparel & Luxury Goods 0.3%
Michael Kors Holdings Ltd.*	706	28,282
NIKE, Inc. "B"	1,128	70,500
Swatch Group AG (Bearer)	205	71,330
Swatch Group AG (Registered)	1,724	116,943
VF Corp.	2,642	164,464
Yue Yuen Industrial (Holdings) Ltd.	18,804	63,894
		515,413
Consumer Staples 5.6%
Beverages 0.9%
Anheuser-Busch InBev SA	450	55,707
Carlsberg AS "B"	1,729	153,212
Coca-Cola Co.	6,268	269,273
Constellation Brands, Inc. "A"	2,100	299,124
Diageo PLC	2,821	77,322
Dr. Pepper Snapple Group, Inc. (b)	2,586	241,015
Heineken Holding NV	1,747	134,884
Heineken NV	355	30,153
Molson Coors Brewing Co. "B"	1,299	122,002
PepsiCo, Inc.	3,567	356,415
		1,739,107
	Shares	Value ($)

Food & Staples Retailing 1.5%
Alimentation Couche-Tard, Inc. "B"	3,152	138,750
Casino Guichard-Perrachon SA (b)	524	24,261
Costco Wholesale Corp.	1,332	215,118
CVS Health Corp.	4,342	424,517
Empire Co., Ltd. "A"	9,402	174,899
George Weston Ltd.	1,848	142,824
ICA Gruppen AB	4,973	180,396
J Sainsbury PLC	52,473	200,456
Koninklijke Ahold NV	4,417	93,482
Kroger Co.	7,954	332,716
Loblaw Companies Ltd.	1,756	82,921
Metro, Inc.	3,996	111,878
Seven & I Holdings Co., Ltd.	1,567	72,145
Sysco Corp.	3,761	154,201
Wal-Mart Stores, Inc.	6,112	374,666
Walgreens Boots Alliance, Inc.	2,245	191,173
Wesfarmers Ltd.	3,813	115,307
Woolworths Ltd.	4,247	75,387
		3,105,097
Food Products 1.8%
Archer-Daniels-Midland Co.	5,328	195,431
Aryzta AG	4,014	205,022
Bunge Ltd.	3,296	225,051
Campbell Soup Co. (b)	4,100	215,455
Chocoladefabriken Lindt & Spruengli AG	23	143,587
ConAgra Foods, Inc.	4,466	188,286
General Mills, Inc.	4,780	275,615
Hormel Foods Corp. (b)	2,038	161,165
Kellogg Co.	2,899	209,511
Kraft Heinz Co.	3,100	225,556
McCormick & Co., Inc.	941	80,512
Mondelez International, Inc. "A"	7,679	344,326
Nestle SA (Registered)	4,850	360,614
Tate & Lyle PLC	6,434	56,903
The Hershey Co.	706	63,025
The JM Smucker Co.	1,567	193,274
Tyson Foods, Inc. "A" (b)	7,052	376,083
Wilmar International Ltd.	81,412	168,259
		3,687,675
Household Products 0.6%
Church & Dwight Co., Inc.	1,803	153,039
Clorox Co.	784	99,435
Colgate-Palmolive Co.	2,429	161,820
Kimberly-Clark Corp.	2,038	259,437
Procter & Gamble Co.	4,566	362,586
Reckitt Benckiser Group PLC	1,733	160,636
		1,196,953
Tobacco 0.8%
Altria Group, Inc.	5,410	314,916
British American Tobacco PLC	4,589	255,505
Imperial Tobacco Group PLC	4,735	250,574
Japan Tobacco, Inc.	5,877	216,261
Philip Morris International, Inc.	3,918	344,431
Reynolds American, Inc.	5,268	243,118
		1,624,805
Energy 2.9%
Energy Equipment & Services 0.3%
Ensco PLC "A"	13,500	207,765
Halliburton Co.	1,254	42,686
National Oilwell Varco, Inc.	1,754	58,741
	Shares	Value ($)

Petrofac Ltd.	4,379	51,416
Schlumberger Ltd.	2,273	158,542
		519,150
Oil, Gas & Consumable Fuels 2.6%
BP PLC	58,111	304,955
Chevron Corp.	3,480	313,061
ConocoPhillips	836	39,033
Enbridge, Inc.	392	13,032
Eni SpA	9,313	139,749
Exxon Mobil Corp.	4,701	366,443
HollyFrontier Corp.	4,689	187,044
Idemitsu Kosan Co., Ltd.	13,827	222,767
Imperial Oil Ltd.	3,274	106,665
JX Holdings, Inc.	42,185	178,257
Marathon Petroleum Corp.	7,242	375,425
Neste Oyj	4,216	125,984
Occidental Petroleum Corp.	1,569	106,080
OMV AG	11,767	334,979
Phillips 66	4,075	333,335
Royal Dutch Shell PLC "A"	17,458	394,549
Royal Dutch Shell PLC "B"	14,953	341,419
Spectra Energy Corp.	3,448	82,545
Statoil ASA	6,006	84,111
Tesoro Corp.	3,415	359,839
TonenGeneral Sekiyu KK	6,000	50,656
TOTAL SA	5,089	228,578
TransCanada Corp.	2,273	74,233
Valero Energy Corp.	7,163	506,496
		5,269,235
Financials 15.9%
Banks 6.6%
Aozora Bank Ltd.	34,174	119,629
Australia & New Zealand Banking Group Ltd.	8,236	166,720
Banco Bilbao Vizcaya Argentaria SA	9,682	70,833
Bank Hapoalim BM	89,396	462,031
Bank Leumi Le-Israel BM*	101,200	351,140
Bank of America Corp.	18,553	312,247
Bank of East Asia Ltd.	21,938	81,530
Bank of Montreal	5,328	300,651
Bank of Nova Scotia	5,646	228,378
Barclays PLC	73,958	239,278
BB&T Corp.	6,190	234,044
Bendigo & Adelaide Bank Ltd.	5,567	48,304
BNP Paribas SA	4,637	263,717
BOC Hong Kong (Holdings) Ltd.	93,627	284,559
CaixaBank SA	27,919	97,967
Canadian Imperial Bank of Commerce (b)	4,075	268,555
CIT Group, Inc.	2,682	106,475
Citigroup, Inc.	10,048	519,984
Citizens Financial Group, Inc.	12,900	337,851
Comerica, Inc.	1,097	45,888
Commonwealth Bank of Australia	2,037	126,251
Credit Agricole SA	24,735	293,026
Danske Bank AS	11,160	300,511
DBS Group Holdings Ltd.	20,371	238,949
Fifth Third Bancorp.	9,903	199,050
HSBC Holdings PLC	57,583	456,234
Huntington Bancshares, Inc.	17,000	188,020
ING Groep NV (CVA)	3,416	45,603
JPMorgan Chase & Co.	6,967	460,031
KBC Groep NV	3,263	204,400
	Shares	Value ($)

KeyCorp	12,301	162,250
Lloyds Banking Group PLC	166,742	180,168
M&T Bank Corp.	1,959	237,392
Mitsubishi UFJ Financial Group, Inc.	36,354	227,287
Mizrahi Tefahot Bank Ltd.	7,499	89,674
Mizuho Financial Group, Inc.	132,273	266,437
National Australia Bank Ltd.	6,869	150,426
National Bank of Canada	5,205	151,632
Natixis SA	12,868	73,028
Nordea Bank AB	21,868	240,906
Oversea-Chinese Banking Corp., Ltd.	25,855	159,939
People's United Financial, Inc. (b)	14,025	226,504
PNC Financial Services Group, Inc.	1,480	141,059
Regions Financial Corp.	31,810	305,376
Resona Holdings, Inc.	47,156	229,112
Royal Bank of Canada	4,858	260,331
Shinsei Bank Ltd.	74,000	137,285
Skandinaviska Enskilda Banken AB "A"	13,319	140,383
Societe Generale	6,354	294,490
Sumitomo Mitsui Financial Group, Inc.	9,207	350,639
SunTrust Banks, Inc.	9,077	388,859
Svenska Handelsbanken AB "A"	4,464	59,321
Swedbank AB "A"	8,410	185,345
The Chugoku Bank Ltd.	7,600	101,478
The Toronto-Dominion Bank (b)	8,229	322,571
U.S. Bancorp.	8,070	344,347
United Overseas Bank Ltd.	9,402	129,589
Wells Fargo & Co.	8,569	465,811
Westpac Banking Corp.	6,452	157,035
Yamaguchi Financial Group, Inc.	5,021	59,499
		13,290,029
Capital Markets 0.8%
3i Group PLC	33,208	235,483
Ameriprise Financial, Inc.	627	66,725
Bank of New York Mellon Corp.	3,369	138,870
BlackRock, Inc.	314	106,923
Credit Suisse Group AG (Registered)	13,132	283,017
Morgan Stanley	8,070	256,707
State Street Corp.	1,724	114,405
The Goldman Sachs Group, Inc.	1,097	197,712
UBS Group AG (Registered)	6,904	134,551
		1,534,393
Consumer Finance 0.4%
Ally Financial, Inc.*	11,200	208,768
American Express Co.	549	38,183
Capital One Financial Corp.	3,526	254,507
Discover Financial Services	1,959	105,042
Navient Corp.	13,299	152,273
		758,773
Diversified Financial Services 0.8%
Berkshire Hathaway, Inc. "B"*	1,534	202,549
CME Group, Inc.	2,038	184,643
EXOR SpA	778	35,461
Groupe Bruxelles Lambert SA	2,548	217,238
Industrivarden AB "C"	13,942	238,379
Intercontinental Exchange, Inc.	314	80,466
Investor AB "B"	6,167	227,428
Leucadia National Corp.	7,127	123,938
	Shares	Value ($)

Nasdaq, Inc.	1,176	68,408
Pargesa Holding SA (Bearer)	2,284	145,139
Voya Financial, Inc.	4,800	177,168
		1,700,817
Insurance 6.0%
ACE Ltd.	3,526	412,013
Aegon NV	58,081	330,001
Aflac, Inc.	4,578	274,222
Ageas	7,367	341,759
Alleghany Corp.*	471	225,105
Allianz SE (Registered)	1,307	231,592
Allstate Corp.	4,382	272,078
American International Group, Inc.	7,444	461,305
Aon PLC	471	43,431
Arch Capital Group Ltd.*	2,586	180,373
Assicurazioni Generali SpA	11,479	210,757
Assurant, Inc.	3,134	252,412
Aviva PLC	16,269	123,625
AXA SA	10,958	300,963
Axis Capital Holdings Ltd.	5,314	298,753
Baloise Holding AG (Registered)	3,275	416,650
Chubb Corp.	313	41,516
CNP Assurances	6,858	92,699
Direct Line Insurance Group PLC	28,200	169,679
Everest Re Group Ltd.	2,269	415,431
Fairfax Financial Holdings Ltd.	400	189,900
FNF Group	4,700	162,949
Great-West Lifeco, Inc.	4,466	111,448
Hannover Rueck SE	1,060	121,303
Hartford Financial Services Group, Inc.	6,626	287,966
Legal & General Group PLC	1,991	7,865
Lincoln National Corp.	4,351	218,681
Loews Corp.	5,877	225,677
Manulife Financial Corp.	4,100	61,454
Mapfre SA	24,168	60,535
Marsh & McLennan Companies, Inc.	1,097	60,829
MetLife, Inc.	6,836	329,564
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	1,302	261,018
NN Group NV	12,080	428,949
Old Mutual PLC	11,627	30,660
PartnerRe Ltd.	2,506	350,188
Power Corp. of Canada	7,229	151,194
Power Financial Corp.	4,075	93,681
Principal Financial Group, Inc.	1,097	49,343
Progressive Corp.	4,936	156,965
Prudential Financial, Inc.	4,051	329,792
RenaissanceRe Holdings Ltd.	2,026	229,323
Sampo Oyj "A"	3,489	177,161
SCOR SE	5,240	197,487
Sompo Japan Nipponkoa Holdings, Inc.	10,000	329,051
Suncorp Group Ltd.	9,529	83,956
Swiss Life Holding AG (Registered)	1,932	522,910
Swiss Re AG	5,155	505,147
The Travelers Companies, Inc.	1,618	182,607
Tokio Marine Holdings, Inc.	4,300	167,493
Torchmark Corp.	2,821	161,248
Unum Group	7,757	258,231
XL Group PLC	6,504	254,827
Zurich Insurance Group AG	1,371	353,128
		12,206,894
	Shares	Value ($)

Real Estate Investment Trusts 0.8%
AvalonBay Communities, Inc. (REIT)	800	147,304
Crown Castle International Corp. (REIT)	1,600	138,320
Dexus Property Group (REIT)	12,966	70,527
H&R Real Estate Investment Trust (REIT) (Units)	5,686	82,391
HCP, Inc. (REIT)	3,600	137,664
Two Harbors Investment Corp. (REIT)	92,262	747,322
Vicinity Centres (REIT)	44,060	89,898
Welltower, Inc. (REIT)	3,100	210,893
		1,624,319
Real Estate Management & Development 0.4%
Henderson Land Development Co., Ltd.	16,251	99,251
New World Development Co., Ltd.	47,793	47,050
Sun Hung Kai Properties Ltd.	12,536	151,414
Swire Pacific Ltd. "A"	13,320	150,312
Swiss Prime Site AG (Registered)	1,681	131,147
Wharf Holdings Ltd.	7,835	43,582
Wheelock & Co., Ltd.	41,103	174,126
		796,882
Thrifts & Mortgage Finance 0.1%
New York Community Bancorp., Inc. (b)	8,699	141,968
Health Care 5.9%
Biotechnology 1.7%
AbbVie, Inc.	5,441	322,325
Actelion Ltd. (Registered)	584	81,087
Alexion Pharmaceuticals, Inc.*	941	179,496
Amgen, Inc.	2,283	370,599
Baxalta, Inc.	6,664	260,096
Biogen, Inc.*	1,127	345,256
Celgene Corp.*	3,142	376,286
CSL Ltd.	4,391	336,363
Gilead Sciences, Inc.	4,914	497,248
Medivation, Inc.*	3,600	174,024
Regeneron Pharmaceuticals, Inc.*	500	271,435
United Therapeutics Corp.*	1,200	187,932
		3,402,147
Health Care Equipment & Supplies 0.5%
Abbott Laboratories	5,642	253,382
Baxter International, Inc.	2,664	101,632
Becton, Dickinson & Co.	1,165	179,515
Medtronic PLC	3,683	283,296
Stryker Corp.	1,190	110,599
Zimmer Biomet Holdings, Inc.	549	56,322
		984,746
Health Care Providers & Services 1.3%
Aetna, Inc.	2,718	293,870
AmerisourceBergen Corp.	1,411	146,335
Anthem, Inc.	2,553	355,990
Cardinal Health, Inc.	1,959	174,880
Cigna Corp.	1,408	206,033
DaVita HealthCare Partners, Inc.*	2,100	146,391
Express Scripts Holding Co.*	3,134	273,943
HCA Holdings, Inc.*	1,213	82,035
Humana, Inc.	894	159,588
Laboratory Corp. of America Holdings*	862	106,578
	Shares	Value ($)

McKesson Corp.	1,019	200,977
Quest Diagnostics, Inc.	2,331	165,827
UnitedHealth Group, Inc.	3,201	376,566
		2,689,013
Life Sciences Tools & Services 0.2%
Thermo Fisher Scientific, Inc.	2,038	289,090
Pharmaceuticals 2.2%
Allergan PLC*	1,387	433,438
Astellas Pharma, Inc.	9,100	130,671
AstraZeneca PLC	1,718	117,123
Bristol-Myers Squibb Co.	3,369	231,754
Eli Lilly & Co.	3,213	270,727
GlaxoSmithKline PLC	11,399	230,905
Jazz Pharmaceuticals PLC*	1,100	154,616
Johnson & Johnson	3,605	370,306
Merck & Co., Inc.	5,563	293,838
Mylan NV*	1,176	63,586
Novartis AG (Registered)	3,719	319,649
Novo Nordisk AS ''B"	3,854	224,401
Perrigo Co. PLC	392	56,722
Pfizer, Inc.	13,555	437,555
Roche Holding AG (Genusschein)	1,112	306,437
Sanofi	1,531	130,723
Shire PLC	2,965	205,048
Teva Pharmaceutical Industries Ltd.	5,337	348,775
Valeant Pharmaceuticals International, Inc.*	1,200	121,899
		4,448,173
Industrials 5.9%
Aerospace & Defense 0.8%
BAE Systems PLC	11,961	88,092
Boeing Co.	1,489	215,295
General Dynamics Corp.	1,067	146,563
Honeywell International, Inc.	2,821	292,171
L-3 Communications Holdings, Inc.	281	33,582
Lockheed Martin Corp.	767	166,554
Northrop Grumman Corp.	938	177,104
Precision Castparts Corp.	27	6,264
Raytheon Co.	1,464	182,312
Rockwell Collins, Inc.	941	86,854
Thales SA	506	38,050
United Technologies Corp.	2,586	248,437
		1,681,278
Air Freight & Logistics 0.2%
FedEx Corp.	784	116,808
Royal Mail PLC	23,937	156,738
United Parcel Service, Inc. "B"	1,176	113,167
		386,713
Airlines 1.3%
American Airlines Group, Inc.	7,700	326,095
ANA Holdings, Inc.	11,000	31,846
Cathay Pacific Airways Ltd.	127,791	221,064
Delta Air Lines, Inc.	6,644	336,784
Deutsche Lufthansa AG (Registered)*	21,868	346,471
easyJet PLC	3,918	100,604
Japan Airlines Co., Ltd.	9,500	341,386
Qantas Airways Ltd.	79,684	236,990
Singapore Airlines Ltd.	6,474	51,132
Southwest Airlines Co.	6,653	286,478
United Continental Holdings, Inc.*	6,808	390,099
		2,668,949
	Shares	Value ($)

Building Products 0.0%
Congoleum Corp.*	3,800	0
Commercial Services & Supplies 0.2%
G4S PLC	30	100
Quad Graphics, Inc.	13	121
Republic Services, Inc.	5,171	227,472
Tyco International PLC	2,351	74,973
Waste Management, Inc.	2,194	117,094
		419,760
Construction & Engineering 0.1%
Chicago Bridge & Iron Co. NV	3,000	116,970
Electrical Equipment 0.2%
ABB Ltd. (Registered)*	8,638	154,646
AMETEK, Inc.	1,332	71,382
Eaton Corp. PLC	421	21,909
Emerson Electric Co.	2,273	108,718
		356,655
Industrial Conglomerates 0.7%
3M Co.	824	124,127
CK Hutchison Holdings Ltd.	16,996	228,317
Danaher Corp.	2,664	247,432
General Electric Co. (b)	9,038	281,534
Keppel Corp., Ltd.	21,000	95,948
NWS Holdings Ltd.	24,000	35,669
Roper Technologies, Inc.	862	163,599
Sembcorp Industries Ltd.	21,938	47,057
Siemens AG (Registered)	1,248	122,742
		1,346,425
Machinery 0.4%
AGCO Corp.	1,261	57,237
Caterpillar, Inc.	862	58,581
Deere & Co.	296	22,576
Illinois Tool Works, Inc.	549	50,881
Mitsubishi Heavy Industries Ltd.	27,000	118,326
PACCAR, Inc.	1,254	59,440
Schindler Holding AG (Registered)	503	84,687
SKF AB "B"	29	470
Stanley Black & Decker, Inc.	1,332	142,164
Yangzijiang Shipbuilding Holdings Ltd.	286,107	221,568
		815,930
Marine 0.6%
A P Moller-Maersk AS "A"	298	387,001
A P Moller-Maersk AS "B"	263	344,949
Mitsui O.S.K Lines Ltd.	80,000	203,180
Nippon Yusen Kabushiki Kaisha	83,050	202,661
		1,137,791
Professional Services 0.1%
Adecco SA (Registered)	393	26,750
Nielsen Holdings PLC	4,145	193,157
		219,907
Road & Rail 0.3%
Canadian National Railway Co.	236	13,193
CSX Corp.	3,840	99,648
East Japan Railway Co.	1,097	104,030
MTR Corp., Ltd.	27,814	137,732
Norfolk Southern Corp.	862	72,917
Union Pacific Corp.	2,194	171,571
West Japan Railway Co.	1,261	87,743
		686,834
	Shares	Value ($)

Trading Companies & Distributors 1.0%
ITOCHU Corp.	41,839	498,673
Marubeni Corp.	108,549	561,590
Mitsubishi Corp.	14,728	246,995
Mitsui & Co., Ltd.	28,151	336,661
Sumitomo Corp.	32,366	332,359
W.W. Grainger, Inc. (b)	627	127,024
		2,103,302
Information Technology 7.2%
Communications Equipment 0.7%
Cisco Systems, Inc.	17,899	486,047
Harris Corp.	1,569	136,346
Juniper Networks, Inc.	7,764	214,286
Motorola Solutions, Inc.	790	54,076
QUALCOMM, Inc.	5,970	298,411
Telefonaktiebolaget LM Ericsson "B"	19,294	186,437
		1,375,603
Electronic Equipment, Instruments & Components 0.7%
Amphenol Corp. "A"	1,568	81,897
Arrow Electronics, Inc.*	2,528	136,967
Avnet, Inc.	6,660	285,314
Corning, Inc.	9,440	172,563
Flextronics International Ltd.*	14,608	163,756
Hitachi Ltd.	40,485	231,315
Murata Manufacturing Co., Ltd.	706	101,547
TE Connectivity Ltd.	4,388	283,509
		1,456,868
Internet Software & Services 0.8%
Alphabet, Inc. "A"*	492	382,781
Alphabet, Inc. "C"*	485	368,057
eBay, Inc.*	7,642	210,002
Facebook, Inc. "A"*	3,269	342,133
LinkedIn Corp. "A"*	127	28,585
VeriSign, Inc.*	521	45,515
Yahoo!, Inc.*	3,400	113,084
		1,490,157
IT Services 1.9%
Accenture PLC "A"	2,475	258,637
Alliance Data Systems Corp.*	549	151,837
Atos SE	1,677	141,318
Automatic Data Processing, Inc.	3,232	273,815
CGI Group, Inc. "A"*	4,701	188,217
Cognizant Technology Solutions Corp. "A"*	3,291	197,526
Fidelity National Information Services, Inc.	3,898	236,219
Fiserv, Inc.*	2,161	197,645
Fujitsu Ltd.	26,000	130,615
International Business Machines Corp.	3,056	420,567
Itochu Techno-Solutions Corp.	1,200	23,945
MasterCard, Inc. "A"	3,134	305,126
Paychex, Inc.	3,056	161,632
PayPal Holdings, Inc.*	2,942	106,500
Total System Services, Inc.	2,250	112,050
Vantiv, Inc. "A"*	3,369	159,758
Visa, Inc. "A" (b)	4,184	324,469
Western Union Co. (b)	12,458	223,123
Xerox Corp.	22,704	241,343
		3,854,342
	Shares	Value ($)

Semiconductors & Semiconductor Equipment 0.8%
Analog Devices, Inc.	2,586	143,057
Avago Technologies Ltd.	1,646	238,917
Broadcom Corp. "A"	1,409	81,468
Intel Corp.	10,673	367,685
KLA-Tencor Corp.	456	31,624
Lam Research Corp.	64	5,083
Marvell Technology Group Ltd.	4,623	40,775
Maxim Integrated Products, Inc.	4,388	166,744
Microchip Technology, Inc. (b)	691	32,159
Micron Technology, Inc.*	8,893	125,925
Qorvo, Inc.*	1,800	91,620
Skyworks Solutions, Inc.	2,500	192,075
Texas Instruments, Inc.	1,646	90,217
		1,607,349
Software 1.2%
Activision Blizzard, Inc.	5,827	225,563
Adobe Systems, Inc.*	2,200	206,668
ANSYS, Inc.*	784	72,520
CA, Inc.	7,236	206,660
Electronic Arts, Inc.*	3,600	247,392
Intuit, Inc.	1,034	99,781
Microsoft Corp.	7,549	418,819
Nexon Co., Ltd.	3,794	61,720
NICE Systems Ltd.	2,086	119,436
Oracle Corp.	6,713	245,226
SAP SE	751	59,923
Symantec Corp.	8,041	168,861
Synopsys, Inc.*	5,407	246,613
The Sage Group PLC	1,325	11,773
VMware, Inc. "A"*	784	44,351
		2,435,306
Technology Hardware, Storage & Peripherals 1.1%
Apple, Inc.	5,178	545,036
Canon, Inc.	6,974	212,317
EMC Corp.	8,058	206,929
Hewlett Packard Enterprise Co. (b)	27,206	413,531
HP, Inc.	13,806	163,463
NetApp, Inc.	2,586	68,607
Ricoh Co., Ltd.	26,547	274,703
Seagate Technology PLC	3,683	135,019
Seiko Epson Corp.	8,500	131,766
Western Digital Corp.	1,959	117,638
		2,269,009
Materials 2.3%
Chemicals 1.1%
Ashland, Inc.	862	88,527
BASF SE	8	612
Celanese Corp. "A"	2,200	148,126
CF Industries Holdings, Inc.	1,180	48,156
Dow Chemical Co.	3,784	194,800
E.I. du Pont de Nemours & Co.	1,489	99,167
Ecolab, Inc.	392	44,837
GEO Specialty Chemicals, Inc.*	19,324	8,862
Hitachi Chemical Co., Ltd.	4,900	78,379
Israel Chemicals Ltd.	17,163	69,738
Kuraray Co., Ltd.	16,800	204,460
LyondellBasell Industries NV "A"	2,873	249,664
Mitsubishi Chemical Holdings Corp.	36,400	233,090
Mitsubishi Gas Chemical Co., Inc.	42,000	215,139
Monsanto Co.	1,019	100,392
Praxair, Inc.	549	56,218
	Shares	Value ($)

Solvay SA	986	105,516
Sumitomo Chemical Co., Ltd.	41,000	237,507
The Mosaic Co.	5,000	137,950
		2,321,140
Construction Materials 0.1%
Fletcher Building Ltd.	8,805	44,154
LafargeHolcim Ltd. (Registered)	1,257	62,803
		106,957
Containers & Packaging 0.1%
International Paper Co.	2,874	108,350
WestRock Co.	437	19,936
		128,286
Metals & Mining 0.9%
Fresnillo PLC	16,365	171,545
Goldcorp, Inc.	5,485	63,385
JFE Holdings, Inc.	800	12,556
Kobe Steel Ltd.	112,000	122,978
Mitsubishi Materials Corp.	18,804	59,301
Newcrest Mining Ltd.*	20,967	197,507
Newmont Mining Corp.	15,683	282,137
Nippon Steel & Sumitomo Metal Corp.	11,700	233,252
Nucor Corp.	4,075	164,222
Randgold Resources Ltd.	2,259	138,104
Silver Wheaton Corp.	9,011	112,011
Sumitomo Metal Mining Co., Ltd.	15,000	181,685
		1,738,683
Paper & Forest Products 0.1%
Stora Enso Oyj "R"	15,190	138,530
UPM-Kymmene Oyj	5,432	101,491
		240,021
Telecommunication Services 3.7%
Diversified Telecommunication Services 2.9%
AT&T, Inc. (b)	21,649	744,942
BCE, Inc.	7,365	284,551
Bezeq Israeli Telecommunication Corp., Ltd.	118,667	261,925
BT Group PLC	57,981	403,126
Deutsche Telekom AG (Registered)	10,731	193,860
Elisa Oyj	800	30,090
HKT Trust & HKT Ltd. (Units)	256,000	328,689
Inmarsat PLC	1,663	27,907
Level 3 Communications, Inc.*	3,600	195,696
Nippon Telegraph & Telephone Corp.	12,500	501,293
Orange SA	11,104	187,292
PCCW Ltd.	220,633	129,606
Proximus SA	1,992	64,920
Singapore Telecommunications Ltd.	76,045	199,671
Spark New Zealand Ltd.	56,978	128,580
Swisscom AG (Registered)	606	303,807
TDC AS	33,026	165,428
Telecom Italia SpA (RSP)	102,205	104,926
Telefonica SA	14,181	156,527
Telenor ASA	8,848	147,973
TeliaSonera AB	86,807	431,614
Telstra Corp., Ltd.	66,244	269,897
TELUS Corp.	7,287	201,489
Verizon Communications, Inc.	10,902	503,890
		5,967,699
	Shares	Value ($)

Wireless Telecommunication Services 0.8%
KDDI Corp.	14,300	374,420
NTT DoCoMo, Inc.	16,169	332,464
Rogers Communications, Inc. "B"	6,503	224,271
SoftBank Group Corp.	471	23,942
T-Mobile U.S., Inc.*	11,800	461,616
Vodafone Group PLC	40,930	133,407
		1,550,120
Utilities 4.7%
Electric Utilities 2.6%
American Electric Power Co., Inc.	4,388	255,689
Cheung Kong Infrastructure Holdings Ltd.	12,556	115,998
CLP Holdings Ltd.	36,469	310,236
Duke Energy Corp.	5,407	386,006
E.ON SE	3,110	30,168
Edison International	6,256	370,418
EDP — Energias de Portugal SA	53,479	192,649
Enel SpA	13,335	56,227
Entergy Corp.	2,971	203,098
Eversource Energy	7,169	366,121
Exelon Corp.	17,503	486,058
FirstEnergy Corp.	4,936	156,619
Iberdrola SA	14,717	104,514
NextEra Energy, Inc.	2,743	284,970
OGE Energy Corp.	6,660	175,091
Pepco Holdings, Inc.	5,200	135,252
Pinnacle West Capital Corp.	2,555	164,746
PPL Corp.	6,112	208,603
Southern Co.	6,245	292,204
SSE PLC	7,389	166,291
Tohoku Electric Power Co., Inc.	17,000	213,986
Tokyo Electric Power Co., Inc.*	62,700	363,128
Xcel Energy, Inc.	6,738	241,962
		5,280,034
Gas Utilities 0.2%
AGL Resources, Inc.	2,900	185,049
Enagas SA	22	622
Osaka Gas Co., Ltd.	31,000	112,029
Tokyo Gas Co., Ltd.	22,000	104,020
		401,720
Independent Power & Renewable Eletricity Producers 0.3%
AES Corp.	19,014	181,964
Calpine Corp.*	5,700	82,479
Electric Power Development Co., Ltd.	2,602	93,253
Meridian Energy Ltd.	64,380	105,083
NRG Energy, Inc.	8,000	94,160
		556,939
Multi-Utilities 1.5%
AGL Energy Ltd.	4,141	54,326
Alliant Energy Corp.	2,508	156,625
Ameren Corp.	5,955	257,435
Atco Ltd. "I"	3,000	77,401
CenterPoint Energy, Inc.	8,900	163,404
Centrica PLC	42,247	136,061
CMS Energy Corp.	2,664	96,117
Consolidated Edison, Inc.	4,310	277,004
Dominion Resources, Inc.	3,291	222,603
DTE Energy Co.	2,194	175,937
Engie SA	5,853	104,045
National Grid PLC	19,631	271,625
	Shares	Value ($)

PG&E Corp.	6,738	358,394
Public Service Enterprise Group, Inc.	5,720	221,307
SCANA Corp. (b)	3,605	218,066
Sempra Energy	1,567	147,314
WEC Energy Group, Inc. (b)	3,866	198,364
		3,136,028
Water Utilities 0.1%
American Water Works Co., Inc.	2,803	167,479
Total Common Stocks (Cost $113,066,962)		122,285,329

Preferred Stocks 0.2%
Consumer Discretionary
Bayerische Motoren Werke (BMW) AG	2,955	248,643
Porsche Automobil Holding SE	2,398	131,439
Total Preferred Stocks (Cost $354,060)		380,082

Rights 0.0%
Consumer Staples
Safeway Casa Ley, Expiration Date 1/30/2018*	7,499	7,611
Safeway PDC LLC, Expiration Date 1/30/2017*	7,499	366
Total Rights (Cost $7,977)		7,977

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (Cost $30,283)	170	290

		Principal Amount ($)(c)	Value ($)

Corporate Bonds 20.8%
Consumer Discretionary 3.5%
1011778 B.C. Unlimited Liability Co., 144A, 4.625%, 1/15/2022		35,000	35,088
Ally Financial, Inc.:
3.25%, 2/13/2018		105,000	104,475
4.125%, 3/30/2020		85,000	84,575
AmeriGas Finance LLC:
6.75%, 5/20/2020		110,000	106,975
7.0%, 5/20/2022		195,000	188,662
APX Group, Inc., 6.375%, 12/1/2019		50,000	47,875
Asbury Automotive Group, Inc., 144A, 6.0%, 12/15/2024		35,000	36,138
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		80,000	83,400
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		80,000	68,000
Avis Budget Car Rental LLC:
144A, 5.25%, 3/15/2025		135,000	127,913
5.5%, 4/1/2023 (b)		50,000	50,125
Bed Bath & Beyond, Inc.:
4.915%, 8/1/2034		80,000	71,373
5.165%, 8/1/2044		100,000	84,701
Block Communications, Inc., 144A, 7.25%, 2/1/2020		20,000	19,900
Boyd Gaming Corp., 6.875%, 5/15/2023		40,000	41,100
		Principal Amount ($)(c)	Value ($)

Caleres, Inc., 6.25%, 8/15/2023		35,000	34,475
CCO Holdings LLC:
144A, 5.125%, 5/1/2023		115,000	115,000
144A, 5.375%, 5/1/2025 (b)		85,000	84,575
144A, 5.875%, 5/1/2027		140,000	139,300
CCO Safari II LLC:
144A, 4.908%, 7/23/2025		15,000	14,985
144A, 6.484%, 10/23/2045		10,000	10,016
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		385,000	346,500
144A, 6.375%, 9/15/2020		200,000	195,500
Churchill Downs, Inc., 144A, 5.375%, 12/15/2021		27,996	28,066
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		65,000	62,725
Series B, 6.5%, 11/15/2022		370,000	360,750
Series A, 7.625%, 3/15/2020		10,000	9,100
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		5,000	4,988
CVS Health Corp., 5.125%, 7/20/2045		25,000	26,336
D.R. Horton, Inc., 4.0%, 2/15/2020		35,000	35,200
Dana Holding Corp., 5.5%, 12/15/2024		80,000	77,600
Delphi Corp., 5.0%, 2/15/2023		70,000	74,060
Discovery Communications LLC, 4.875%, 4/1/2043		10,000	8,231
DISH DBS Corp.:
4.25%, 4/1/2018		70,000	70,175
5.0%, 3/15/2023		715,000	620,262
7.875%, 9/1/2019		270,000	293,625
Dollar Tree, Inc.:
144A, 5.25%, 3/1/2020		145,000	149,712
144A, 5.75%, 3/1/2023		122,500	126,788
Fiat Chrysler Automobiles NV, 4.5%, 4/15/2020		300,000	303,750
General Motors Co., 4.0%, 4/1/2025		600,000	568,423
General Motors Financial Co., Inc., 3.2%, 7/13/2020		30,000	29,538
Global Partners LP, 7.0%, 6/15/2023		70,000	57,400
Group 1 Automotive, Inc.:
5.0%, 6/1/2022		95,000	94,050
144A, 5.25%, 12/15/2023		110,000	108,900
HD Supply, Inc., 11.5%, 7/15/2020		130,000	143,975
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		40,000	35,400
Live Nation Entertainment, Inc., 144A, 7.0%, 9/1/2020		90,000	93,150
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		40,000	41,200
Mediacom Broadband LLC, 6.375%, 4/1/2023		35,000	34,213
MGM Resorts International:
6.625%, 12/15/2021		250,000	255,937
6.75%, 10/1/2020 (b)		130,000	133,575
Numericable-SFR, 144A, 6.0%, 5/15/2022		200,000	194,000
Pinnacle Entertainment, Inc., 6.375%, 8/1/2021		45,000	47,306
Quebecor Media, Inc., 5.75%, 1/15/2023		50,000	50,375
Sabre GLBL, Inc., 144A, 5.375%, 4/15/2023 (b)		5,000	4,975
		Principal Amount ($)(c)	Value ($)

Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		35,000	34,913
Serta Simmons Bedding LLC, 144A, 8.125%, 10/1/2020		55,000	57,475
Sirius XM Radio, Inc., 144A, 5.875%, 10/1/2020 (b)		60,000	62,850
Spectrum Brands, Inc., 144A, 5.75%, 7/15/2025		35,000	35,875
Springs Industries, Inc., 6.25%, 6/1/2021		85,000	84,150
Starz LLC, 5.0%, 9/15/2019		40,000	40,500
Suburban Propane Partners LP, 5.75%, 3/1/2025		50,000	40,500
Time Warner Cable, Inc., 7.3%, 7/1/2038		45,000	48,787
TRI Pointe Holdings, Inc., 4.375%, 6/15/2019		50,000	48,875
Unitymedia Hessen GmbH & Co., KG, 144A, 5.5%, 1/15/2023		200,000	199,500
Viking Cruises Ltd.:
144A, 6.25%, 5/15/2025		70,000	57,400
144A, 8.5%, 10/15/2022		50,000	47,375
			6,992,636
Consumer Staples 0.7%
Aramark Services, Inc., 144A, 5.125%, 1/15/2024 (b)		35,000	35,656
Chiquita Brands International, Inc., 7.875%, 2/1/2021		20,000	20,950
Constellation Brands, Inc., 4.75%, 12/1/2025		15,000	15,281
Cott Beverages, Inc.:
5.375%, 7/1/2022		160,000	156,800
6.75%, 1/1/2020		80,000	82,600
JBS U.S.A. LLC:
144A, 5.75%, 6/15/2025		55,000	47,850
144A, 7.25%, 6/1/2021		145,000	143,913
144A, 8.25%, 2/1/2020 (b)		370,000	370,000
Minerva Luxembourg SA, 144A, 12.25%, 2/10/2022		250,000	252,500
Pilgrim's Pride Corp., 144A, 5.75%, 3/15/2025 (b)		55,000	53,488
Reynolds American, Inc.:
4.45%, 6/12/2025		10,000	10,458
5.85%, 8/15/2045		10,000	11,117
Smithfield Foods, Inc., 6.625%, 8/15/2022		5,000	5,188
The WhiteWave Foods Co., 5.375%, 10/1/2022		80,000	84,600
Tonon Luxembourg SA, 144A, 7.25%, 1/24/2020* (b)		207,250	20,725
			1,311,126
Energy 2.3%
Antero Resources Corp.:
5.125%, 12/1/2022		140,000	106,400
5.375%, 11/1/2021		60,000	48,000
144A, 5.625%, 6/1/2023		55,000	42,900
Baytex Energy Corp.:
144A, 5.125%, 6/1/2021		30,000	20,175
144A, 5.625%, 6/1/2024		35,000	23,450
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022		30,000	20,700
California Resources Corp.:
5.0%, 1/15/2020		7,000	2,494
6.0%, 11/15/2024		12,000	3,660
144A, 8.0%, 12/15/2022		48,000	25,260
		Principal Amount ($)(c)	Value ($)

Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023		75,000	60,750
Chesapeake Energy Corp., 5.75%, 3/15/2023 (b)		150,000	43,500
Concho Resources, Inc., 5.5%, 4/1/2023 (b)		175,000	161,875
Crestwood Midstream Partners LP, 144A, 6.25%, 4/1/2023		25,000	17,438
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		200,000	203,650
Delek & Avner Tamar Bond Ltd., 144A, 5.082%, 12/30/2023		350,000	352,187
Endeavor Energy Resources LP:
144A, 7.0%, 8/15/2021		43,000	38,270
144A, 8.125%, 9/15/2023		90,000	81,000
EP Energy LLC, 6.375%, 6/15/2023 (b)		65,000	32,500
Gulfport Energy Corp., 6.625%, 5/1/2023		30,000	25,050
Hilcorp Energy I LP:
144A, 5.0%, 12/1/2024		65,000	53,950
144A, 5.75%, 10/1/2025		100,000	87,000
Holly Energy Partners LP, 6.5%, 3/1/2020		10,000	9,900
Kinder Morgan, Inc.:
3.05%, 12/1/2019		145,000	134,199
5.55%, 6/1/2045		90,000	70,257
Laredo Petroleum, Inc., 6.25%, 3/15/2023		85,000	73,950
MEG Energy Corp., 144A, 7.0%, 3/31/2024		230,000	163,300
Memorial Resource Development Corp., 5.875%, 7/1/2022		65,000	56,875
Murphy Oil U.S.A., Inc., 6.0%, 8/15/2023		85,000	89,250
Newfield Exploration Co., 5.375%, 1/1/2026		40,000	33,100
Noble Holding International Ltd., 4.0%, 3/16/2018		10,000	9,055
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		105,000	69,825
Oasis Petroleum, Inc.:
6.875%, 3/15/2022		190,000	121,600
6.875%, 1/15/2023		70,000	43,400
Offshore Drilling Holding SA, 144A, 8.375%, 9/20/2020 (b)		300,000	213,750
ONEOK Partners LP, 4.9%, 3/15/2025 (b)		40,000	33,690
Pacific Exploration & Production Corp., 144A, 5.375%, 1/26/2019		200,000	38,000
Parsley Energy LLC, 144A, 7.5%, 2/15/2022		10,000	9,550
Range Resources Corp., 144A, 4.875%, 5/15/2025		60,000	45,600
Regency Energy Partners LP, 5.0%, 10/1/2022		45,000	39,864
Reliance Industries Ltd., 144A, 4.125%, 1/28/2025		250,000	244,799
Rice Energy, Inc., 144A, 7.25%, 5/1/2023		15,000	10,950
RSP Permian, Inc.:
144A, 6.625%, 10/1/2022		30,000	27,600
6.625%, 10/1/2022		165,000	151,800
Sabine Pass Liquefaction LLC:
5.625%, 2/1/2021		175,000	161,000
144A, 5.625%, 3/1/2025		90,000	76,162
5.75%, 5/15/2024		200,000	174,000
		Principal Amount ($)(c)	Value ($)

Seven Generations Energy Ltd., 144A, 6.75%, 5/1/2023		20,000	16,800
Sunoco LP:
144A, 5.5%, 8/1/2020		40,000	37,900
144A, 6.375%, 4/1/2023		40,000	37,600
Talisman Energy, Inc., 3.75%, 2/1/2021		120,000	108,803
Talos Production LLC, 144A, 9.75%, 2/15/2018		50,000	21,500
Targa Resources Partners LP, 4.125%, 11/15/2019		30,000	24,975
Transocean, Inc., 4.3%, 10/15/2022		370,000	196,100
Transportadora de Gas Internacional SA ESP, 144A, 5.7%, 3/20/2022		200,000	200,500
Whiting Petroleum Corp.:
5.75%, 3/15/2021 (b)		60,000	43,740
6.25%, 4/1/2023 (b)		270,000	194,400
Williams Partners LP:
4.0%, 9/15/2025 (b)		40,000	29,950
6.125%, 7/15/2022		15,000	14,190
WPX Energy, Inc., 8.25%, 8/1/2023		75,000	60,000
			4,538,143
Financials 2.9%
AerCap Ireland Capital Ltd., 3.75%, 5/15/2019		80,000	79,900
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		60,000	60,600
Banco Continental SAECA, 144A, 8.875%, 10/15/2017		200,000	203,500
Bank of America Corp., 3.875%, 8/1/2025		600,000	609,077
Barclays Bank PLC, 7.625%, 11/21/2022		250,000	284,687
BBVA Bancomer SA:
144A, 6.008%, 5/17/2022		500,000	495,625
144A, 6.75%, 9/30/2022		150,000	165,000
CBL & Associates LP, (REIT), 4.6%, 10/15/2024		255,000	240,353
CIT Group, Inc., 5.25%, 3/15/2018		10,000	10,325
CNO Financial Group, Inc.:
4.5%, 5/30/2020		20,000	20,400
5.25%, 5/30/2025		40,000	40,700
Corp. Financiera de Desarrollo SA, 144A, 4.75%, 2/8/2022		250,000	253,750
E*TRADE Financial Corp., 4.625%, 9/15/2023		55,000	55,894
Equinix, Inc.:
(REIT), 5.375%, 4/1/2023		175,000	178,500
(REIT), 5.875%, 1/15/2026		25,000	25,750
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044		100,000	94,277
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022		230,000	236,256
HSBC Holdings PLC:
5.625%, 12/29/2049		255,000	255,319
6.375%, 12/29/2049		30,000	29,625
International Lease Finance Corp.:
3.875%, 4/15/2018		100,000	100,750
6.25%, 5/15/2019		410,000	439,212
8.75%, 3/15/2017		40,000	42,600
JPMorgan Chase & Co., 3.9%, 7/15/2025 (b)		600,000	618,313
Legg Mason, Inc., 5.625%, 1/15/2044		75,000	74,498
		Principal Amount ($)(c)	Value ($)

Macquarie Group Ltd., 144A, 6.0%, 1/14/2020		235,000	259,367
Massachusetts Mutual Life Insurance Co., 144A, 4.5%, 4/15/2065		10,000	8,944
MPT Operating Partnership LP, (REIT), 6.375%, 2/15/2022		40,000	40,800
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044		135,000	135,146
Omega Healthcare Investors, Inc., (REIT), 4.95%, 4/1/2024		130,000	131,291
The Goldman Sachs Group, Inc., 3.75%, 5/22/2025 (b)		600,000	604,001
			5,794,460
Health Care 2.4%
AbbVie, Inc., 3.6%, 5/14/2025		635,000	626,704
Actavis Funding SCS, 4.75%, 3/15/2045		2,000	1,950
Alere, Inc., 144A, 6.375%, 7/1/2023		60,000	56,100
Community Health Systems, Inc., 6.875%, 2/1/2022 (b)		620,000	588,225
Concordia Healthcare Corp., 144A, 7.0%, 4/15/2023		30,000	26,025
Endo Finance LLC, 144A, 5.875%, 1/15/2023		80,000	78,400
Endo Ltd., 144A, 6.0%, 2/1/2025		55,000	54,175
Fresenius Medical Care U.S. Finance II, Inc.:
144A, 5.625%, 7/31/2019		10,000	10,775
144A, 6.5%, 9/15/2018		10,000	11,000
HCA, Inc.:
5.875%, 2/15/2026		65,000	65,244
6.5%, 2/15/2020		880,000	958,760
7.5%, 2/15/2022		725,000	802,937
Hologic, Inc., 144A, 5.25%, 7/15/2022		30,000	30,600
IMS Health, Inc., 144A, 6.0%, 11/1/2020		60,000	61,800
LifePoint Health, Inc., 5.875%, 12/1/2023		45,000	45,675
Mallinckrodt International Finance SA:
4.75%, 4/15/2023		110,000	97,350
144A, 4.875%, 4/15/2020		45,000	43,313
Tenet Healthcare Corp.:
144A, 4.012%**, 6/15/2020 (b)		55,000	53,625
6.25%, 11/1/2018		230,000	242,075
6.75%, 6/15/2023 (b)		115,000	106,662
Valeant Pharmaceuticals International, 144A, 6.375%, 10/15/2020		90,000	86,850
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020		105,000	98,700
144A, 5.875%, 5/15/2023		95,000	84,788
144A, 6.125%, 4/15/2025		285,000	254,362
144A, 7.5%, 7/15/2021		450,000	448,875
			4,934,970
Industrials 1.4%
ADT Corp.:
3.5%, 7/15/2022 (b)		50,000	44,750
5.25%, 3/15/2020 (b)		130,000	136,500
6.25%, 10/15/2021 (b)		95,000	99,232
Aerojet Rocketdyne Holdings, Inc., 7.125%, 3/15/2021		120,000	124,800
		Principal Amount ($)(c)	Value ($)

Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		70,000	62,125
Belden, Inc., 144A, 5.5%, 9/1/2022		85,000	81,812
Bombardier, Inc.:
144A, 5.75%, 3/15/2022		328,000	228,780
144A, 7.5%, 3/15/2025		30,000	21,000
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		35,000	29,400
EnerSys, 144A, 5.0%, 4/30/2023		15,000	14,925
FTI Consulting, Inc., 6.0%, 11/15/2022		50,000	52,375
Gates Global LLC, 144A, 6.0%, 7/15/2022		65,000	46,800
Masonite International Corp., 144A, 5.625%, 3/15/2023		60,000	61,950
Meritor, Inc., 6.75%, 6/15/2021		55,000	50,600
Mersin Uluslararasi Liman Isletmeciligi AS, 144A, 5.875%, 8/12/2020		500,000	511,540
Nortek, Inc., 8.5%, 4/15/2021		155,000	160,828
OPE KAG Finance Sub, Inc., 144A, 7.875%, 7/31/2023		70,000	69,563
Oshkosh Corp., 5.375%, 3/1/2025		10,000	9,800
Ply Gem Industries, Inc., 6.5%, 2/1/2022		60,000	54,000
SBA Communications Corp., 5.625%, 10/1/2019		50,000	52,125
Titan International, Inc., 6.875%, 10/1/2020 (b)		50,000	37,250
United Rentals North America, Inc.:
4.625%, 7/15/2023		45,000	44,888
6.125%, 6/15/2023 (b)		10,000	10,225
7.375%, 5/15/2020		25,000	26,375
7.625%, 4/15/2022		620,000	662,594
Wise Metals Group LLC, 144A, 8.75%, 12/15/2018		95,000	71,962
XPO Logistics, Inc., 144A, 6.5%, 6/15/2022 (b)		70,000	64,750
			2,830,949
Information Technology 0.8%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		30,000	30,900
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		330,000	345,675
Audatex North America, Inc., 144A, 6.0%, 6/15/2021		15,000	15,113
BMC Software Finance, Inc., 144A, 8.125%, 7/15/2021		30,000	19,950
Cardtronics, Inc., 5.125%, 8/1/2022		55,000	53,075
CDW LLC, 6.0%, 8/15/2022		130,000	137,150
EarthLink Holdings Corp., 7.375%, 6/1/2020		70,000	71,225
Fidelity National Information Services, Inc., 3.625%, 10/15/2020		33,000	33,430
First Data Corp., 144A, 6.75%, 11/1/2020		237,000	248,554
Hewlett Packard Enterprise Co.:
144A, 4.9%, 10/15/2025		35,000	34,321
144A, 6.35%, 10/15/2045		20,000	18,987
Infor U.S., Inc., 144A, 6.5%, 5/15/2022 (b)		60,000	50,700
Informatica LLC, 144A, 7.125%, 7/15/2023 (b)		30,000	27,150
KLA-Tencor Corp., 4.65%, 11/1/2024		100,000	100,615
		Principal Amount ($)(c)	Value ($)

Micron Technology, Inc., 144A, 5.25%, 8/1/2023		90,000	80,775
NXP BV, 144A, 3.75%, 6/1/2018		90,000	90,450
Open Text Corp., 144A, 5.625%, 1/15/2023		75,000	74,250
Riverbed Technology, Inc., 144A, 8.875%, 3/1/2023		40,000	37,000
Seagate HDD Cayman, 144A, 5.75%, 12/1/2034		220,000	153,950
			1,623,270
Materials 2.1%
Anglo American Capital PLC:
144A, 4.125%, 4/15/2021		200,000	137,000
144A, 4.125%, 9/27/2022		165,000	107,456
ArcelorMittal, 5.125%, 6/1/2020		20,000	16,600
Ball Corp.:
4.375%, 12/15/2020		20,000	20,313
5.25%, 7/1/2025		70,000	71,575
Berry Plastics Corp., 5.5%, 5/15/2022		320,000	318,800
Cascades, Inc., 144A, 5.5%, 7/15/2022		50,000	48,500
Cemex SAB de CV, 144A, 6.5%, 12/10/2019		200,000	193,000
Chemours Co.:
144A, 6.625%, 5/15/2023		50,000	35,000
144A, 7.0%, 5/15/2025		25,000	17,063
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		70,000	67,725
First Quantum Minerals Ltd.:
144A, 6.75%, 2/15/2020		61,000	39,345
144A, 7.0%, 2/15/2021		111,000	69,652
Glencore Funding LLC, 144A, 4.125%, 5/30/2023		50,000	36,875
Gold Fields Orogen Holdings BVI Ltd., 144A, 4.875%, 10/7/2020		250,000	186,250
Hexion, Inc., 6.625%, 4/15/2020		380,000	295,450
Kaiser Aluminum Corp., 8.25%, 6/1/2020		40,000	41,800
Novelis, Inc., 8.75%, 12/15/2020		955,000	876,212
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		70,000	67,550
Platform Specialty Products Corp., 144A, 6.5%, 2/1/2022 (b)		80,000	69,200
Reynolds Group Issuer, Inc., 5.75%, 10/15/2020		1,145,000	1,164,683
Tronox Finance LLC:
6.375%, 8/15/2020 (b)		55,000	33,099
144A, 7.5%, 3/15/2022		70,000	40,600
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		40,000	40,400
144A, 5.625%, 10/1/2024		20,000	20,200
Yamana Gold, Inc., 4.95%, 7/15/2024		250,000	211,996
			4,226,344
Telecommunication Services 4.3%
America Movil SAB de CV, 7.125%, 12/9/2024	MXN	2,000,000	112,565
AT&T, Inc.:
2.45%, 6/30/2020		40,000	39,393
3.4%, 5/15/2025		670,000	643,930
Bharti Airtel International Netherlands BV, 144A, 5.35%, 5/20/2024		1,000,000	1,049,786
		Principal Amount ($)(c)	Value ($)

CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020		25,000	24,719
Series T, 5.8%, 3/15/2022		105,000	96,233
CommScope, Inc., 144A, 4.375%, 6/15/2020		35,000	35,263
CyrusOne LP, 6.375%, 11/15/2022		90,000	92,700
Digicel Group Ltd.:
144A, 7.125%, 4/1/2022		250,000	187,500
144A, 8.25%, 9/30/2020		200,000	165,000
Frontier Communications Corp.:
6.25%, 9/15/2021		60,000	50,850
6.875%, 1/15/2025 (b)		240,000	197,700
7.125%, 1/15/2023		390,000	336,375
8.5%, 4/15/2020		290,000	290,725
Hughes Satellite Systems Corp., 7.625%, 6/15/2021		190,000	201,400
Intelsat Jackson Holdings SA:
5.5%, 8/1/2023		265,000	208,025
7.25%, 10/15/2020		540,000	472,500
Level 3 Financing, Inc.:
5.375%, 8/15/2022		265,000	268,975
144A, 5.375%, 5/1/2025		55,000	54,725
6.125%, 1/15/2021		100,000	103,500
7.0%, 6/1/2020		185,000	193,325
MTN Mauritius Investments Ltd., 144A, 4.755%, 11/11/2024		300,000	261,000
Plantronics, Inc., 144A, 5.5%, 5/31/2023		30,000	29,850
Sprint Communications, Inc.:
6.0%, 11/15/2022		85,000	59,925
144A, 7.0%, 3/1/2020		85,000	85,213
Sprint Corp., 7.125%, 6/15/2024		285,000	205,556
T-Mobile U.S.A., Inc.:
6.375%, 3/1/2025		146,000	147,460
6.625%, 11/15/2020		655,000	680,866
UPCB Finance IV Ltd., 144A, 5.375%, 1/15/2025		285,000	268,612
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		252,000	267,750
Verizon Communications, Inc., 3.5%, 11/1/2024 (b)		600,000	592,620
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		50,000	52,313
Windstream Services LLC:
7.75%, 10/15/2020 (b)		1,075,000	905,687
7.875%, 11/1/2017		130,000	132,991
Zayo Group LLC:
6.0%, 4/1/2023		80,000	75,600
6.375%, 5/15/2025		70,000	65,100
			8,655,732
Utilities 0.4%
Calpine Corp.:
5.375%, 1/15/2023 (b)		85,000	76,287
5.75%, 1/15/2025 (b)		85,000	75,013
Dynegy, Inc.:
7.375%, 11/1/2022		70,000	60,900
7.625%, 11/1/2024		135,000	115,398
Empresa Electrica Angamos SA, 144A, 4.875%, 5/25/2029		200,000	178,417
NGL Energy Partners LP, 5.125%, 7/15/2019 (b)		65,000	51,350
NRG Energy, Inc., 6.25%, 5/1/2024 (b)		360,000	302,472
		Principal Amount ($)(c)	Value ($)

Talen Energy Supply LLC, 144A, 4.625%, 7/15/2019		35,000	26,250
			886,087
Total Corporate Bonds (Cost $45,570,355)			41,793,717

Asset-Backed 0.5%
Miscellaneous
ARES CLO Ltd., "D", Series 2012-3A, 144A, 4.939%**, 1/17/2024		250,000	246,474
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026		335,734	327,647
PennyMac LLC, "A1", Series 2015-NPL1, 144A, 4.0%, 3/25/2055		473,285	470,799
Total Asset-Backed (Cost $1,049,035)			1,044,920

Mortgage-Backed Securities Pass-Throughs 3.0%
Federal Home Loan Mortgage Corp., 6.0%, 3/1/2038		5,931	6,695
Federal National Mortgage Association:
4.0%, 8/1/2042 (d)		2,200,000	2,327,978
4.5%, 9/1/2035		16,539	17,862
6.0%, 1/1/2024		21,930	24,754
6.5%, with various maturities from 5/1/2017 until 1/1/2038		3,338	3,441
Government National Mortgage Association, 3.5%, 11/1/2043 (d)		3,500,000	3,648,614
Total Mortgage-Backed Securities Pass-Throughs (Cost $6,010,670)			6,029,344

Commercial Mortgage-Backed Securities 0.5%
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.331%**, 3/15/2018		120,000	119,784
FHLMC Multifamily Structured Pass-Through Certificates, "X1", Series K043, Interest Only, 0.549%**, 12/25/2024		4,989,855	206,419
GMAC Commercial Mortgage Securities, Inc., "G", Series 2004-C1, 144A, 5.455%, 3/10/2038		502,681	500,243
JPMBB Commercial Mortgage Securities Trust, "A3", Series 2014-C19, 3.669%, 4/15/2047		125,000	128,226
Total Commercial Mortgage-Backed Securities (Cost $967,157)			954,672

Collateralized Mortgage Obligations 1.6%
Federal Home Loan Mortgage Corp.:
"HI", Series 3979, Interest Only, 3.0%, 12/15/2026		459,649	42,406
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027		569,782	63,423
"LI", Series 3720, Interest Only, 4.5%, 9/15/2025		899,723	109,905
		Principal Amount ($)(c)	Value ($)

"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		468,574	43,998
"SP", Series 4047, Interest Only, 6.32%***, 12/15/2037		501,566	71,961
"H", Series 2278, 6.5%, 1/15/2031		133	138
Federal National Mortgage Association:
"WO", Series 2013-27, Principal Only, Zero Coupon, 12/25/2042		220,000	130,904
"4", Series 406, Interest Only, 4.0%, 9/25/2040		163,771	31,971
"KZ", Series 2010-134, 4.5%, 12/25/2040		386,803	402,502
"I", Series 2003-84, Interest Only, 6.0%, 9/25/2033		179,747	35,052
"PI", Series 2006-20, Interest Only, 6.258%***, 11/25/2030		315,785	45,351
Freddie Mac Structured Agency Credit Risk Debt Notes, "M3", Series 2014-DN4, 4.771%**, 10/25/2024		240,000	238,090
Government National Mortgage Association:
"QI", Series 2011-112, Interest Only, 4.0%, 5/16/2026		425,623	41,013
"GC", Series 2010-101, 4.0%, 8/20/2040		500,000	538,988
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044		548,020	70,493
"NI", Series 2011-80, Interest Only, 4.5%, 5/16/2038		476,322	26,385
"BI", Series 2010-30, Interest Only, 4.5%, 7/20/2039		81,371	10,752
"ND", Series 2010-130, 4.5%, 8/16/2039		600,000	654,447
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039		126,479	20,930
"IP", Series 2014-11, Interest Only, 4.5%, 1/20/2043		352,144	53,091
"PZ", Series 2010-106, 4.75%, 8/20/2040		383,484	415,320
"IQ", Series 2011-18, Interest Only, 5.5%, 1/16/2039		181,470	20,493
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		358,532	66,332
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		365,876	65,493
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		278,944	47,647
"AI", Series 2007-38, Interest Only, 6.116%***, 6/16/2037		63,330	9,698
Total Collateralized Mortgage Obligations (Cost $2,898,259)			3,256,783

Government & Agency Obligations 8.2%
Other Government Related (e) 0.1%
Perusahaan Penerbit SBSN, 144A, 4.325%, 5/28/2025		200,000	190,760
Sovereign Bonds 2.6%
Dominican Republic, 144A, 5.5%, 1/27/2025		100,000	96,250
Government of Indonesia, Series FR56, 8.375%, 9/15/2026	IDR	1,340,000,000	94,690
Republic of Angola, 144A, 9.5%, 11/12/2025		450,000	418,500
		Principal Amount ($)(c)	Value ($)

Republic of El Salvador:
144A, 6.375%, 1/18/2027		100,000	84,500
144A, 7.65%, 6/15/2035		100,000	85,250
Republic of Hungary, Series 19/A, 6.5%, 6/24/2019	HUF	16,900,000	65,973
Republic of Namibia, 144A, 5.25%, 10/29/2025		250,000	232,500
Republic of Slovenia, 144A, 5.5%, 10/26/2022		200,000	223,237
Republic of South Africa:
Series R204, 8.0%, 12/21/2018	ZAR	2,200,000	138,869
Series R186, 10.5%, 12/21/2026	ZAR	9,700,000	662,347
Republic of Sri Lanka:
144A, 5.125%, 4/11/2019		200,000	189,940
144A, 6.85%, 11/3/2025		280,000	263,754
Republic of Uruguay, 5.1%, 6/18/2050		40,000	34,500
United Mexican States:
4.6%, 1/23/2046		500,000	442,500
Series M 10, 8.5%, 12/13/2018	MXN	35,000,000	2,233,993
			5,266,803
U.S. Government Sponsored Agencies 0.9%
Federal National Mortgage Association, 3.0%, 11/15/2027		1,000,000	983,232
Tennessee Valley Authority, 4.25%, 9/15/2065		778,000	760,080
			1,743,312
U.S. Treasury Obligations 4.6%
U.S. Treasury Bills:
0.215%****, 2/11/2016 (f)		972,000	971,865
0.42%****, 6/2/2016 (f)		448,000	447,192
0.42%****, 6/2/2016 (f)		156,000	155,719
0.195%****, 2/11/2016 (f)		355,000	354,951
U.S. Treasury Bonds:
3.125%, 8/15/2044		142,000	145,123
3.625%, 2/15/2044		176,000	197,986
5.375%, 2/15/2031		571,000	774,307
U.S. Treasury Inflation-Indexed Note, 0.375%, 7/15/2025		1,684,939	1,631,319
		Principal Amount ($)(c)	Value ($)

U.S. Treasury Notes:
1.0%, 8/31/2016 (g) (h)		3,749,000	3,756,614
1.0%, 9/30/2016		500,000	500,996
1.25%, 1/31/2020		180,000	177,230
2.0%, 8/15/2025		80,000	78,003
2.5%, 5/15/2024		170,000	173,712
			9,365,017
Total Government & Agency Obligations (Cost $17,268,734)			16,565,892

Municipal Bonds and Notes 0.1%
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018 (Cost $231,438)		231,439	235,433

Convertible Bond 0.1%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5% PIK, 10/30/2018 (Cost $210,326)		213,294	250,343

Preferred Security 0.0%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $21,046)		40,000	33,800

	Shares	Value ($)

Securities Lending Collateral 5.3%
Daily Assets Fund, 0.36% (i) (j) (Cost $10,667,039)	10,667,039	10,667,039

Cash Equivalents 6.2%
Central Cash Management Fund, 0.25% (i) (Cost $12,560,425)	12,560,425	12,560,425

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $210,913,766)†	107.2	216,066,046
Other Assets and Liabilities, Net	(7.2)	(14,469,166)
Net Assets	100.0	201,596,880

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2015.

*** These securities are shown at their current rate as of December 31, 2015.

**** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $211,432,854. At December 31, 2015, net unrealized appreciation for all securities based on tax cost was $4,633,192. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $18,132,590 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,499,398.

(a) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.*	August 2013	2,342	1,166.00

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2015 amounted to $10,261,634, which is 5.1% of net assets.

(c) Principal amount stated in U.S. dollars unless otherwise noted.

(d) When-issued or delayed delivery security included.

(e) Government-backed debt issued by financial companies or government sponsored enterprises.

(f) At December 31, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(g) At December 31, 2015, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(h) At December 31, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(i) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(j) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

CVA: Certificaten Van Aandelen (Certificate of Stock)

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At December 31, 2015, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year U.S. Treasury Note	USD	3/21/2016	21	2,644,031	(12,003)
Ultra Long U.S. Treasury Bond	USD	3/21/2016	73	11,584,188	75,592
Total net unrealized appreciation					63,589

At December 31, 2015, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year U.S. Treasury Note	USD	3/21/2016	93	11,709,281	52,916
Ultra Long U.S. Treasury Bond	USD	3/21/2016	53	8,410,438	(53,107)
Total net unrealized depreciation					(191)

At December 31, 2015, open written options contracts were as follows:

Options on Interest Rate Swap Contracts	Swap Effective/ Expiration Date	Contract Amount	Option Expiration Date	Premiums Received ($)	Value ($) (k)
Call Options Receive Fixed — 4.48% – Pay Floating — 3-Month LIBOR	5/9/2016 5/11/2026	2,100,000[1]	5/5/2016	23,572	(3)
Receive Fixed — 5.132% – Pay Floating — 3-Month LIBOR	3/17/2016 3/17/2026	2,100,000[1]	3/15/2016	15,173	—
Receive Fixed — 5.132% – Pay Floating — 3-Month LIBOR	3/17/2016 3/17/2026	2,100,000[2]	3/15/2016	24,780	—
Total Call Options				63,525	(3)
Put Options Pay Fixed — 1.132% – Receive Floating — 3-Month LIBOR	3/17/2016 3/17/2026	2,100,000[1]	3/15/2016	15,172	(61)
Pay Fixed — 1.132% – Receive Floating — 3-Month LIBOR	3/17/2016 3/17/2026	2,100,000[2]	3/15/2016	5,355	(62)
Pay Fixed — 2.0% – Receive Floating — 3-Month LIBOR	8/15/2016 8/15/2046	3,400,000[1]	8/11/2016	65,280	(30,052)
Pay Fixed — 2.22% – Receive Floating — 3-Month LIBOR	7/13/2016 7/13/2046	3,400,000[3]	7/11/2016	63,920	(46,644)
Pay Fixed — 2.48% – Receive Floating — 3-Month LIBOR	5/9/2016 5/11/2026	2,100,000[1]	5/5/2016	23,574	(57,531)
Total Put Options				173,301	(134,350)
Total				236,826	(134,353)

(k) Unrealized appreciation on written options on interest rate swap contracts at December 31, 2015 was $102,473.

At December 31, 2015, open credit default swap contracts purchased were as follows:

Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($)	Fixed Cash Flows Paid	Underlying Reference Obligation	Value ($)	Upfront Payments Paid ($)	Unrealized Depreciation ($)
9/21/2015 12/20/2020	5,880,000[2]	1.0%	Markit CDX Emerging Markets Index	656,763	690,061	(33,298)

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Fixed Cash Flows Paid	Underlying Reference Obligation	Value ($)	Unrealized Depreciation ($)
3/20/2015 6/20/2020	5,841,000	5.0%	Markit CDX North America High Yield Index	(219,057)	(22,424)

At December 31, 2015, open credit default swap contracts sold were as follows:

Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($) (m)	Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (l)	Value ($)	Upfront Payments Paid ($)	Unrealized Appreciation ($)
3/20/2015 6/20/2020	70,000[4]	5.0%	CCO Holdings LLC, 7.375%, 6/1/2020, BB–	9,995	6,013	3,982

(l) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

(m) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

At December 31, 2015, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
12/16/2015 9/17/2035	400,000	Fixed — 2.938%	Floating — 3-Month LIBOR	(27,437)	(19,454)
12/4/2015 12/4/2045	4,900,000	Fixed — 2.615%	Floating — 3-Month LIBOR	(11,602)	94,728
12/16/2015 9/16/2020	17,900,000	Floating — 3-Month LIBOR	Fixed — 2.214%	448,792	456,656
Total net unrealized appreciation					531,930

Counterparties:

1 Nomura International PLC

2 BNP Paribas

3 Citigroup, Inc.

4 Barclays Bank PLC

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at December 31, 2015 is 0.61%.

As of December 31, 2015, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
BRL	5,760,000	USD	1,476,978	1/5/2016	21,054	Macquarie Bank Ltd.
USD	240,000	BRL	960,000	1/11/2016	2,158	Macquarie Bank Ltd.
BRL	960,000	USD	246,470	1/11/2016	4,312	Macquarie Bank Ltd.
BRL	1,920,000	USD	493,573	1/11/2016	9,257	Nomura International PLC
BRL	1,920,000	USD	494,663	1/11/2016	10,347	BNP Paribas
BRL	1,920,000	USD	501,961	1/11/2016	17,644	Morgan Stanley
EUR	5,316,352	USD	6,103,013	1/19/2016	323,428	JPMorgan Chase Securities, Inc.
USD	1,631,369	NZD	2,491,000	1/19/2016	70,966	Citigroup, Inc.
USD	1,646,260	EUR	1,549,000	1/19/2016	37,710	JPMorgan Chase Securities, Inc.
EUR	7,506,985	USD	8,248,991	1/19/2016	87,896	Morgan Stanley
USD	5,368,714	EUR	4,980,000	1/19/2016	45,211	Barclays Bank PLC
USD	999,767	MXN	17,400,000	1/20/2016	8,734	BNP Paribas
ZAR	17,400,000	USD	1,138,270	1/20/2016	16,158	JPMorgan Chase Securities, Inc.
ZAR	34,800,000	USD	2,336,794	1/20/2016	92,569	BNP Paribas
ZAR	9,720,000	USD	636,537	1/28/2016	10,627	JPMorgan Chase Securities, Inc.
MXN	41,366,000	USD	2,401,879	1/28/2016	5,681	JPMorgan Chase Securities, Inc.
CNY	6,400,000	USD	971,943	2/25/2016	5,107	Australia & New Zealand Banking Group Ltd.
Total unrealized appreciation					768,859

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	1,463,405	BRL	5,760,000	1/5/2016	(7,481)	Macquarie Bank Ltd.
USD	1,236,007	MXN	20,637,860	1/11/2016	(39,066)	JPMorgan Chase Securities, Inc.
MXN	20,637,862	ZAR	17,400,000	1/11/2016	(72,975)	Nomura International PLC
USD	493,891	BRL	1,920,000	1/11/2016	(9,574)	Nomura International PLC
NZD	2,491,000	USD	1,675,885	1/19/2016	(26,450)	BNP Paribas
USD	2,769,955	EUR	2,526,985	1/19/2016	(22,785)	Morgan Stanley
USD	4,126,117	EUR	3,767,352	1/19/2016	(30,503)	Citigroup, Inc.
USD	2,281,706	ZAR	34,800,000	1/20/2016	(37,481)	BNP Paribas
USD	435,906	COP	1,350,000,000	1/20/2016	(11,289)	BNP Paribas
USD	434,643	COP	1,350,000,000	1/20/2016	(10,026)	Morgan Stanley
USD	1,054,545	INR	69,600,000	1/29/2016	(6,596)	Morgan Stanley
USD	996,419	CNY	6,400,000	2/25/2016	(29,583)	Australia & New Zealand Banking Group Ltd.
Total unrealized depreciation					(303,809)

Currency Abbreviations

BRL Brazilian Real

CNY Chinese Yuan

COP Colombian Peso

EUR Euro

HUF Hungarian Forint

IDR Indonesian Rupiah

INR Indian Rupee

MXN Mexican Peso

NZD New Zealand Dollar

USD United States Dollar

ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding futures contracts, credit default swaps, interest rate swap contracts, forward foreign currency exchange contracts and written options contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (n)
Consumer Discretionary	$ 8,530,756	$ 4,719,887	$ 1,166	$ 13,251,809
Consumer Staples	8,323,564	3,030,073	—	11,353,637
Energy	3,330,965	2,457,420	—	5,788,385
Financials	17,122,859	14,931,216	—	32,054,075
Health Care	9,381,987	2,431,182	—	11,813,169
Industrials	5,748,287	6,192,227	—	11,940,514
Information Technology	12,801,819	1,686,815	—	14,488,634
Materials	1,917,878	2,608,347	8,862	4,535,087
Telecommunication Services	2,616,455	4,901,364	—	7,517,819
Utilities	7,007,939	2,534,261	—	9,542,200
Preferred Stocks	—	380,082	—	380,082
Rights (n)	—	—	7,977	7,977
Warrants	—	—	290	290
Fixed Income Investments (n)
Corporate Bonds	—	41,793,717	—	41,793,717
Asset-Backed	—	1,044,920	—	1,044,920
Mortgage-Backed Securities Pass-Throughs	—	6,029,344	—	6,029,344
Commercial Mortgage-Backed Securities	—	954,672	—	954,672
Collateralized Mortgage Obligations	—	3,256,783	—	3,256,783
Government & Agency Obligations	—	16,565,892	—	16,565,892
Municipal Bonds and Notes	—	235,433	—	235,433
Convertible Bond	—	—	250,343	250,343
Preferred Security	—	33,800	—	33,800
Short-Term Investments (n)	23,227,464	—	—	23,227,464
Derivatives (o)
Futures Contracts	128,508	—	—	128,508
Credit Default Swap Contracts	—	3,982	—	3,982
Interest Rate Swap Contracts	—	551,384	—	551,384
Forward Foreign Currency Exchange Contracts	—	768,859	—	768,859
Total	$100,138,481	$ 117,111,660	$ 268,638	$ 217,518,779
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (o)
Futures Contracts	$ (65,110)	$ —	$ —	$ (65,110)
Written Options	—	(134,353)	—	(134,353)
Credit Default Swap Contracts	—	(55,722)	—	(55,722)
Interest Rate Swap Contracts	—	(19,454)	—	(19,454)
Forward Foreign Currency Exchange Contracts	—	(303,809)	—	(303,809)
Total	$ (65,110)	$ (513,338)	$ —	$ (578,448)

There have been no transfers between fair value measurement levels during the year ended December 31, 2015.

(n) See Investment Portfolio for additional detailed categorizations.

(o) Derivatives include unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $187,686,302) — including $10,261,634 of securities loaned	$ 192,838,582
Investment in Daily Assets Fund (cost $10,667,039)*	10,667,039
Investments in Central Cash Management Fund (cost $12,560,425)	12,560,425
Total investments in securities, at value (cost $210,913,766)	216,066,046
Cash	33,263
Foreign currency, at value (cost $463,541)	458,609
Receivable for Fund shares sold	27,223
Dividends receivable	192,705
Interest receivable	812,872
Receivable for variation margin on futures contracts	2,759
Unrealized appreciation on bilateral swap contracts	3,982
Unrealized appreciation on forward foreign currency exchange contracts	768,859
Upfront payments paid on bilateral swap contracts	696,074
Foreign taxes recoverable	54,282
Other assets	4,957
Total assets	219,121,631
Liabilities
Payable upon return of securities loaned	10,667,039
Payable for Fund shares redeemed	87,491
Payable for investments purchased — when-issued securities	5,989,630
Payable for variation margin on centrally cleared swaps	7,272
Options written, at value (premium received $236,826)	134,353
Unrealized depreciation on bilateral swap contracts	33,298
Unrealized depreciation on forward foreign currency exchange contracts	303,809
Accrued management fee	64,315
Accrued Trustees' fees	3,815
Other accrued expenses and payables	233,729
Total liabilities	17,524,751
Net assets, at value	$ 201,596,880
Net Assets Consist of
Undistributed net investment income	7,214,311
Net unrealized appreciation (depreciation) on: Investments	5,152,280
Swap contracts	480,190
Futures	63,398
Foreign currency	455,028
Written options	102,473
Accumulated net realized gain (loss)	(6,429,412)
Paid-in capital	194,558,612
Net assets, at value	$ 201,596,880
Class A Net Asset Value, offering and redemption price per share $201,596,880 ÷ 8,792,358 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 22.93

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2015
Investment Income
Income: Dividends (net of foreign taxes withheld of $187,859)	$ 3,591,327
Interest (net of foreign taxes withheld of $812)	3,993,591
Income distributions from affiliated Funds	360,649
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	65,740
Total income	8,011,307
Expenses: Management fee	862,360
Administration fee	233,070
Services to shareholders	1,672
Custodian fee	84,227
Professional fees	98,498
Reports to shareholders	42,163
Trustees' fees and expenses	9,416
Other	77,426
Total expenses before expense reductions	1,408,832
Expense reductions	(47,724)
Total expenses after expense reductions	1,361,108
Net investment income	6,650,199
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(3,979,615)
Sale of affiliated Fund	(266,711)
Swap contracts	(1,803,459)
Futures	(760,742)
Written options	38,095
Foreign currency	1,443,102
(5,329,330)
Change in net unrealized appreciation (depreciation) on: Investments	(6,013,289)
Swap contracts	488,597
Futures	109,317
Written options	890,799
Foreign currency	431,806
(4,092,770)
Net gain (loss)	(9,422,100)
Net increase (decrease) in net assets resulting from operations	$ (2,771,901)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2015	2014
Operations: Net investment income	$ 6,650,199	$ 7,379,735
Net realized gain (loss)	(5,329,330)	7,258,440
Change in net unrealized appreciation (depreciation)	(4,092,770)	(4,653,232)
Net increase (decrease) in net assets resulting from operations	(2,771,901)	9,984,943
Distributions to shareholders from: Net investment income: Class A	(7,355,308)	(8,047,271)
Net realized gains: Class A	(6,214,133)	(26,528,998)
Total distributions	(13,569,441)	(34,576,269)
Fund share transactions: Class A Proceeds from shares sold	5,276,855	5,731,970
Shares issued to shareholders in reinvestment of distributions	13,569,441	34,576,269
Payments for shares redeemed	(48,078,303)	(37,629,458)
Net increase (decrease) in net assets from Class A share transactions	(29,232,007)	2,678,781
Increase (decrease) in net assets	(45,573,349)	(21,912,545)
Net assets at beginning of period	247,170,229	269,082,774
Net assets at end of period (including undistributed net investment income of $7,214,311 and $7,197,938, respectively)	$ 201,596,880	$ 247,170,229
Other Information
Class A Shares outstanding at beginning of period	10,040,081	9,857,478
Shares sold	219,508	223,936
Shares issued to shareholders in reinvestment of distributions	562,580	1,433,510
Shares redeemed	(2,029,811)	(1,474,843)
Net increase (decrease) in Class A shares	(1,247,723)	182,603
Shares outstanding at end of period	8,792,358	10,040,081

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 24.62	$ 27.30	$ 23.90	$ 21.49	$ 22.13
Income (loss) from investment operations: Net investment income[a]	.68	.72	.78	.57	.46
Net realized and unrealized gain (loss)	(.97)	.25	3.14	2.20	(.75)
Total from investment operations	(.29)	.97	3.92	2.77	(.29)
Less distributions from: Net investment income	(.76)	(.85)	(.52)	(.36)	(.35)
Net realized gains	(.64)	(2.80)	—	—	—
Total distributions	(1.40)	(3.65)	(.52)	(.36)	(.35)
Net asset value, end of period	$ 22.93	$ 24.62	$ 27.30	$ 23.90	$ 21.49
Total Return (%)	(1.44)[b]	3.83	16.63	12.98	(1.42)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	202	247	269	260	264
Ratio of expenses before expense reductions (%)	.60	.62	.60	.59	.58
Ratio of expenses after expense reductions (%)	.58	.62	.60	.59	.58
Ratio of net investment income (loss) (%)	2.85	2.83	3.07	2.48	2.09
Portfolio turnover rate (%)	92	88	182	188	109
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Global Income Builder VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended December 31, 2015, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.08% annualized effective rate as of December 31, 2015) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable based upon the current interpretation of the tax rules and regulations. Estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At December 31, 2015, the Fund had $5,928,000 of tax basis capital loss carryforwards, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($4,404,000) and long-term losses ($1,524,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2015, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$ 7,761,156
Capital loss carryforwards	$ (5,928,000)
Unrealized appreciation (depreciation) on investments	$ 4,633,192

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2015	2014
Distributions from ordinary income*	$ 11,705,848	$ 12,402,934
Distributions from long-term capital gains	$ 1,863,593	$ 22,173,335

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended December 31, 2015, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of December 31, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2015, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from approximately $23,200,000 to $39,937,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended December 31, 2015, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics or to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of December 31, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2015, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to approximately $11,721,000 and the investment on the credit default swap contracts sold had a total notional value of generally indicative of a range from $0 to approximately $205,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2015, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2015, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $4,501,000 to $14,392,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $20,120,000 to $52,895,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the year ended December 31, 2015, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. For exchange traded contracts, the counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2015, the investment in written option contracts had a total value generally indicative of a range from approximately $134,000 to $1,758,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2015, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and to enhance total returns.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2015, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $20,741,000 to $46,081,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $14,253,000 to $35,894,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from approximately $1,251,000 to $21,540,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2015 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ 551,384	$ 128,508	$ 679,892
Credit Contracts (b)	—	3,982	—	3,982
Foreign Exchange Contracts (c)	768,859	—	—	768,859
	$ 768,859	$ 555,366	$ 128,508	$ 1,452,733

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized appreciation on bilateral swap contracts

(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$ (134,353)	$ —	$ (19,454)	$ (65,110)	$ (218,917)
Credit Contracts (c)	—	—	(55,722)	—	(55,722)
Foreign Exchange Contracts (d)	—	(303,809)	—	—	(303,809)
	$ (134,353)	$ (303,809)	$ (75,176)	$ (65,110)	$ (578,448)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Options written, at value

(c) Unrealized depreciation on bilateral swap contracts and centrally cleared swap contracts

(d) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2015 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ 38,095	$ —	$ (1,722,148)	$ (760,742)	$ (2,444,795)
Credit Contracts (a)	—	—	(81,311)	—	(81,311)
Foreign Exchange Contracts (b)	—	1,454,584	—	—	1,454,584
	$ 38,095	$ 1,454,584	$ (1,803,459)	$ (760,742)	$ (1,071,522)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from written options, swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ 890,799	$ —	$ 540,337	$ 109,317	$ 1,540,453
Credit Contracts (a)	—	—	(51,740)	—	(51,740)
Foreign Exchange Contracts (b)	—	426,125	—	—	426,125
	$ 890,799	$ 426,125	$ 488,597	$ 109,317	$ 1,914,838

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on written options, swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of December 31, 2015, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Received	Non-Cash Collateral Received (a)	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd.	$ 5,107	$ (5,107)	$ —	$ —	$ —
Barclays Bank PLC	49,193	—	—	—	49,193
BNP Paribas	111,650	(108,580)	—	—	3,070
Citigroup, Inc.	70,966	(70,966)	—	—	—
JPMorgan Chase Securities, Inc.	393,604	(39,066)	—	—	354,538
Macquarie Bank Ltd.	27,524	(7,481)	—	—	20,043
Morgan Stanley	105,540	(39,407)	—	—	66,133
Nomura International PLC	9,257	(9,257)	—	—	—
	$ 772,841	$ (279,864)	$ —	$ —	$ 492,977
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged	Non-Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities
Australia & New Zealand Banking Group Ltd.	$ 29,583	$ (5,107)	$ —	$ —	$ 24,476
BNP Paribas	108,580	(108,580)	—	—	—
Citigroup, Inc.	77,147	(70,966)	—	(6,181)	—
JPMorgan Chase Securities, Inc.	39,066	(39,066)	—	—	—
Macquarie Bank Ltd.	7,481	(7,481)	—	—	—
Morgan Stanley	39,407	(39,407)	—	—	—
Nomura International PLC	170,196	(9,257)	—	(46,093)	114,846
	$ 471,460	$ (279,864)	$ —	$ (52,274)	$ 139,322

(a) The actual collateral pledged may be more than the amount shown.

C. Purchases and Sales of Securities

During the year ended December 31, 2015, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury obligations) aggregated $199,229,186 and $217,750,556, respectively. Purchases and sales of U.S. Treasury obligations aggregated $6,548,057 and $7,736,653, respectively.

For the year ended December 31, 2015, transactions for written options on interest rate swap contracts were as follows:

	Contract Amount	Premium
Outstanding, beginning of period	37,000,000	$ 517,417
Options written	6,800,000	129,200
Options closed	(4,900,000)	(106,330)
Options exercised	(8,900,000)	(143,657)
Options expired	(10,600,000)	(159,804)
Outstanding, end of period	19,400,000	$ 236,826

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.370%
Next $750 million	.345%
Over $1 billion	.310%

Accordingly, for the year ended December 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.37% of the Fund's average daily net assets.

The Fund did not impose a portion of its management fee by an amount equal to the amount of management fee borne by the Fund as a shareholder of the Deutsche Floating Rate Fund. For the year ended December 31, 2015, the Advisor waived $47,724 of its management fee.

For the period from January 1, 2015 through September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.73%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2015, the Administration Fee was $233,070, of which $17,382 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2015, the amounts charged to the Fund by DSC aggregated $399, of which $66 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $18,027, of which $7,788 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2015, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $5,753.

E. Ownership of the Fund

At December 31, 2015, two participating insurance companies were owners of record of 10% or more of the total outstanding shares of the Fund, each owning 58% and 21%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2015.

G. Transactions with Affiliates

The Deutsche Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Deutsche Funds during the year ended December 31, 2015 is as follows:

Affiliate	Value ($) at 12/31/2014	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Value ($) at 12/31/2015
Deutsche Floating Rate Fund	—	14,914,998	14,648,287	(266,711)	351,667	—
Central Cash Management Fund	26,756,478	153,176,351	167,372,404	—	8,982	12,560,425
Total	26,756,478	168,091,349	182,020,691	(266,711)	360,649	12,560,425

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and the Shareholders of Deutsche Global Income Builder VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Global Income Builder VIP (one of the funds constituting Deutsche Variable Series II) (the "Fund"), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Global Income Builder VIP (one of the funds constituting Deutsche Variable Series II) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 12, 2016

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2015 to December 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2015
Actual Fund Return	Class A
Beginning Account Value 7/1/15	$ 1,000.00
Ending Account Value 12/31/15	$ 960.60
Expenses Paid per $1,000*	$ 2.87
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/15	$ 1,000.00
Ending Account Value 12/31/15	$ 1,022.28
Expenses Paid per $1,000*	$ 2.96

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche Variable Series II — Deutsche Global Income Builder VIP	.58%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

The Fund paid distributions of $0.19 per share from net long-term capital gains during its year ended December 31, 2015.

For corporate shareholders, 13% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2015 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Global Income Builder VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 3rd quartile, 1st quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2014.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (since 2015); and Director and Vice President, DeAWM Trust Company (since 2016)
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management; and Chairman, Director and President, DeAWM Trust Company (since 2013); formerly, Director, DeAWM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, DeAWM Distributors, Inc; and Secretary, DeAWM Service Company
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

VS2GIB-2 (R-025825-5  2/16)

December 31, 2015

Annual Report

Deutsche Variable Series II

Deutsche Government & Agency Securities VIP

Contents

3 Performance Summary

4 Management Summary

5 Portfolio Summary

6 Investment Portfolio

10 Statement of Assets and Liabilities

11 Statement of Operations

12 Statement of Changes in Net Assets

13 Financial Highlights

14 Notes to Financial Statements

21 Report of Independent Registered Public Accounting Firm

22 Information About Your Fund's Expenses

23 Tax Information

23 Proxy Voting

24 Advisory Agreement Board Considerations and Fee Evaluation

27 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The "full faith and credit" guarantee of the US government applies to the timely repayment of interest, and does not eliminate market risk. Because of the rising US government debt burden, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

DeAWM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2015 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2015 are 0.72% and 1.06% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in Deutsche Government & Agency Securities VIP
■ Deutsche Government & Agency Securities VIP — Class A ■ Barclays GNMA Index

The Barclays GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche Government & Agency Securities VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,998	$10,206	$11,289	$15,064
	Average annual total return	–0.02%	0.68%	2.45%	4.18%
Barclays GNMA Index	Growth of $10,000	$10,139	$10,517	$11,623	$15,770
	Average annual total return	1.39%	1.69%	3.05%	4.66%
Deutsche Government & Agency Securities VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$9,964	$10,117	$11,110	$14,543
	Average annual total return	–0.36%	0.39%	2.13%	3.82%
Barclays GNMA Index	Growth of $10,000	$10,139	$10,517	$11,623	$15,770
	Average annual total return	1.39%	1.69%	3.05%	4.66%

The growth of $10,000 is cumulative.

Management Summary December 31, 2015 (Unaudited)

During the 12-month period ended December 31, 2015, the Fund provided a total return of –0.02% (Class A shares, unadjusted for contract charges), compared with the 1.39% return of its benchmark, the Barclays GNMA Index.1

As the period opened, there was ongoing speculation over when the U.S. Federal Reserve Board (the Fed) would initiate a cycle of hikes in its benchmark short-term lending rate, after several years of maintaining a zero-interest- rate policy. The Fed would remain in a data-dependent "wait and see" mode until December, despite the overall modest upward progress of the U.S. economy. The Fed’s patient stance was supported by a strong dollar and the absence of upward pressures on U.S. inflation and wages, against a global backdrop of heightened macroeconomic and geopolitical uncertainty. U.S. Treasury yields were volatile over the 12-month period, but ended somewhat higher on all maturities as investors positioned for the Fed’s hiking cycle late in the period. The agency mortgage-backed securities (MBS) market provided a marginally positive return for the year, outperforming the broader investment-grade bond market.

The Fund’s positioning with respect to portfolio duration and corresponding interest rate sensitivity detracted from returns vs. the benchmark for the 12 months, as did the Fund's positioning along the yield curve. Throughout the period, the managers used interest rate derivatives as part of implementing the Fund’s yield curve exposures. The Fund has had exposure to higher-yielding collateralized mortgage obligations structured to provide diversification in the event of a rising rate environment as compared to pass-through MBS. This position was adversely impacted by volatility in interest rates, but benefited as rates moved higher and was essentially neutral in terms of performance for the 12 months. The Fund has carried significant exposure to higher-coupon mortgage pools, with select characteristics related to geography and seasoning of loans in the belief that voluntary prepayments will remain manageable. During the period, prepayments remained relatively low within this position, allowing the Fund to earn incremental income. The Fund also benefited from out-of-benchmark exposure to conventional mortgages, which outperformed early in the period when lower mortgage insurance premiums drove faster prepayments on GNMAs. A position in seasoned interest-only MBS provided incremental income.

Going into 2016, we are constructive on the outlook for MBS relative to many other areas of the bond market. With inflation remaining below target, we continue to expect the Fed to withdraw support gradually and for there to be little upward pressure on mortgage rates that would extend MBS durations and increase interest rate sensitivity. In addition, we view the supply/demand outlook as favorable, with lower net supply and continued interest in GNMAs from banks facing tighter capital guidelines. As such, we have increased the Fund’s MBS exposure, while taking care to maintain liquidity in order to be able to reposition to take advantage of any shift in market conditions.

William Chepolis, CFA
Scott Agi, CFA

Portfolio Managers

Effective February 1, 2016, the portfolio management team is as follows:

Scott Agi, CFA
Sergey Losyev, CFA

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Barclays GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Net Assets)	12/31/15	12/31/14

Mortgage-Backed Securities Pass-Throughs	76%	71%
Collateralized Mortgage Obligations	22%	26%
Government & Agency Obligations	5%	19%
Commercial Mortgage-Backed Securities	2%	—
Short-Term US Treasury Obligations	—	1%
Cash Equivalents and Other Assets and Liabilities, net	–5%	–17%
	100%	100%

Coupons*	12/31/15	12/31/14

Less than 3%	3%	7%
3%–4.49%	43%	43%
4.5%–5.49%	33%	34%
5.5%–6.49%	18%	14%
6.5%–7.49%	2%	2%
7.5% and Greater	1%	0%
	100%	100%

Interest Rate Sensitivity	12/31/15	12/31/14

Effective Maturity	6.9 years	9.7 years
Effective Duration	3.7 years	7.8 years

* Excludes Cash Equivalents, Securities Lending Collateral, U.S. Treasury Bills and Options Purchased.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2015

	Principal Amount ($)	Value ($)

Mortgage-Backed Securities Pass-Throughs 75.6%
Federal Home Loan Mortgage Corp., 3.5% , 5/1/2043 (a)	3,500,000	3,602,846
Federal National Mortgage Association:
3.5%, 6/1/2043 (a)	3,600,000	3,714,203
4.0%, with various maturities from 1/1/2042 until 8/1/2042 (a)	3,916,012	4,148,514
Government National Mortgage Association:
3.5%, with various maturities from 4/15/2042 until 11/1/2043 (a)	7,231,378	7,545,750
4.0%, with various maturities from 9/20/2040 until 6/20/2043	3,496,627	3,751,320
4.5%, with various maturities from 6/20/2033 until 2/20/2043	7,888,897	8,544,182
4.55%, 1/15/2041	302,518	328,052
4.625%, 5/15/2041	103,968	112,543
5.0%, with various maturities from 12/15/2032 until 4/15/2042	7,057,658	7,843,810
5.5%, with various maturities from 10/15/2032 until 7/20/2040	5,614,178	6,313,047
6.0%, with various maturities from 2/15/2034 until 2/15/2039	4,823,398	5,551,298
6.5%, with various maturities from 9/15/2036 until 2/15/2039	556,216	634,135
7.0%, with various maturities from 2/20/2027 until 11/15/2038	109,628	113,901
7.5%, 10/20/2031	5,534	6,266
Total Mortgage-Backed Securities Pass-Throughs (Cost $51,241,440)		52,209,867

Collateralized Mortgage Obligations 21.6%
Federal Home Loan Mortgage Corp.:
"OA", Series 3179, Principal Only, Zero Coupon, 7/15/2036	127,021	114,558
"KO", Series 4180, Principal Only, Zero Coupon, 1/15/2043	1,191,210	765,537
"YI", Series 3936, Interest Only, 3.0%, 6/15/2025	66,771	3,267
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025	862,361	59,098
"WI", Series 3939, Interest Only, 3.0%, 10/15/2025	286,928	17,095
"EI", Series 3953, Interest Only, 3.0%, 11/15/2025	422,077	27,562
"IO", Series 3974, Interest Only, 3.0%, 12/15/2025	137,690	10,733
"DI", Series 4010, Interest Only, 3.0%, 2/15/2027	112,774	10,184
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027	1,139,564	126,846
"PZ", Series 4094, 3.0%, 8/15/2042	338,196	301,880
"CZ", Series 4113, 3.0%, 9/15/2042	378,267	343,116
	Principal Amount ($)	Value ($)

"IK", Series 3754, Interest Only, 3.5%, 6/15/2025	620,426	42,189
"PI", Series 3940, Interest Only, 4.0%, 2/15/2041	468,673	79,238
"UA", Series 4298, 4.0%, 2/15/2054	281,576	280,809
"22", Series 243, Interest Only, 4.178%*, 6/15/2021	183,755	6,506
"MI", Series 3871, Interest Only, 6.0%, 4/15/2040	90,763	11,629
"SP", Series 4047, Interest Only, 6.32%*, 12/15/2037	501,566	71,962
"A", Series 172, Interest Only, 6.5%, 1/1/2024	13,222	2,342
"DS", Series 3199, Interest Only, 6.82%*, 8/15/2036	1,498,916	285,678
"S", Series 2416, Interest Only, 7.77%*, 2/15/2032	209,353	50,289
"ST", Series 2411, Interest Only, 8.42%*, 6/15/2021	199,806	11,484
"KS", Series 2064, Interest Only, 9.82%*, 5/15/2022	195,950	41,416
Federal National Mortgage Association:
"DI", Series 2011-136, Interest Only, 3.0%, 1/25/2026	128,559	8,025
"Z", Series 2013-44, 3.0%, 5/25/2043	150,257	137,933
"HI", Series 2010-123, Interest Only, 3.5%, 3/25/2024	170,456	5,458
"KI", Series 2011-72, Interest Only, 3.5%, 3/25/2025	505,774	14,578
"IO", Series 2012-146, Interest Only, 3.5%, 1/25/2043	1,633,725	330,805
"4", Series 406, Interest Only, 4.0%, 9/25/2040	327,542	63,941
"ZB", Series 2010-136, 4.0%, 12/25/2040	3,225	3,190
"HZ", Series 2013-20, 4.0%, 3/25/2043	1,616,707	1,752,103
"25", Series 351, Interest Only, 4.5%, 5/25/2019	75,779	3,982
"PZ", Series 2010-129, 4.5%, 11/25/2040	746,049	788,475
"21", Series 334, Interest Only, 5.0%, 3/25/2018	25,745	999
"20", Series 334, Interest Only, 5.0%, 3/25/2018	40,130	1,550
''23", Series 339, Interest Only, 5.0%, 6/25/2018	57,648	2,321
"26", Series 381, Interest Only, 5.0%, 12/25/2020	29,582	2,276
"30", Series 381, Interest Only, 5.5%, 11/25/2019	158,795	11,860
"PI", Series 2009-14, Interest Only, 5.5%, 3/25/2024	3,004,287	279,513
"PJ", Series 2004-46, Interest Only, 5.578%*, 3/25/2034	231,882	31,917
"WI", Series 2011-59, Interest Only, 6.0%, 5/25/2040	171,739	14,067
"SJ", Series 2007-36, Interest Only, 6.348%*, 4/25/2037	123,670	20,664
"101", Series 383, Interest Only, 6.5%, 9/25/2022	607,983	80,788
"KI", Series 2005-65, Interest Only, 6.578%*, 8/25/2035	69,039	12,550
"SA", Series G92-57, IOette, 81.227%*, 10/25/2022	24,369	45,241
	Principal Amount ($)	Value ($)

Government National Mortgage Association:
"BI", Series 2014-22, Interest Only, 4.0%, 2/20/2029	761,046	83,707
"JY", Series 2010-20, 4.0%, 12/20/2033	2,181,276	2,276,124
"IP", Series 2015-50, Interest Only, 4.0%, 9/20/2040	1,833,446	236,001
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044	548,020	70,494
"LI", Series 2009-104, Interest Only, 4.5%, 12/16/2018	94,984	4,636
"NI", Series 2010-44, Interest Only, 4.5%, 10/20/2037	243,663	14,539
"CI", Series 2010-87, Interest Only, 4.5%, 11/20/2038	1,251,588	234,441
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039	390,971	64,698
"MI", Series 2010-169, Interest Only, 4.5%, 8/20/2040	494,066	69,155
"Z", Series 2010-169, 4.5%, 12/20/2040	598,460	631,199
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044	272,922	45,879
"GZ", Series 2005-24, 5.0%, 3/20/2035	572,787	664,324
"ZA", Series 2005-75, 5.0%, 10/16/2035	644,376	732,783
"MZ", Series 2009-98, 5.0%, 10/16/2039	1,156,241	1,382,647
"Z", Series 2009-112, 5.0%, 11/20/2039	1,354,639	1,495,718
"AI", Series 2008-46, Interest Only, 5.5%, 5/16/2023	94,041	5,699
"GI", Series 2003-19, Interest Only, 5.5%, 3/16/2033	511,860	101,051
"IB", Series 2010-130, Interest Only, 5.5%, 2/20/2038	144,319	25,892
"BS", Series 2011-93, Interest Only, 5.756%*, 7/16/2041	876,967	151,340
"SA", Series 2012-84, Interest Only, 5.898%*, 12/20/2038	939,141	109,765
"DI", Series 2009-10, Interest Only, 6.0%, 4/16/2038	210,995	37,314
"QA", Series 2007-57, Interest Only, 6.098%*, 10/20/2037	195,828	32,036
	Principal Amount ($)	Value ($)

"IP", Series 2009-118, Interest Only, 6.5%, 12/16/2039	56,322	14,052
"SK", Series 2003-11, Interest Only, 7.356%*, 2/16/2033	335,927	57,965
"IC", Series 1997-4, Interest Only, 7.5%, 3/16/2027	402,988	97,552
Total Collateralized Mortgage Obligations (Cost $13,562,298)		14,914,665

Commercial Mortgage-Backed Securities 1.9%
FHLMC Multifamily Structured Pass-Through Certificates:
"A2", Series KJ02, 2.597%, 9/25/2020	730,000	739,462
"A2", Series K050, 3.334%, 8/25/2025	580,000	593,421
Total Commercial Mortgage-Backed Securities (Cost $1,334,677)		1,332,883

Government & Agency Obligations 5.6%
U.S. Treasury Obligations
U.S. Treasury Bill, 0.215%**, 2/11/2016 (b)	384,000	383,947
U.S. Treasury Notes:
1.0%, 8/31/2016 (c)	1,450,000	1,452,945
1.0%, 9/30/2016	2,000,000	2,003,984
Total Government & Agency Obligations (Cost $3,848,460)		3,840,876

	Shares	Value ($)

Cash Equivalents 3.0%
Central Cash Management Fund, 0.25% (d) (Cost $2,046,967)	2,046,967	2,046,967

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $72,033,842)†	107.7	74,345,258
Other Assets and Liabilities, Net	(7.7)	(5,283,889)
Net Assets	100.0	69,061,369

* These securities are shown at their current rate as of December 31, 2015.

** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $72,039,137. At December 31, 2015, net unrealized appreciation for all securities based on tax cost was $2,306,121. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,150,177 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $844,056.

(a) When-issued or delayed delivery securities included.

(b) At December 31, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) At December 31, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

IOettes: These securities represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's, a nominal amount of principal is assigned to an IOette which is small in relation to the interest flow that constitutes almost all of the IOette cash flow. The effective yield of this security is lower than the stated interest rate.

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at December 31, 2015 is 0.61%.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At December 31, 2015, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year U.S. Treasury Note	USD	3/21/2016	22	2,769,938	(10,532)
5 Year U.S. Treasury Note	USD	3/31/2016	79	9,347,305	(5,865)
U.S. Treasury Long Bond	USD	3/21/2016	3	461,250	(50)
Total unrealized depreciation					(16,447)

At December 31, 2015, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
Ultra Long U.S. Treasury Bond	USD	3/21/2016	82	13,012,375	(75,533)

Currency Abbreviation
USD United States Dollar

At December 31, 2015, open written options contracts were as follows:

Options on Interest Rate Swap Contracts	Swap Effective/ Expiration Dates	Contract Amount	Option Expiration Date	Premiums Received ($)	Value ($) (e)
Call Options Receive Fixed — 5.132% – Pay Floating — 3-Month LIBOR (Cost $28,320)	3/17/2016 3/17/2026	2,400,000[1]	3/15/2016	28,320	0

(e) Unrealized appreciation on written options on interest rate swap contracts at December 31, 2015 was $28,320.

At December 31, 2015, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
11/12/2015 11/12/2045	1,900,000	Fixed — 2.761%	Floating — 3-Month LIBOR	(55,362)	(17,267)
9/16/2015 9/16/2017	7,500,000	Fixed — 1.0%	Floating — 3-Month LIBOR	(10,587)	(37,934)
9/16/2015 9/16/2020	912,468	Fixed — 1.75%	Floating — 3-Month LIBOR	(7,343)	(14,861)
9/16/2015 9/16/2025	7,900,000	Fixed — 2.5%	Floating — 3-Month LIBOR	(294,520)	(292,851)
9/16/2015 9/16/2045	1,400,000	Fixed — 3.0%	Floating — 3-Month LIBOR	(130,460)	(93,886)
6/17/2015 6/17/2020	2,510,180	Fixed — 1.5%	Floating — 3-Month LIBOR	14,996	(5,229)
3/16/2016 3/16/2026	495,290	Fixed — 2.308%	Floating — 3-Month LIBOR	(3,429)	(3,429)
3/16/2016 3/16/2046	2,480,000	Fixed — 2.75%	Floating — 3-Month LIBOR	(63,164)	15,080
3/16/2016 3/16/2026	8,700,000	Floating — 3-Month LIBOR	Fixed — 2.5%	213,772	(67,524)
6/17/2015 6/17/2045	8,578,000	Floating — 3-Month LIBOR	Fixed — 2.5%	(196,602)	(204,185)
12/16/2015 12/16/2045	1,937,575	Floating — 3-Month LIBOR	Fixed — 2.569%	(16,576)	(16,576)
10/26/2015 10/26/2045	720,190	Floating — 3-Month LIBOR	Fixed — 2.87%	43,971	(4,729)
Total net unrealized depreciation					(743,391)

Counterparty:

1 BNP Paribas

For information on the Fund's policy and additional disclosures regarding futures contracts, written options contracts, and interest rate swap contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed-Income Investments (f)
Mortgage-Backed Securities Pass-Throughs	$ —	$ 52,209,867	$ —	$ 52,209,867
Collateralized Mortgage Obligations	—	14,914,665	—	14,914,665
Commercial Mortgage-Backed Securities	—	1,332,883	—	1,332,883
Government & Agency Obligations	—	3,840,876	—	3,840,876
Short-Term Investments	2,046,967	—	—	2,046,967
Derivatives (g)
Interest Rate Swap Contracts	—	15,080	—	15,080
Total	$ 2,046,967	$ 72,313,371	$ —	$ 74,360,338
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (g)
Futures Contracts	$ (91,980)	$ —	$ —	$ (91,980)
Written Options	—	0	—	0
Interest Rate Swap Contracts	—	(758,471)	—	(758,471)
Total	$ (91,980)	$ (758,471)	$ —	$ (850,451)

There have been no transfers between fair value measurement levels during the year ended December 31, 2015.

(f) See Investment Portfolio for additional detailed categorizations.

(g) Derivatives include unrealized appreciation (depreciation) on open futures contracts and interest rate swap contracts, and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2015
Assets
Investments Investments in non-affiliated securities, at value (cost $69,986,875)	$ 72,298,291
Investment in Central Cash Management Fund (cost $2,046,967)	2,046,967
Total investments in securities, at value (cost $72,033,842)	74,345,258
Cash	11,688
Receivable for investments sold	8,845,594
Receivable for investments sold — when-issued/delayed delivery securities	8,342,431
Receivable for Fund shares sold	2,082
Interest receivable	300,333
Receivable for variation margin on centrally cleared swaps	108,206
Other assets	1,861
Total assets	91,957,453
Liabilities
Payable for investments purchased — when-issued/delayed delivery securities	22,525,535
Payable for Fund shares redeemed	160,554
Payable for variation margin on futures contracts	62,859
Options written, at value (premiums received $28,320)	0
Accrued management fee	30,861
Accrued Trustees' fees	1,922
Other accrued expenses and payables	114,353
Total liabilities	22,896,084
Net assets, at value	$ 69,061,369
Net Assets Consist of
Undistributed net investment income	1,956,284
Unrealized appreciation (depreciation) on: Investments	2,311,416
Swap contracts	(743,391)
Futures	(91,980)
Written options	28,320
Accumulated net realized gain (loss)	(591,960)
Paid-in capital	66,192,680
Net assets, at value	$ 69,061,369
Class A Net Asset Value, offering and redemption price per share ($66,412,879 ÷ 5,786,470 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.48
Class B Net Asset Value, offering and redemption price per share ($2,648,490 ÷ 231,100 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.46

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2015
Investment Income
Income: Interest	$ 2,483,645
Income distributions — Central Cash Management Fund	3,913
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	216
Total income	2,487,774
Expenses: Management fee	372,085
Administration fee	82,686
Services to shareholders	1,210
Record keeping fees (Class B)	2,809
Distribution service fees (Class B)	6,962
Custodian fee	34,497
Professional fees	85,966
Reports to shareholders	20,274
Trustees' fees and expenses	5,198
Other	10,745
Total expenses before expense reductions	622,432
Expense reductions	(49,917)
Total expenses after expense reductions	572,515
Net investment income	1,915,259
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	780,673
Swap contracts	(478,412)
Futures	(214,263)
Written options	272,505
360,503
Change in net unrealized appreciation (depreciation) on: Investments	(1,836,836)
Swap contracts	(734,363)
Futures	(102,045)
Written options	403,508
(2,269,736)
Net gain (loss)	(1,909,233)
Net increase (decrease) in net assets resulting from operations	$ 6,026

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2015	2014
Operations: Net investment income	$ 1,915,259	$ 2,385,165
Net realized gain (loss)	360,503	(778,379)
Change in net unrealized appreciation (depreciation)	(2,269,736)	3,438,057
Net increase (decrease) in net assets resulting from operations	6,026	5,044,843
Distributions to shareholders from: Net investment income: Class A	(2,287,159)	(2,179,180)
Class B	(68,234)	(66,035)
Total distributions	(2,355,393)	(2,245,215)
Fund share transactions: Class A Proceeds from shares sold	7,621,170	11,625,548
Reinvestment of distributions	2,287,159	2,179,180
Payments for shares redeemed	(27,899,252)	(25,367,687)
Net increase (decrease) in net assets from Class A share transactions	(17,990,923)	(11,562,959)
Class B Proceeds from shares sold	247,684	277,916
Reinvestment of distributions	68,234	66,035
Payments for shares redeemed	(610,489)	(1,055,485)
Net increase (decrease) in net assets from Class B share transactions	(294,571)	(711,534)
Increase (decrease) in net assets	(20,634,861)	(9,474,865)
Net assets at beginning of period	89,696,230	99,171,095
Net assets at end of period (including undistributed net investment income of $1,956,284 and $2,332,582, respectively)	$ 69,061,369	$ 89,696,230
Other Information
Class A Shares outstanding at beginning of period	7,344,193	8,328,640
Shares sold	659,618	994,555
Shares issued to shareholders in reinvestment of distributions	199,403	189,659
Shares redeemed	(2,416,744)	(2,168,661)
Net increase (decrease) in Class A shares	(1,557,723)	(984,447)
Shares outstanding at end of period	5,786,470	7,344,193
Class B Shares outstanding at beginning of period	256,223	317,145
Shares sold	21,476	23,866
Shares issued to shareholders in reinvestment of distributions	5,944	5,742
Shares redeemed	(52,543)	(90,530)
Net increase (decrease) in Class B shares	(25,123)	(60,922)
Shares outstanding at end of period	231,100	256,223

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 11.80	$ 11.47	$ 12.69	$ 13.12	$ 12.98
Income (loss) from investment operations: Net investment income[a]	.27	.29	.24	.34	.48
Net realized and unrealized gain (loss)	(.26)	.31	(.59)	.03	.45
Total from investment operations	.01	.60	(.35)	.37	.93
Less distributions from: Net investment income	(.33)	(.27)	(.37)	(.52)	(.57)
Net realized gains	—	—	(.50)	(.28)	(.22)
Total distributions	(.33)	(.27)	(.87)	(.80)	(.79)
Net asset value, end of period	$ 11.48	$ 11.80	$ 11.47	$ 12.69	$ 13.12
Total Return (%)	.06[b]	5.29[b]	(3.04)[b]	2.93[b]	7.46
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	66	87	96	121	146
Ratio of expenses before expense reductions (%)	.74	.72	.71	.68	.67
Ratio of expenses after expense reductions (%)	.68	.70	.67	.66	.67
Ratio of net investment income (%)	2.33	2.49	2.05	2.65	3.68
Portfolio turnover rate (%)	376	393	794	796	673
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Class B	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 11.79	$ 11.46	$ 12.67	$ 13.10	$ 12.95
Income (loss) from investment operations: Net investment income[a]	.23	.25	.20	.29	.43
Net realized and unrealized gain (loss)	(.27)	.31	(.59)	.03	.46
Total from investment operations	(.04)	.56	(.39)	.32	.89
Less distributions from: Net investment income	(.29)	(.23)	(.32)	(.47)	(.52)
Net realized gains	—	—	(.50)	(.28)	(.22)
Total distributions	(.29)	(.23)	(.82)	(.75)	(.74)
Net asset value, end of period	$ 11.46	$ 11.79	$ 11.46	$ 12.67	$ 13.10
Total Return (%)	(.36)[b]	4.95[b]	(3.25)[b]	2.48[b]	7.15
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	4	5	7
Ratio of expenses before expense reductions (%)	1.09	1.06	1.06	1.03	1.01
Ratio of expenses after expense reductions (%)	1.03	1.03	.99	1.01	1.01
Ratio of net investment income (%)	1.99	2.16	1.71	2.29	3.34
Portfolio turnover rate (%)	376	393	794	796	673
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Government & Agency Securities VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended December 31, 2015, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.08% annualized effective rate as of December 31, 2015) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund had no securities on loan at December 31, 2015.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2015, the Fund had net tax basis capital loss carryforwards of approximately $679,000 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, paydown losses on mortgage backed securities, investments in swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2015, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$ 1,869,015
Capital loss carryforward	$ (679,000)
Unrealized appreciation (depreciation) on investments	$ 2,306,121

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2015	2014
Distributions from ordinary income*	$ 2,355,393	$ 2,245,215

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended December 31, 2015, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

For the year ended December 31, 2015, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $43,200,000 to $84,292,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the year ended December 31, 2015, the Fund entered into options on interest rate swap contracts in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. For exchange-traded contracts, the counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open purchased option contracts as of December 31, 2015. A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2015, the investment in written option contracts had a total value generally indicative of a range from $0 to approximately $1,327,000, and purchased option contracts had a total value generally indicative of a range from $0 to approximately $263,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2015, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2015, is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2015, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $3,047,000 to $21,425,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $17,528,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2015 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Swap Contracts
Interest Rate Contracts (a)	$ 15,080

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative appreciation of centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ (758,471)	$ (91,980)	$ (850,451)

Each of the above derivatives is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2015 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ (412,606)	$ 272,505	$ (478,412)	$ (214,263)	$ (832,776)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) on investments (includes purchased options), written options, swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ 392,067	$ 403,508	$ (734,363)	$ (102,045)	$ (40,833)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) from investments (includes purchased options), written options, swap contracts and futures, respectively

C. Purchases and Sales of Securities

During the year ended December 31, 2015, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $342,926,066 and $367,368,170, respectively. Purchases and sales of U.S. Treasury securities aggregated $13,736,080 and $18,242,127, respectively.

For the year ended December 31, 2015, transactions for written options on interest rate swap contracts were as follows:

	Contract Amount	Premiums
Outstanding, beginning of period	39,900,000	$ 887,339
Options written	4,800,000	91,200
Options closed	(27,300,000)	(753,780)
Options exercised	(6,500,000)	(87,064)
Options expired	(8,500,000)	(109,375)
Outstanding, end of period	2,400,000	$ 28,320

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.450%
Next $750 million	.430%
Next $1.5 billion	.410%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Next $2.5 billion	.340%
Over $12.5 billion	.320%

Accordingly, for the year ended December 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.45% of the Fund's average daily net assets.

For the period from January 1, 2015 through September 30, 2015, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.71%
Class B	1.06%

Effective October 1, 2015 through September 30, 2016, the Advisor has contractually agreed to waive all or a portion of its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	.58%
Class B	.93%

For the year ended December 31, 2015, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 48,115
Class B	1,802
$ 49,917

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2015, the Administration Fee was $82,686, of which $5,997 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2015, the amounts charged to the Fund by DSC were as follows:

	Total Aggregated	Unpaid at December 31, 2015
Class A	$ 289	$ 48
Class B	71	12
	$ 360	$ 60

Distribution Service Agreement. Under the Fund's Class B 12b-1 plan, DeAWM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2015, the Distribution Service Fee aggregated $6,962, of which $564 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $13,440, of which $5,935 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2015, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $19.

E. Ownership of the Fund

At December 31, 2015, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 36%, 33% and 21%. One participating insurance company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 94%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2015.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and Shareholders of Deutsche Government & Agency Securities VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Government & Agency Securities VIP (one of the funds constituting Deutsche Variable Series II) (the "Fund"), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Government & Agency Securities VIP (one of the funds constituting Deutsche Variable Series II) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 12, 2016

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2015 to December 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2015
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/15	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/15	$ 1,003.50	$ 1,002.60
Expenses Paid per $1,000*	$ 3.28	$ 5.05
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/15	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/15	$ 1,021.93	$ 1,020.16
Expenses Paid per $1,000*	$ 3.31	$ 5.09

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series II — Deutsche Government & Agency Securities VIP	.65%	1.00%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Government & Agency Securities VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2014. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (since 2015); and Director and Vice President, DeAWM Trust Company (since 2016)
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management; and Chairman, Director and President, DeAWM Trust Company (since 2013); formerly, Director, DeAWM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, DeAWM Distributors, Inc; and Secretary, DeAWM Service Company
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

VS2GAS-2 (R-025831-5  2/16)

December 31, 2015

Annual Report

Deutsche Variable Series II

Deutsche High Income VIP

Contents

3 Performance Summary

4 Management Summary

5 Portfolio Summary

6 Investment Portfolio

18 Statement of Assets and Liabilities

19 Statement of Operations

20 Statement of Changes in Net Assets

21 Financial Highlights

22 Notes to Financial Statements

29 Report of Independent Registered Public Accounting Firm

30 Information About Your Fund's Expenses

31 Tax Information

31 Proxy Voting

32 Advisory Agreement Board Considerations and Fee Evaluation

34 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

DeAWM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2015 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2015 are 0.75% and 1.13% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in Deutsche High Income VIP
■ Deutsche High Income VIP — Class A ■ Credit Suisse High Yield Index

The Credit Suisse High Yield Index tracks the performance of the global high-yield debt market.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche High Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,556	$10,464	$12,487	$16,904
	Average annual total return	–4.44%	1.52%	4.54%	5.39%
Credit Suisse High Yield Index	Growth of $10,000	$9,507	$10,413	$12,599	$18,855
	Average annual total return	–4.93%	1.36%	4.73%	6.55%
Deutsche High Income VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$9,505	$10,337	$12,280	$16,367
	Average annual total return	–4.95%	1.11%	4.19%	5.05%
Credit Suisse High Yield Index	Growth of $10,000	$9,507	$10,413	$12,599	$18,855
	Average annual total return	–4.93%	1.36%	4.73%	6.55%

The growth of $10,000 is cumulative.

Management Summary December 31, 2015 (Unaudited)

The Fund returned –4.44% during 2015 (Class A shares, unadjusted for contract charges), which compares with a return of –4.93% for the Credit Suisse High Yield Index.1

The sharp drop in commodity prices, which led to a weaker earnings outlook for the many energy and mining issuers with below-investment-grade ratings, was the primary factor weighing on the high-yield market during the past year. Although many segments of the market held up well on a relative basis — including domestic-focused issuers and the restaurant, gaming and real estate industries — the weakness in the resources space hurt the return of the asset class as a whole. High-yield bonds were also pressured by a general decrease in investors’ appetite for risk, as well as substantial outflows from high-yield mutual funds and exchange-traded funds.

While our primary emphasis is on bottom-up credit research and individual security selection, the Fund’s broader allocations can also have an impact on performance. During the past year, for instance, the Fund was helped by having an underweight position in the underperforming metals and mining industry.2 Our positioning within energy was an additional plus, as we reduced the Fund’s weighting in the sector and moved up in quality early in the period. This shift enabled us to dampen the impact of the sector’s continued underperformance through the remainder of the year. Among individual positions, Tenet Healthcare Corp. and Fage Dairy Industry were the leading contributors to performance, while Chesapeake Energy Corp. and Sprint Corp. detracted.

We hold a neutral view regarding the U.S. high-yield market. Valuations are reasonable, but we also see the potential for additional near-term volatility stemming from oil price swings, geopolitical developments and shifting sentiment regarding the timing of a U.S. Federal Reserve Board (the Fed) rate increase. With this said, we believe the risk of a recession remains low and the outlook for defaults is positive outside of the commodity-related sectors.

We retained a favorable view on issues rated single B, which we saw as offering the best risk-adjusted return potential in the market. We were selective with respect to CCC-rated debt, with a focus on bonds that we believed offer a favorable risk/return profile, as well as in BB-rated issues, where we favored bonds we saw as having the highest return potential relative to their sectors and ratings. The Fund was underweight in the BB tier overall, as it has a higher sensitivity to government bond yields. With yields already so low, we did not see a meaningful benefit from emphasizing securities with an above-average correlation to interest rates. In addition, the popularity of higher-quality issues has reduced the degree of value present in the BB space.

More broadly speaking, we continue to manage the portfolio from a long-term perspective rather than taking excessive risks in an effort to boost short-term returns. Instead, we strive to generate outperformance over a multiyear period by achieving an appropriate balance of risk and return.

Gary Russell, CFA

Portfolio Manager

Effective February 1, 2016, the portfolio management team is as follows:

Gary Russell, CFA
Thomas R. Bouchard

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Credit Suisse High Yield Index tracks the performance of the global high-yield debt market. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 "Overweight" means the Fund holds a higher weighting n a given sector or security than the benchmark. "Underweight" means it holds a lower weighting.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/15	12/31/14

Corporate Bonds	92%	87%
Cash Equivalents	4%	7%
Convertible Bond	1%	2%
Government & Agency Obligations	1%	1%
Preferred Security	1%	1%
Loan Participations and Assignments	1%	1%
Preferred Stock	0%	1%
Common Stocks	0%	0%
Warrant	0%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Government & Agency Obligations, Cash Equivalents and Securities Lending Collateral)	12/31/15	12/31/14

Consumer Discretionary	29%	20%
Telecommunication Services	14%	20%
Industrials	12%	12%
Energy	10%	10%
Materials	9%	9%
Health Care	9%	8%
Information Technology	5%	8%
Financials	5%	5%
Consumer Staples	4%	5%
Utilities	3%	3%
	100%	100%

Quality (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/15	12/31/14

AAA	1%	1%
BBB	4%	2%
BB	54%	43%
B	37%	41%
CCC	3%	12%
Not Rated	1%	1%
	100%	100%

The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings, Inc. ("Fitch") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2015

	Principal Amount ($)	Value ($)

Corporate Bonds 90.4%
Consumer Discretionary 26.8%
1011778 BC Unlimited Liability Co., 144A, 4.625%, 1/15/2022	125,000	125,313
Ally Financial, Inc.:
3.25%, 11/5/2018	620,000	608,375
4.125%, 3/30/2020 (a)	285,000	283,575
Altice Financing SA:
144A, 6.5%, 1/15/2022	200,000	198,000
144A, 7.875%, 12/15/2019	235,000	244,400
Altice Finco SA, 144A, 9.875%, 12/15/2020	235,000	250,275
AMC Entertainment, Inc., 5.875%, 2/15/2022	220,000	223,300
AmeriGas Finance LLC:
6.75%, 5/20/2020	460,000	447,350
7.0%, 5/20/2022	350,000	338,625
APX Group, Inc., 6.375%, 12/1/2019	205,000	196,288
Asbury Automotive Group, Inc.:
6.0%, 12/15/2024	495,000	511,087
144A, 6.0%, 12/15/2024	390,000	402,675
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022	330,000	344,025
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021	360,000	306,000
Avis Budget Car Rental LLC:
144A, 5.25%, 3/15/2025	480,000	454,800
5.5%, 4/1/2023 (a)	660,000	661,650
Beacon Roofing Supply, Inc., 144A, 6.375%, 10/1/2023 (a)	160,000	163,000
Block Communications, Inc., 144A, 7.25%, 2/1/2020	375,000	373,125
Boyd Gaming Corp., 6.875%, 5/15/2023	140,000	143,850
Caleres, Inc., 6.25%, 8/15/2023	110,000	108,350
CCO Holdings LLC:
144A, 5.125%, 5/1/2023	385,000	385,000
144A, 5.375%, 5/1/2025 (a)	285,000	283,575
144A, 5.875%, 5/1/2027	480,000	477,600
7.0%, 1/15/2019	51,000	52,084
CCOH Safari LLC, 144A, 5.75%, 2/15/2026	545,000	546,362
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021	602,000	541,800
144A, 6.375%, 9/15/2020	940,000	918,850
Churchill Downs, Inc., 144A, 5.375%, 12/15/2021	134,529	134,865
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022	250,000	241,250
Series B, 6.5%, 11/15/2022	365,000	355,875
Series A, 7.625%, 3/15/2020	110,000	100,100
Series B, 7.625%, 3/15/2020 (a)	1,115,000	1,029,981
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020	20,000	19,950
CSC Holdings LLC, 5.25%, 6/1/2024 (a)	585,000	513,337
D.R. Horton, Inc., 4.0%, 2/15/2020	100,000	100,570
Dana Holding Corp., 5.5%, 12/15/2024	180,000	174,600
	Principal Amount ($)	Value ($)

DISH DBS Corp.:
4.25%, 4/1/2018	270,000	270,675
5.0%, 3/15/2023	1,225,000	1,062,687
6.75%, 6/1/2021	50,000	50,375
7.875%, 9/1/2019	270,000	293,625
Dollar Tree, Inc.:
144A, 5.25%, 3/1/2020	420,000	433,650
144A, 5.75%, 3/1/2023 (a)	350,000	362,250
Fiat Chrysler Automobiles NV:
4.5%, 4/15/2020	345,000	349,312
5.25%, 4/15/2023	445,000	437,212
Global Partners LP, 7.0%, 6/15/2023	235,000	192,700
Goodyear Tire & Rubber Co., 5.125%, 11/15/2023	165,000	169,125
Group 1 Automotive, Inc.:
5.0%, 6/1/2022 (a)	455,000	450,450
144A, 5.25%, 12/15/2023	545,000	539,550
HD Supply, Inc.:
144A, 5.25%, 12/15/2021	275,000	280,500
7.5%, 7/15/2020	95,000	98,800
11.5%, 7/15/2020	345,000	382,087
Hertz Corp., 6.75%, 4/15/2019	305,000	311,557
Hot Topic, Inc., 144A, 9.25%, 6/15/2021	140,000	123,900
Lennar Corp., 4.75%, 11/15/2022	400,000	396,600
Live Nation Entertainment, Inc.:
144A, 5.375%, 6/15/2022	50,000	49,250
144A, 7.0%, 9/1/2020	345,000	357,075
MDC Partners, Inc., 144A, 6.75%, 4/1/2020	370,000	381,100
Mediacom Broadband LLC:
5.5%, 4/15/2021	50,000	48,125
6.375%, 4/1/2023	425,000	415,437
Mediacom LLC, 7.25%, 2/15/2022	110,000	111,100
MGM Resorts International:
6.0%, 3/15/2023 (a)	280,000	277,900
6.75%, 10/1/2020 (a)	526,000	540,465
8.625%, 2/1/2019	510,000	564,983
NCL Corp. Ltd., 144A, 4.625%, 11/15/2020	235,000	230,117
Neptune Finco Corp.:
144A, 10.125%, 1/15/2023	200,000	208,500
144A, 10.875%, 10/15/2025	275,000	288,063
Nielsen Finance LLC, 144A, 5.0%, 4/15/2022	155,000	153,063
Numericable-SFR, 144A, 4.875%, 5/15/2019	520,000	515,450
Penske Automotive Group, Inc., 5.375%, 12/1/2024	660,000	666,600
Petco Animal Supplies, Inc., 144A, 9.25%, 12/1/2018	315,000	323,269
Pinnacle Entertainment, Inc., 6.375%, 8/1/2021	160,000	168,200
Quebecor Media, Inc., 5.75%, 1/15/2023	205,000	206,538
Sabre GLBL, Inc.:
144A, 5.25%, 11/15/2023	55,000	54,381
144A, 5.375%, 4/15/2023 (a)	25,000	24,875
Sally Holdings LLC, 5.625%, 12/1/2025	395,000	398,950
Schaeffler Finance BV, 144A, 4.75%, 5/15/2023	365,000	357,700
	Principal Amount ($)	Value ($)

Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021 (a)	125,000	124,688
Serta Simmons Bedding LLC, 144A, 8.125%, 10/1/2020	230,000	240,350
Sirius XM Radio, Inc., 144A, 5.875%, 10/1/2020 (a)	195,000	204,263
Spectrum Brands, Inc., 144A, 5.75%, 7/15/2025	120,000	123,000
Springs Industries, Inc., 6.25%, 6/1/2021	295,000	292,050
Starz LLC, 5.0%, 9/15/2019	175,000	177,188
Suburban Propane Partners LP, 5.75%, 3/1/2025	145,000	117,450
Toll Brothers Finance Corp., 4.875%, 11/15/2025	270,000	265,275
TRI Pointe Holdings, Inc., 4.375%, 6/15/2019	145,000	141,738
UCI International LLC, 8.625%, 2/15/2019	310,000	106,950
Unitymedia Hessen GmbH & Co., KG, 144A, 5.5%, 1/15/2023	945,000	942,637
Viking Cruises Ltd.:
144A, 6.25%, 5/15/2025	240,000	196,800
144A, 8.5%, 10/15/2022	205,000	194,238
		27,932,685
Consumer Staples 3.8%
Aramark Services, Inc., 144A, 5.125%, 1/15/2024 (a)	160,000	163,000
Chiquita Brands International, Inc., 7.875%, 2/1/2021	90,000	94,275
Constellation Brands, Inc., 4.75%, 12/1/2025	65,000	66,219
Cott Beverages, Inc.:
5.375%, 7/1/2022	445,000	436,100
6.75%, 1/1/2020	180,000	185,850
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020	810,000	842,400
JBS Investments GmbH:
144A, 7.25%, 4/3/2024	265,000	240,487
144A, 7.75%, 10/28/2020	405,000	388,800
JBS U.S.A. LLC:
144A, 5.75%, 6/15/2025	190,000	165,300
144A, 7.25%, 6/1/2021	485,000	481,362
144A, 8.25%, 2/1/2020 (a)	160,000	160,000
Pilgrim's Pride Corp., 144A, 5.75%, 3/15/2025 (a)	200,000	194,500
Post Holdings, Inc., 144A, 6.75%, 12/1/2021 (a)	110,000	112,200
Smithfield Foods, Inc., 6.625%, 8/15/2022	9,000	9,338
The WhiteWave Foods Co., 5.375%, 10/1/2022	370,000	391,275
		3,931,106
Energy 9.4%
Antero Resources Corp.:
5.125%, 12/1/2022	330,000	250,800
5.375%, 11/1/2021	250,000	200,000
144A, 5.625%, 6/1/2023	205,000	159,900
Baytex Energy Corp.:
144A, 5.125%, 6/1/2021	70,000	47,075
144A, 5.625%, 6/1/2024	95,000	63,650
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022	205,000	141,450
	Principal Amount ($)	Value ($)

California Resources Corp.:
5.0%, 1/15/2020	17,000	6,056
6.0%, 11/15/2024 (a)	32,000	9,760
144A, 8.0%, 12/15/2022 (a)	124,000	65,255
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023	235,000	190,350
Chesapeake Energy Corp., 5.75%, 3/15/2023 (a)	350,000	101,500
Concho Resources, Inc., 5.5%, 4/1/2023 (a)	530,000	490,250
Crestwood Midstream Partners LP, 144A, 6.25%, 4/1/2023	95,000	66,263
Endeavor Energy Resources LP:
144A, 7.0%, 8/15/2021	275,000	244,750
144A, 8.125%, 9/15/2023	285,000	256,500
EP Energy LLC, 6.375%, 6/15/2023 (a)	210,000	105,000
Gulfport Energy Corp., 6.625%, 5/1/2023	95,000	79,325
Hilcorp Energy I LP:
144A, 5.0%, 12/1/2024	195,000	161,850
144A, 5.75%, 10/1/2025	335,000	291,450
Holly Energy Partners LP, 6.5%, 3/1/2020	105,000	103,950
Laredo Petroleum, Inc., 6.25%, 3/15/2023	295,000	256,650
MEG Energy Corp.:
144A, 6.5%, 3/15/2021	235,000	164,500
144A, 7.0%, 3/31/2024	320,000	227,200
Memorial Resource Development Corp., 5.875%, 7/1/2022	195,000	170,625
Murphy Oil U.S.A., Inc., 6.0%, 8/15/2023	290,000	304,500
Newfield Exploration Co., 5.375%, 1/1/2026	155,000	128,262
Northern Oil & Gas, Inc., 8.0%, 6/1/2020	440,000	292,600
Oasis Petroleum, Inc.:
6.875%, 3/15/2022	610,000	390,400
6.875%, 1/15/2023	210,000	130,200
Parsley Energy LLC, 144A, 7.5%, 2/15/2022	35,000	33,425
Range Resources Corp., 144A, 4.875%, 5/15/2025 (a)	390,000	296,400
Regency Energy Partners LP:
5.0%, 10/1/2022	125,000	110,735
5.875%, 3/1/2022	25,000	23,564
Rice Energy, Inc., 144A, 7.25%, 5/1/2023	50,000	36,500
RSP Permian, Inc.:
144A, 6.625%, 10/1/2022	95,000	87,400
6.625%, 10/1/2022	460,000	423,200
Sabine Pass Liquefaction LLC:
5.625%, 2/1/2021	690,000	634,800
5.625%, 4/15/2023	155,000	136,012
144A, 5.625%, 3/1/2025	255,000	215,794
5.75%, 5/15/2024	675,000	587,250
Seven Generations Energy Ltd., 144A, 6.75%, 5/1/2023	70,000	58,800
Sunoco LP:
144A, 5.5%, 8/1/2020	130,000	123,175
144A, 6.375%, 4/1/2023	140,000	131,600
Talos Production LLC, 144A, 9.75%, 2/15/2018	205,000	88,150
Targa Resources Partners LP, 4.125%, 11/15/2019	70,000	58,275
Welltec AS, 144A, 8.0%, 2/1/2019	400,000	375,000
	Principal Amount ($)	Value ($)

Whiting Petroleum Corp.:
5.75%, 3/15/2021 (a)	80,000	58,320
6.25%, 4/1/2023 (a)	910,000	655,200
Williams Partners LP, 6.125%, 7/15/2022	325,000	307,440
WPX Energy, Inc., 8.25%, 8/1/2023	245,000	196,000
		9,737,111
Financials 5.0%
AerCap Ireland Capital Ltd., 4.625%, 10/30/2020	375,000	383,906
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017	255,000	257,550
CNO Financial Group, Inc.:
4.5%, 5/30/2020	70,000	71,400
5.25%, 5/30/2025	140,000	142,450
Credit Agricole SA, 144A, 7.875%, 1/29/2049 (a)	330,000	337,425
Denali Borrower LLC, 144A, 5.625%, 10/15/2020	285,000	298,538
E*TRADE Financial Corp.:
4.625%, 9/15/2023	200,000	203,250
5.375%, 11/15/2022	170,000	178,075
Equinix, Inc.:
(REIT), 5.375%, 1/1/2022	225,000	230,625
(REIT), 5.375%, 4/1/2023	725,000	739,500
(REIT), 5.75%, 1/1/2025	170,000	173,825
(REIT), 5.875%, 1/15/2026	135,000	139,050
International Lease Finance Corp.:
3.875%, 4/15/2018	385,000	387,887
6.25%, 5/15/2019	320,000	342,800
MPT Operating Partnership LP:
(REIT), 6.375%, 2/15/2022	290,000	295,800
(REIT), 6.875%, 5/1/2021	295,000	306,063
Seminole Tribe of Florida, Inc., 144A, 7.804%, 10/1/2020	265,000	272,950
Societe Generale SA, 144A, 7.875%, 12/29/2049	460,000	458,298
		5,219,392
Health Care 8.0%
Alere, Inc., 144A, 6.375%, 7/1/2023	185,000	172,975
Community Health Systems, Inc.:
5.125%, 8/1/2021	55,000	54,725
6.875%, 2/1/2022 (a)	220,000	208,725
7.125%, 7/15/2020 (a)	1,735,000	1,728,494
Concordia Healthcare Corp., 144A, 7.0%, 4/15/2023	95,000	82,413
Endo Finance LLC:
144A, 5.75%, 1/15/2022 (a)	220,000	213,400
144A, 5.875%, 1/15/2023	215,000	210,700
Endo Ltd.:
144A, 6.0%, 7/15/2023	195,000	194,025
144A, 6.0%, 2/1/2025	150,000	147,750
Fresenius Medical Care U.S. Finance II, Inc., 144A, 5.625%, 7/31/2019	220,000	237,050
HCA, Inc., 5.875%, 2/15/2026	530,000	531,987
Hologic, Inc., 144A, 5.25%, 7/15/2022	90,000	91,800
IMS Health, Inc., 144A, 6.0%, 11/1/2020	250,000	257,500
LifePoint Health, Inc.:
5.5%, 12/1/2021	275,000	279,813
5.875%, 12/1/2023	230,000	233,450
	Principal Amount ($)	Value ($)

Mallinckrodt International Finance SA:
144A, 4.875%, 4/15/2020	160,000	154,000
144A, 5.625%, 10/15/2023	270,000	256,500
Tenet Healthcare Corp.:
144A, 4.012%**, 6/15/2020 (a)	180,000	175,500
6.75%, 6/15/2023 (a)	380,000	352,450
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020	365,000	343,100
144A, 5.875%, 5/15/2023	335,000	298,987
144A, 6.125%, 4/15/2025 (a)	955,000	852,337
144A, 6.375%, 10/15/2020	245,000	236,425
144A, 7.5%, 7/15/2021	1,050,000	1,047,375
		8,361,481
Industrials 11.0%
ADT Corp.:
3.5%, 7/15/2022 (a)	150,000	134,250
5.25%, 3/15/2020 (a)	300,000	315,000
6.25%, 10/15/2021 (a)	395,000	412,597
Aerojet Rocketdyne Holdings, Inc., 7.125%, 3/15/2021	535,000	556,400
Aguila 3 SA, 144A, 7.875%, 1/31/2018	480,000	481,200
Allegion PLC, 5.875%, 9/15/2023	85,000	86,700
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020	245,000	217,438
Belden, Inc., 144A, 5.5%, 9/1/2022	355,000	341,687
Bombardier, Inc.:
144A, 5.75%, 3/15/2022	315,000	219,713
144A, 6.0%, 10/15/2022	265,000	185,765
144A, 7.5%, 3/15/2025	105,000	73,500
Casella Waste Systems, Inc., 7.75%, 2/15/2019	220,000	218,350
Covanta Holding Corp., 5.875%, 3/1/2024	220,000	199,100
CTP Transportation Products LLC, 144A, 8.25%, 12/15/2019	275,000	286,687
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021 (a)	160,000	134,400
EnerSys, 144A, 5.0%, 4/30/2023	45,000	44,775
Florida East Coast Holdings Corp., 144A, 6.75%, 5/1/2019 (a)	155,000	141,825
FTI Consulting, Inc., 6.0%, 11/15/2022	205,000	214,738
Garda World Security Corp., 144A, 7.25%, 11/15/2021	290,000	249,400
Gates Global LLC, 144A, 6.0%, 7/15/2022 (a)	190,000	136,800
Huntington Ingalls Industries, Inc.:
144A, 5.0%, 12/15/2021	395,000	402,406
144A, 5.0%, 11/15/2025	165,000	167,475
Masonite International Corp., 144A, 5.625%, 3/15/2023	220,000	227,150
Meritor, Inc.:
6.25%, 2/15/2024 (a)	215,000	183,825
6.75%, 6/15/2021	300,000	276,000
Moog, Inc., 144A, 5.25%, 12/1/2022	165,000	166,650
Nortek, Inc., 8.5%, 4/15/2021	440,000	456,544
OPE KAG Finance Sub, Inc., 144A, 7.875%, 7/31/2023	220,000	218,625
Oshkosh Corp.:
5.375%, 3/1/2022	165,000	165,000
5.375%, 3/1/2025	25,000	24,500
Ply Gem Industries, Inc., 6.5% , 2/1/2022 (a)	415,000	377,625
	Principal Amount ($)	Value ($)

SBA Communications Corp., 5.625%, 10/1/2019	200,000	208,500
Spirit AeroSystems, Inc., 5.25%, 3/15/2022	285,000	290,877
Summit Materials LLC, 144A, 6.125%, 7/15/2023	275,000	270,875
Titan International, Inc., 6.875%, 10/1/2020 (a)	170,000	126,650
Triumph Group, Inc., 5.25%, 6/1/2022	130,000	104,650
United Rentals North America, Inc.:
4.625%, 7/15/2023	160,000	159,600
6.125%, 6/15/2023 (a)	25,000	25,563
7.375%, 5/15/2020	595,000	627,725
7.625%, 4/15/2022	595,000	635,876
USG Corp., 144A, 5.5%, 3/1/2025	10,000	10,150
Wise Metals Group LLC, 144A, 8.75%, 12/15/2018	250,000	189,375
XPO Logistics, Inc., 144A, 6.5%, 6/15/2022 (a)	230,000	212,750
ZF North America Capital, Inc.:
144A, 4.0%, 4/29/2020 (a)	358,000	360,953
144A, 4.5%, 4/29/2022 (a)	510,000	498,525
144A, 4.75%, 4/29/2025	410,000	390,525
		11,428,719
Information Technology 4.7%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020	105,000	108,150
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021	805,000	843,237
Audatex North America, Inc.:
144A, 6.0%, 6/15/2021	315,000	317,362
144A, 6.125%, 11/1/2023	115,000	115,719
BMC Software Finance, Inc., 144A, 8.125%, 7/15/2021	215,000	142,975
Boxer Parent Co., Inc., 144A, 9.0%, 10/15/2019 (PIK) (a)	320,000	198,400
Cardtronics, Inc., 5.125%, 8/1/2022	145,000	139,925
CDW LLC:
5.5%, 12/1/2024 (a)	330,000	345,675
6.0%, 8/15/2022 (a)	370,000	390,350
EarthLink Holdings Corp., 7.375%, 6/1/2020	245,000	249,288
Entegris, Inc., 144A, 6.0%, 4/1/2022	160,000	162,000
First Data Corp., 144A, 7.0%, 12/1/2023	275,000	275,000
Freescale Semiconductor, Inc., 144A, 6.0%, 1/15/2022	275,000	288,063
Infor U.S., Inc., 144A, 6.5%, 5/15/2022 (a)	215,000	181,675
Informatica LLC, 144A, 7.125%, 7/15/2023 (a)	95,000	85,975
Micron Technology, Inc., 144A, 5.25%, 8/1/2023	250,000	224,375
NCR Corp.:
5.875%, 12/15/2021	55,000	54,175
6.375%, 12/15/2023	135,000	132,975
NXP BV, 144A, 3.75%, 6/1/2018	250,000	251,250
Open Text Corp., 144A, 5.625%, 1/15/2023	200,000	198,000
Riverbed Technology, Inc., 144A, 8.875%, 3/1/2023	155,000	143,375
Sanmina Corp., 144A, 4.375%, 6/1/2019	25,000	25,125
		4,873,069
	Principal Amount ($)	Value ($)

Materials 5.7%
ArcelorMittal, 5.125%, 6/1/2020	60,000	49,800
Ardagh Packaging Finance PLC, 144A, 3.512%**, 12/15/2019	310,000	303,025
Ball Corp.:
4.375%, 12/15/2020	110,000	111,719
5.25%, 7/1/2025	225,000	230,062
Berry Plastics Corp., 5.5%, 5/15/2022	435,000	433,369
Cascades, Inc., 144A, 5.5%, 7/15/2022	145,000	140,650
Chemours Co.:
144A, 6.625%, 5/15/2023	165,000	115,500
144A, 7.0%, 5/15/2025	80,000	54,600
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025	195,000	188,663
Coveris Holding Corp., 144A, 10.0%, 6/1/2018	230,000	218,500
Coveris Holdings SA, 144A, 7.875%, 11/1/2019	330,000	287,925
Crown Americas LLC, 6.25%, 2/1/2021	50,000	51,625
First Quantum Minerals Ltd.:
144A, 6.75%, 2/15/2020	36,000	23,220
144A, 7.0%, 2/15/2021	475,000	298,062
Hexion, Inc., 6.625%, 4/15/2020 (a)	540,000	419,850
Perstorp Holding AB, 144A, 8.75%, 5/15/2017 (a)	455,000	450,450
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021	250,000	241,250
Platform Specialty Products Corp., 144A, 6.5%, 2/1/2022 (a)	230,000	198,950
Reynolds Group Issuer, Inc., 5.75%, 10/15/2020	1,390,000	1,413,894
Sealed Air Corp.:
144A, 4.875%, 12/1/2022	115,000	115,288
144A, 5.125%, 12/1/2024	55,000	55,000
Signode Industrial Group Lux SA, 144A, 6.375%, 5/1/2022	210,000	178,500
Tronox Finance LLC:
6.375%, 8/15/2020 (a)	200,000	120,360
144A, 7.5%, 3/15/2022	245,000	142,100
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021	90,000	90,900
144A, 5.625%, 10/1/2024	45,000	45,450
		5,978,712
Telecommunication Services 13.2%
B Communications Ltd., 144A, 7.375%, 2/15/2021	270,000	290,790
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020	105,000	103,819
Series T, 5.8%, 3/15/2022	380,000	348,270
Series S, 6.45%, 6/15/2021	445,000	433,875
Series W, 6.75%, 12/1/2023 (a)	500,000	468,750
CommScope, Inc.:
144A, 4.375%, 6/15/2020	115,000	115,863
144A, 5.0%, 6/15/2021	260,000	249,275
CyrusOne LP, 6.375%, 11/15/2022 (a)	310,000	319,300
Digicel Group Ltd.:
144A, 7.125%, 4/1/2022	265,000	198,750
144A, 8.25%, 9/30/2020	960,000	792,000
Digicel Ltd.:
144A, 6.75%, 3/1/2023	390,000	325,650
144A, 7.0%, 2/15/2020	200,000	182,000
	Principal Amount ($)	Value ($)

Frontier Communications Corp.:
6.25%, 9/15/2021	140,000	118,650
7.125%, 1/15/2023	605,000	521,812
144A, 10.5%, 9/15/2022	615,000	612,694
144A, 11.0%, 9/15/2025	430,000	425,700
Hughes Satellite Systems Corp., 7.625%, 6/15/2021	230,000	243,800
Intelsat Jackson Holdings SA:
5.5%, 8/1/2023	465,000	365,025
7.25%, 10/15/2020	810,000	708,750
Level 3 Financing, Inc.:
5.375%, 8/15/2022	675,000	685,125
144A, 5.375%, 1/15/2024 (a)	165,000	165,825
144A, 5.375%, 5/1/2025	200,000	199,000
6.125%, 1/15/2021	165,000	170,775
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020	370,000	331,150
Plantronics, Inc., 144A, 5.5%, 5/31/2023	95,000	94,525
Sprint Communications, Inc., 144A, 7.0%, 3/1/2020	245,000	245,613
Sprint Corp., 7.125%, 6/15/2024	1,345,000	970,081
T-Mobile U.S.A., Inc.:
6.125%, 1/15/2022	110,000	113,025
6.375%, 3/1/2025	497,000	501,970
6.5%, 1/15/2026	15,000	15,142
6.625%, 11/15/2020	705,000	732,840
UPCB Finance IV Ltd., 144A, 5.375%, 1/15/2025	955,000	900,087
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022	270,000	285,525
Virgin Media Secured Finance PLC, 144A, 5.25%, 1/15/2026	200,000	194,500
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020	195,000	204,019
Windstream Services LLC, 7.875%, 11/1/2017	495,000	506,390
Zayo Group LLC:
6.0%, 4/1/2023	440,000	415,800
6.375%, 5/15/2025	240,000	223,200
		13,779,365
Utilities 2.8%
Calpine Corp.:
5.375%, 1/15/2023 (a)	240,000	215,400
5.75%, 1/15/2025 (a)	240,000	211,800
Dynegy, Inc.:
7.375%, 11/1/2022	235,000	204,450
7.625%, 11/1/2024 (a)	425,000	363,290
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024*	550,000	451,000
NGL Energy Partners LP, 5.125%, 7/15/2019 (a)	190,000	150,100
NRG Energy, Inc.:
6.25%, 5/1/2024 (a)	1,270,000	1,067,054
7.875%, 5/15/2021	215,000	201,562
Talen Energy Supply LLC, 144A, 4.625%, 7/15/2019	95,000	71,250
		2,935,906
Total Corporate Bonds (Cost $100,990,711)		94,177,546

	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.5%
U.S. Treasury Obligation
U.S. Treasury Note, 1.0%, 8/31/2016 (b) (Cost $552,031)	550,000	551,117

Loan Participations and Assignments 0.5%
Senior Loans**
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/15/2010*	700,000	0
Berry Plastics Holding Corp., Term Loan D, 3.5%, 2/8/2020	498,718	490,387

Total Loan Participations and Assignments (Cost $1,196,011)		490,387

Convertible Bond 1.5%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5% PIK, 10/30/2018 (Cost $1,296,366)	1,322,667	1,551,885

Preferred Security 0.9%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $785,132)	1,135,000	959,075

	Shares	Value ($)

Common Stocks 0.1%
Consumer Discretionary 0.0%
Dawn Holdings, Inc.* (c)	15	26,534
Industrials 0.0%
Congoleum Corp.*	24,000	0
Quad Graphics, Inc.	224	2,083
		2,083
Materials 0.1%
GEO Specialty Chemicals, Inc.*	144,027	66,051
GEO Specialty Chemicals, Inc. 144A*	2,206	1,012
		67,063
Total Common Stocks (Cost $345,503)		95,680

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (Cost $244,286)	1,100	1,879

Securities Lending Collateral 16.0%
Daily Assets Fund, 0.36% (d) (e) (Cost $16,678,089)	16,678,089	16,678,089

Cash Equivalents 4.3%
Central Cash Management Fund, 0.25% (d) (Cost $4,473,274)	4,473,274	4,473,274

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $126,561,403)†	114.2	118,978,932
Other Assets and Liabilities, Net	(14.2)	(14,828,156)
Net Assets	100.0	104,150,776

The following table represents bonds and senior loans that are in default:

Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Alliance Mortgage Cycle Loan*	9.5%	6/15/2010	USD	700,000	700,000	0
Energy Future Holdings Corp.*	6.5%	11/15/2024	USD	550,000	340,511	451,000
					1,040,511	451,000

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2015.

† The cost for federal income tax purposes was $126,561,403. At December 31, 2015, net unrealized depreciation for all securities based on tax cost was $7,582,471. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,435,728 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,018,199.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2015 amounted to $16,061,207, which is 15.4% of net assets.

(b) At December 31, 2015, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(c) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.*	August 2013	53,353	26,534	0.03

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REIT: Real Estate Investment Trust

At December 31, 2015, open credit default swap contracts sold were as follows:

Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($) (f)	Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (g)	Value ($)	Upfront Payments Paid ($)	Unrealized Appreciation/ (Depreciation) ($)
3/20/2015 6/20/2020	240,000[1]	5.0%	CCO Holdings LLC, 7.375%, 6/1/2020, BB-	34,268	20,615	13,653
9/22/2014 12/20/2019	630,000[2]	5.0%	Community Health Systems, Inc., 8.0%, 11/15/2019, B-	9,124	33,678	(24,554)
12/20/2013 3/20/2019	3,000,000[3]	5.0%	Sprint Communications, Inc., 6.0%, 12/1/2016, B+	(346,321)	200,218	(546,539)
Total net unrealized depreciation						(557,440)

(f) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(g) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

Counterparties:

1 Barclays Bank PLC

2 Morgan Stanley

3 Goldman Sachs & Co.

Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding credit default swap contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (h)
Corporate Bonds	$ —	$ 94,177,546	$ —	$ 94,177,546
Government & Agency Obligation	—	551,117	—	551,117
Loan Participations and Assignments	—	490,387	0	490,387
Convertible Bond	—	—	1,551,885	1,551,885
Preferred Security	—	959,075	—	959,075
Common Stocks (h)	2,083	—	93,597	95,680
Warrants	—	—	1,879	1,879
Short-Term Investments (h)	21,151,363	—	—	21,151,363
Derivatives (i)
Credit Default Swap Contracts	—	13,653	—	13,653
Total	$ 21,153,446	$ 96,191,778	$ 1,647,361	$ 118,992,585
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (i)
Credit Default Swap Contracts	$ —	$ (571,093)	$ —	$ (571,093)
Total	$ —	$ (571,093)	$ —	$ (571,093)

There have been no transfers between fair value measurement levels during the period ended December 31, 2015.

(h) See Investment Portfolio for additional detailed categorizations.

(i) Derivatives include credit default swap contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

	Corporate Bonds	Loan Participations and Assignments	Convertible Bonds	Common Stocks	Warrants	Total
Balance as of December 31, 2014	$ 0	$ 0	$ 2,241,938	$ 59,212	$ 89,364	$ 2,390,514
Realized gains (loss)	(92,199)	—	—	(911)	—	(93,110)
Change in unrealized appreciation (depreciation)	92,199	0	(691,934)	34,098	(87,485)	(653,122)
Amortization of premium/accretion of discount	—	—	(22,993)	—	—	(22,993)
Purchases	—	—	24,874	1,198	—	26,072
(Sales)	0	—	—	0	—	—
Transfer into Level 3	—	—	—	—	—	—
Transfer (out) of Level 3	—	—	—	—	—	—
Balance as of December 31, 2015	$ —	$ 0	$ 1,551,885	$ 93,597	$ 1,879	$ 1,647,361
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2015	$ —	$ —	$ (691,934)	$ 34,098	$ (87,485)	$ (745,321)

Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value at 12/31/15	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Common Stocks
Consumer Discretionary	$ 26,534	Market Approach	EV/EBITDA Multiple	9.18
			Discount to public comparables	15%
			Discount for lack of marketability	15%
Industrials	$ 0	Asset Valuation	Book Value of Equity	0%
Materials	$ 67,063	Market Approach	EV/EBITDA Multiple	5.88
			Discount to public comparables	20%
			Discount for lack of marketability	25%
Warrants
Materials	$ 1,879	Black Scholes Option Pricing Model	Implied Volatility	23.5%
			Discount for lack of marketability	20%
Loan Participations & Assignments
Senior Loans	$ 0	Market Approach	Evaluated Price	0
Convertible Bonds
Materials	$ 1,551,885	Convertible Bond Methodology	EV/EBITDA Multiple	5.88
			Discount to public comparable	20%
			Discount for lack of marketability	25%

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s equity investments include enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) ratio with a discount for lack of marketability. A significant change in the EV to EBITDA ratio may result in a significant change in the fair value measurement, while a significant change in the discount for lack of marketability is unlikely to result in a materially higher or lower fair value measurement.

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s fixed income investments include the convertible bond methodology. A significant change in the EV to EBITDA ratio could have a material change on the fair value measurement, while a significant change in the discount for lack of marketability is unlikely to result in a materially higher or lower fair value measurement. Generally, there is a direct relationship between the EV to EBITDA ratio and the fair value measurement of a fixed income investment.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $105,410,040) — including $16,061,207 of securities loaned	$ 97,827,569
Investment in Daily Assets Fund (cost $16,678,089)*	16,678,089
Investment in Central Cash Management Fund (cost $4,473,274)	4,473,274
Total investments in securities, at value (cost $126,561,403)	118,978,932
Cash	18,445
Receivable for investments sold	1,282
Receivable for Fund shares sold	962,546
Interest receivable	1,562,138
Unrealized appreciation on bilateral swap contracts	13,653
Upfront payments paid on bilateral swap contracts	254,511
Other assets	2,119
Total assets	121,793,626
Liabilities
Payable upon return of securities loaned	16,678,089
Payable for Fund shares redeemed	183,982
Unrealized depreciation on bilateral swap contracts	571,093
Accrued management fee	47,683
Accrued Trustees' fees	2,421
Other accrued expenses and payables	159,582
Total liabilities	17,642,850
Net assets, at value	$ 104,150,776
Net Assets Consist of
Undistributed net investment income	6,775,642
Net unrealized appreciation (depreciation) on: Investments	(7,582,471)
Swap contracts	(557,440)
Accumulated net realized gain (loss)	(41,154,585)
Paid-in capital	146,669,630
Net assets, at value	$ 104,150,776
Class A Net Asset Value, offering and redemption price per share ($101,002,118 ÷ 17,025,372 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 5.93
Class B Net Asset Value, offering and redemption price per share ($3,148,658 ÷ 530,185 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 5.94

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2015
Investment Income
Interest	$ 7,479,309
Dividends	58,969
Income distributions — Central Cash Management Fund	7,402
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	39,625
Total income	7,585,305
Expenses: Management fee	652,029
Administration fee	130,406
Distribution service fee (Class B)	4,461
Recordkeeping fees (Class B)	2,552
Services to shareholders	1,511
Custodian fee	25,865
Professional fees	95,365
Reports to shareholders	26,965
Trustees' fees and expenses	6,578
Other	42,383
Total expenses before expense reductions	988,115
Expense reductions	(40,961)
Total expenses after expense reductions	947,154
Net investment income (loss)	6,638,151
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(4,522,816)
Swap contracts	299,641
Foreign currency	(136)
(4,223,311)
Change in net unrealized appreciation (depreciation) on: Investments	(6,475,389)
Swap contracts	(571,075)
Foreign currency	4
(7,046,460)
Net gain (loss)	(11,269,771)
Net increase (decrease) in net assets resulting from operations	$ (4,631,620)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2015	2014
Operations: Net investment income	$ 6,638,151	$ 8,068,202
Net realized gain (loss)	(4,223,311)	1,188,317
Change in net unrealized appreciation (depreciation)	(7,046,460)	(6,349,088)
Net increase (decrease) in net assets resulting from operations	(4,631,620)	2,907,431
Distributions to shareholders from: Net investment income: Class A	(8,457,661)	(10,554,088)
Class B	(6,469)	(119,183)
Total distributions	(8,464,130)	(10,673,271)
Fund share transactions: Class A Proceeds from shares sold	17,956,787	12,833,015
Reinvestment of distributions	8,457,661	10,554,088
Payments for shares redeemed	(47,358,324)	(45,572,381)
Net increase (decrease) in net assets from Class A share transactions	(20,943,876)	(22,185,278)
Class B Proceeds from shares sold	29,829,991	7,949,939
Reinvestment of distributions	6,469	119,183
Payments for shares redeemed	(26,867,647)	(8,248,423)
Net increase (decrease) in net assets from Class B share transactions	2,968,813	(179,301)
Increase (decrease) in net assets	(31,070,813)	(30,130,419)
Net assets at beginning of period	135,221,589	165,352,008
Net assets at end of period (including undistributed net investment income of $6,775,642 and $8,342,159, respectively)	104,150,776	$ 135,221,589
Other Information
Class A Shares outstanding at beginning of period	20,495,541	23,727,813
Shares sold	2,794,697	1,881,827
Shares issued to shareholders in reinvestment of distributions	1,315,344	1,575,237
Shares redeemed	(7,580,210)	(6,689,336)
Net increase (decrease) in Class A shares	(3,470,169)	(3,232,272)
Shares outstanding at end of period	17,025,372	20,495,541
Class B Shares outstanding at beginning of period	3,764	46,339
Shares sold	4,790,954	1,159,065
Shares issued to shareholders in reinvestment of distributions	998	17,657
Shares redeemed	(4,265,531)	(1,219,297)
Net increase (decrease) in Class B shares	526,421	(42,575)
Shares outstanding at end of period	530,185	3,764

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 6.60	$ 6.96	$ 6.93	$ 6.56	$ 6.90
Income (loss) from investment operations: Net investment income[a]	.32	.36	.39	.45	.51
Net realized and unrealized gain (loss)	(.58)	(.25)	.14	.48	(.24)
Total from investment operations	(.26)	.11	.53	.93	.27
Less distributions from: Net investment income	(.41)	(.47)	(.50)	(.56)	(.61)
Net asset value, end of period	$ 5.93	$ 6.60	$ 6.96	$ 6.93	$ 6.56
Total Return (%)	(4.44)[b]	1.47[b]	7.91[b]	14.91	3.84
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	101	135	165	178	169
Ratio of expenses before expense reductions (%)	.75	.75	.73	.72	.72
Ratio of expenses after expense reductions (%)	.72	.73	.72	.72	.72
Ratio of net investment income (%)	5.09	5.21	5.69	6.68	7.59
Portfolio turnover rate (%)	47	52	58	58	59
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Class B	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 6.63	$ 6.99	$ 6.97	$ 6.59	$ 6.93
Income (loss) from investment operations: Net investment income[a]	.32	.35	.36	.43	.49
Net realized and unrealized gain (loss)	(.61)	(.26)	.15	.49	(.24)
Total from investment operations	(.29)	.09	.51	.92	.25
Less distributions from: Net investment income	(.40)	(.45)	(.49)	(.54)	(.59)
Net asset value, end of period	$ 5.94	$ 6.63	$ 6.99	$ 6.97	$ 6.59
Total Return (%)	(4.95)[b]	1.22[b]	7.44[b]	14.70[b]	3.57
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3.03		.32	.09	.09
Ratio of expenses before expense reductions (%)	1.14	1.13	1.10	.99	.99
Ratio of expenses after expense reductions (%)	1.02	.97	.97	.99	.99
Ratio of net investment income (%)	4.86	5.09	5.29	6.42	7.33
Portfolio turnover rate (%)	47	52	58	58	59
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche High Income VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended December 31, 2015, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.08% annualized effective rate as of December 31, 2015) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund's ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2015, the Fund had a net tax basis capital loss carryforward of approximately $41,155,000, including $34,532,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($17,300,000) and December 31, 2017 ($17,232,000), the respective expiration dates, whichever occurs first; and approximately $6,623,000 of post-enactment long-term losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($1,905,000) and long-term losses ($4,718,000 ).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2015, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$ 6,294,432
Capital loss carryforwards	$ (41,155,000)
Unrealized appreciation (depreciation) on investments	$ (7,582,471)

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2015	2014
Distributions from ordinary income*	$ 8,464,130	$ 10,673,271

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended December 31, 2015, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of December 31, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2015, the Fund's investment in credit default swap contracts sold had a total notional value generally indicative of a range from $3,870,000 to $7,200,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2015 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Swap Contracts
Credit Contract (a)	$ 13,653
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized appreciation on bilateral swap contracts

Liability Derivative	Swap Contracts
Credit Contracts (a)	$ (571,093)
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized depreciation on bilateral swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2015 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Swap Contracts
Credit Contracts (a)	$ 299,641
The above derivative is located in the following Statement of Operations account: (a) Net realized gain (loss) from swap contracts

Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts
Credit Contracts (a)	$ (571,075)
The above derivative is located in the following Statement of Operations account: (a) Change in net unrealized appreciation (depreciation) on swap contracts

As of December 31, 2015, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following table:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Barclays Bank PLC	$ 13,653	$ —	$ —	$ 13,653
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Goldman Sachs & Co.	$ 546,539	$ —	$ —	$ 546,539
Morgan Stanley	24,554	—	—	24,554
	$ 571,093	$ —	$ —	$ 571,093

† The actual collateral received and/or pledged may be more than the amounts shown.

C. Purchases and Sales of Securities

During the year ended December 31, 2015, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury securities) aggregated $55,035,625 and $68,152,808, respectively. Purchases and sales of U.S. Treasury obligations aggregated $1,009,066 and 1,502,925, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.500%
Next $750 million	.470%
Next $1.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Over $12.5 billion	.340%

Accordingly, for the year ended December 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.50% of the Fund's average daily net assets.

For the period from January 1, 2015 through April 30, 2015, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.72%
Class B	1.00%

Effective May 1, 2015 through September 30, 2015, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.72%
Class B	1.11%

Effective October 1, 2015 through September 30, 2016, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.72%
Class B	.98%

For the year ended December 31, 2015, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 38,720
Class B	2,241
$ 40,961

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2015, the Administration Fee was $130,406, of which $9,037 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2015
Class A	$ 308	$ 50
Class B	62	12
	$ 370	$ 62

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DeAWM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2015, the Distribution Service Fee was $4,461, of which $269 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $13,829, of which $6,225 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended December 31, 2015, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $3,446.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the risk of loss from default by the issuer is significantly greater. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a fund's net asset value. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Ownership of the Fund

At December 31, 2015, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 57% and 29%. One participating insurance company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 68%.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2015.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and Shareholders of Deutsche High Income VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche High Income VIP (one of the funds constituting Deutsche Variable Series II) (the "Fund"), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche High Income VIP (one of the funds constituting Deutsche Variable Series II) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 12, 2016

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2015 to December 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2015
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/15	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/15	$ 938.30	$ 935.40
Expenses Paid per $1,000*	$ 3.52	$ 5.22
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/15	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/15	$ 1,021.58	$ 1,019.81
Expenses Paid per $1,000*	$ 3.67	$ 5.45

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series II — Deutsche High Income VIP	.72%	1.07%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

For corporate shareholders, 1% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2015, qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche High Income VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 3rd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one- and five-year periods ended December 31, 2014.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (since 2015); and Director and Vice President, DeAWM Trust Company (since 2016)
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management; and Chairman, Director and President, DeAWM Trust Company (since 2013); formerly, Director, DeAWM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, DeAWM Distributors, Inc; and Secretary, DeAWM Service Company
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

VS2HI-2 (R-025832-5  2/16)

December 31, 2015

Annual Report

Deutsche Variable Series II

Deutsche Large Cap Value VIP

Contents

3 Performance Summary

4 Management Summary

5 Portfolio Summary

6 Investment Portfolio

8 Statement of Assets and Liabilities

9 Statement of Operations

9 Statement of Changes in Net Assets

11 Financial Highlights

12 Notes to Financial Statements

16 Report of Independent Registered Public Accounting Firm

17 Information About Your Fund's Expenses

18 Tax Information

18 Proxy Voting

19 Advisory Agreement Board Considerations and Fee Evaluation

22 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

DeAWM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2015 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2015 are 0.78% and 1.09% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in Deutsche Large Cap Value VIP
■ Deutsche Large Cap Value VIP — Class A ■ Russell 1000® Value Index

The Russell 1000® Value Index is an unmanaged index that consists of those stocks in the Russell 1000® Index with less-than-average growth orientation. The Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche Large Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,313	$13,496	$14,807	$17,079
	Average annual total return	–6.87%	10.51%	8.17%	5.50%
Russell 1000® Value Index	Growth of $10,000	$9,617	$14,460	$17,058	$18,174
	Average annual total return	–3.83%	13.08%	11.27%	6.16%
Deutsche Large Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$9,284	$13,374	$14,583	$16,530
	Average annual total return	–7.16%	10.18%	7.84%	5.15%
Russell 1000® Value Index	Growth of $10,000	$9,617	$14,460	$17,058	$18,714
	Average annual total return	–3.83%	13.08%	11.27%	6.16%

The growth of $10,000 is cumulative.

Management Summary December 31, 2015 (Unaudited)

Deutsche Large Cap Value VIP returned –6.87% in 2015 (Class A shares, unadjusted for contract charges), below the –3.83% return of its benchmark, the Russell 1000™ Value Index.1

During the past 12 months, U.S. economic growth was slow to moderate, but stronger than overall global growth. At the start of 2015, concerns resurfaced regarding global growth and the rapidly rising U.S. dollar. For the summer of 2015, uncertainty regarding the timing of a rate increase by the U.S. Federal Reserve Board (the Fed) spurred increased market volatility. A bearish mood prevailed during the calendar third quarter as China’s surprise yuan devaluation in mid-August exacerbated concerns that global growth might slow further, particularly because of currency instability in emerging markets and plunging commodity prices. Toward the end of the period, we saw investors rotate from longer-term growth stocks into more cyclical issues that had lagged the market.

For the period, the largest detractor from relative performance was the Fund’s positioning in the health care sector. In particular, holdings in two health care firms involved in merger & acquisition activity, Cigna Corp. and Centene Corp., subtracted significantly from returns. Investors questioned whether the Justice Department would launch antitrust actions against the Cigna/Anthem, Inc. merger and Centene’s acquisition of Health Net, Inc. We continue to hold Cigna and Centene for these reasons: shareholders have approved both transactions; we do not believe that market share shifts will be that significant following the closing of both deals; and therefore, we are skeptical that the transactions will ultimately be challenged on an antitrust basis. In contrast, the Fund benefited from its underweight position in the energy sector compared with the benchmark as oil prices declined approximately 50% in value.2 Within the energy sector, the Fund also received a positive contribution from its holdings in the refining company Valero Energy Corp., which benefited from steady, incremental increases in automobile miles driven and solid demand for gasoline in the United States.

We look for financial conditions both domestically and globally to remain fairly consistent, with slow-to-moderate U.S. growth and a comparatively lower level of economic activity worldwide. We also believe that the Fed will tighten its monetary policy cautiously, based on current conditions. Consequently, we have reduced the Fund’s underweight in financials. The Fund retains its overweight in health care, which continues to post the best earnings growth of any equity market sector. Within consumer discretionary, the Fund is heavily weighted towards media companies as consumers engage with more media content through the use of handheld devices.3 In addition, the Fund is underweight retailers based on the fact that the retailing model is gradually changing from "brick and mortar" stores to online sales, where profit margins are comparatively squeezed. Overall, we believe that fundamentally solid companies with attractive valuations should outperform in the coming months.

Deepak Khanna, CFA

Lead Portfolio Manager

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000® Index with less-than-average growth orientation. The Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 "Underweight" means the Fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means the Fund holds a higher weighting.

3 The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/15	12/31/14

Common Stocks	99%	100%
Cash Equivalents	1%	0%
	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/15	12/31/14

Health Care	31%	24%
Financials	17%	21%
Consumer Discretionary	16%	10%
Energy	9%	11%
Consumer Staples	8%	5%
Industrials	8%	10%
Information Technology	6%	14%
Utilities	4%	2%
Materials	1%	3%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2015

	Shares	Value ($)

Common Stocks 98.5%
Consumer Discretionary 15.8%
Auto Components 1.4%
BorgWarner, Inc.	93,296	4,033,186
Automobiles 3.0%
Ford Motor Co.	280,267	3,948,962
General Motors Co.	142,202	4,836,290
		8,785,252
Hotels, Restaurants & Leisure 1.2%
Del Taco Restaurants, Inc.*	211,900	2,256,735
Yum! Brands, Inc.	17,271	1,261,646
		3,518,381
Household Durables 0.3%
Whirlpool Corp.	6,859	1,007,381
Media 6.2%
CBS Corp. "B"	61,680	2,906,978
Comcast Corp. "A"	53,853	3,038,925
Starz "A"* (a)	121,380	4,066,230
Viacom, Inc. "B"	207,935	8,558,605
		18,570,738
Specialty Retail 3.7%
Best Buy Co., Inc. (a)	124,595	3,793,918
Home Depot, Inc.	27,883	3,687,527
Signet Jewelers Ltd.	29,319	3,626,467
		11,107,912
Consumer Staples 8.6%
Beverages 3.1%
Dr. Pepper Snapple Group, Inc. (a)	35,016	3,263,491
PepsiCo, Inc.	57,990	5,794,361
		9,057,852
Food Products 2.4%
Mondelez International, Inc. "A"	36,399	1,632,131
The JM Smucker Co.	39,132	4,826,541
The WhiteWave Foods Co.*	19,863	772,869
		7,231,541
Household Products 3.1%
Colgate-Palmolive Co.	73,894	4,922,818
Kimberly-Clark Corp.	32,788	4,173,913
		9,096,731
Energy 8.7%
Oil, Gas & Consumable Fuels
Anadarko Petroleum Corp.	117,492	5,707,761
EOG Resources, Inc.	96,632	6,840,579
Marathon Petroleum Corp.	31,021	1,608,129
Pioneer Natural Resources Co.	43,949	5,510,326
Tesoro Corp.	28,771	3,031,600
Valero Energy Corp.	46,325	3,275,641
		25,974,036
Financials 16.6%
Banks 10.6%
Bank of America Corp.	627,734	10,564,763
Citigroup, Inc.	192,421	9,957,787
JPMorgan Chase & Co.	165,950	10,957,679
		31,480,229
	Shares	Value ($)

Capital Markets 2.3%
Affiliated Managers Group, Inc.*	18,109	2,893,094
Charles Schwab Corp.	120,983	3,983,970
		6,877,064
Insurance 1.0%
Hartford Financial Services Group, Inc.	66,741	2,900,564
Real Estate Investment Trusts 2.7%
AvalonBay Communities, Inc. (REIT)	27,069	4,984,215
Prologis, Inc. (REIT)	74,571	3,200,587
		8,184,802
Health Care 30.2%
Biotechnology 11.4%
Alexion Pharmaceuticals, Inc.*	49,562	9,453,952
Celgene Corp.*	71,724	8,589,666
Gilead Sciences, Inc.	62,141	6,288,048
Puma Biotechnology, Inc.* (a)	72,926	5,717,398
Sarepta Therapeutics, Inc.* (a)	102,859	3,968,300
		34,017,364
Health Care Equipment & Supplies 1.6%
Medtronic PLC	63,813	4,908,496
Health Care Providers & Services 11.0%
Anthem, Inc.	43,309	6,039,007
Centene Corp.*	82,141	5,405,699
Cigna Corp.	120,040	17,565,453
Community Health Systems, Inc.*	89,172	2,365,733
Tenet Healthcare Corp.* (a)	41,446	1,255,814
		32,631,706
Pharmaceuticals 6.2%
Bristol-Myers Squibb Co.	157,272	10,818,741
Endo International PLC*	122,889	7,523,265
		18,342,006
Industrials 7.7%
Aerospace & Defense 4.7%
Lockheed Martin Corp.	22,162	4,812,478
Northrop Grumman Corp.	17,976	3,394,049
Raytheon Co.	45,282	5,638,967
		13,845,494
Building Products 1.1%
A.O. Smith Corp.	41,354	3,168,130
Electrical Equipment 1.3%
Rockwell Automation, Inc.	38,760	3,977,164
Machinery 0.6%
Wabtec Corp.	26,455	1,881,480
Information Technology 6.4%
Communications Equipment 2.8%
Cisco Systems, Inc.	309,628	8,407,948
Software 3.6%
Microsoft Corp.	190,743	10,582,422
Materials 0.8%
Chemicals
Valspar Corp.	29,832	2,474,564
	Shares	Value ($)

Utilities 3.7%
Electric Utilities 1.2%
NextEra Energy, Inc.	34,529	3,587,218
Multi-Utilities 2.5%
Dominion Resources, Inc.	30,237	2,045,231
Sempra Energy	41,595	3,910,346
WEC Energy Group, Inc.	29,608	1,519,185
		7,474,762
Total Common Stocks (Cost $292,807,358)		293,124,423

	Shares	Value ($)

Securities Lending Collateral 4.0%
Daily Assets Fund, 0.36% (b) (c) (Cost $11,897,236)	11,897,236	11,897,236

Cash Equivalents 1.5%
Central Cash Management Fund, 0.27% (b) (Cost $4,398,244)	4,398,244	4,398,244

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $309,102,838)†	104.0	309,419,903
Other Assets and Liabilities, Net	(4.0)	(11,965,783)
Net Assets	100.0	297,454,120

* Non-income producing security.

† The cost for federal income tax purposes was $311,536,069. At December 31, 2015, net unrealized depreciation for all securities based on tax cost was $2,116,166. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $21,686,980 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $23,803,146.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2015 amounted to $11,637,500, which is 3.9% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 293,124,423	$ —	$ —	$ 293,124,423
Short-Term Investments	16,295,480	—	—	16,295,480
Total	$ 309,419,903	$ —	$ —	$ 309,419,903

There have been no transfers between fair value measurement levels during the year ended December 31, 2015.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $292,807,358) — including $11,637,500 of securities loaned	$ 293,124,423
Investment in Daily Assets Fund (cost $11,897,236)*	11,897,236
Investment in Central Cash Management Fund (cost $4,398,244)	4,398,244
Total investments in securities, at value (cost $309,102,838)	309,419,903
Receivable for Fund shares sold	8,277
Dividends receivable	377,540
Interest receivable	3,984
Other assets	6,073
Total assets	309,815,777
Liabilities
Payable upon return of securities loaned	11,897,236
Payable for Fund shares redeemed	192,275
Accrued management fee	148,370
Accrued Trustees' fees	6,176
Other accrued expenses and payables	117,600
Total liabilities	12,361,657
Net assets, at value	$ 297,454,120
Net Assets Consist of
Undistributed net investment income	2,410,518
Net unrealized appreciation (depreciation) on investments	317,065
Accumulated net realized gain (loss)	9,697,372
Paid-in capital	285,029,165
Net assets, at value	$ 297,454,120
Class A Net Asset Value, offering and redemption price per share ($292,982,420 ÷ 19,157,658 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 15.29
Class B Net Asset Value, offering and redemption price per share ($4,471,700 ÷ 291,996 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 15.31

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2015
Investment Income
Income: Dividends	$ 5,421,349
Income distributions — Central Cash Management Fund	3,415
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	49,708
Total income	5,474,472
Expenses: Management fee	2,548,671
Administration fee	397,788
Services to shareholders	4,762
Record keeping fees (Class B)	2,986
Distribution and service fee (Class B)	12,342
Custodian fee	19,328
Professional fees	76,460
Reports to shareholders	20,572
Trustees' fees and expenses	17,764
Other	21,660
Total expenses before expense reductions	3,122,333
Expense reductions	(201,297)
Total expenses after expense reductions	2,921,036
Net investment income	$ 2,553,436
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	10,082,714
Foreign currency	(3,911)
10,078,803
Change in net unrealized appreciation (depreciation) on: Investments	(38,130,803)
Foreign currency	2,503
(38,128,300)
Net gain (loss)	(28,049,497)
Net increase (decrease) in net assets resulting from operations	(25,496,061)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2015	2014
Operations: Net investment income	$ 2,553,436	$ 6,247,902
Net realized gain (loss)	10,078,803	115,236,680
Change in net unrealized appreciation (depreciation)	(38,128,300)	(77,036,705)
Net increase (decrease) in net assets resulting from operations	(25,496,061)	44,447,877
Distributions to shareholders from: Net investment income: Class A	(5,899,426)	(7,350,279)
Class B	(54,717)	(66,263)
Net realized gains: Class A	(17,852,466)	—
Class B	(214,368)	—
Total distributions	(24,020,977)	(7,416,542)
Fund share transactions: Class A Proceeds from shares sold	6,111,736	11,756,922
Reinvestment of distributions	23,751,892	7,350,279
Payments for shares redeemed	(118,444,533)	(57,676,534)
Net increase (decrease) in net assets from Class A share transactions	(88,580,905)	(38,569,333)
Class B Proceeds from shares sold	538,133	1,147,061
Reinvestment of distributions	269,085	66,263
Payments for shares redeemed	(881,598)	(1,111,822)
Net increase (decrease) in net assets from Class B share transactions	(74,380)	101,502
Increase (decrease) in net assets	(138,172,323)	(1,436,496)
Net assets at beginning of period	435,626,443	437,062,939
Net assets at end of period (including undistributed net investment income of $2,410,518 and $5,982,096, respectively)	$ 297,454,120	$ 435,626,443
Other Information
Class A Shares outstanding at beginning of period	24,769,255	27,072,074
Shares sold	372,428	711,170
Shares issued to shareholders in reinvestment of distributions	1,389,812	455,690
Shares redeemed	(7,373,837)	(3,469,679)
Net increase (decrease) in Class A shares	(5,611,597)	(2,302,819)
Shares outstanding at end of period	19,157,658	24,769,255
Class B Shares outstanding at beginning of period	297,108	289,672
Shares sold	32,072	68,963
Shares issued to shareholders in reinvestment of distributions	15,690	4,095
Shares redeemed	(52,874)	(65,622)
Net increase (decrease) in Class B shares	(5,112)	7,436
Shares outstanding at end of period	291,996	297,108

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 17.38	$ 15.97	$ 12.45	$ 11.56	$ 11.80
Income (loss) from investment operations: Net investment income (loss)[a]	.11	.24	.26	.25	.25
Net realized and unrealized gain (loss)	(1.20)	1.45	3.54	.87	(.24)
Total from investment operations	(1.09)	1.69	3.80	1.12	.01
Less distributions from: Net investment income	(.25)	(.28)	(.28)	(.23)	(.25)
Net realized gains on investment transactions	(.75)	—	—	—	—
Total distributions	(1.00)	(.28)	(.28)	(.23)	(.25)
Net asset value, end of period	$ 15.29	$ 17.38	$ 15.97	$ 12.45	$ 11.56
Total Return (%)	(6.87)[b]	10.72[b]	30.89[b]	9.79[b]	(.07)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	293	430	432	377	396
Ratio of expenses before expense reductions (%)	.78	.78	.78	.78	.79
Ratio of expenses after expense reductions (%)	.73	.73	.74	.77	.79
Ratio of net investment income (loss) (%)	.65	1.43	1.82	2.04	2.15
Portfolio turnover rate (%)	121	133	54	63	28
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Class B	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 17.40	$ 15.99	$ 12.46	$ 11.57	$ 11.81
Income (loss) from investment operations: Net investment income (loss)[a]	.06	.18	.22	.21	.22
Net realized and unrealized gain (loss)	(1.21)	1.46	3.55	.88	(.25)
Total from investment operations	(1.15)	1.64	3.77	1.09	(.03)
Less distributions from: Net investment income	(.19)	(.23)	(.24)	(.20)	(.21)
Net realized gains on investment transactions	(.75)	—	—	—	—
Total distributions	(.94)	(.23)	(.24)	(.20)	(.21)
Net asset value, end of period	$ 15.31	$ 17.40	$ 15.99	$ 12.46	$ 11.57
Total Return (%)	(7.16)[b]	10.36[b]	30.54[b]	9.44[b]	(.36)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	5	5	4	3
Ratio of expenses before expense reductions (%)	1.10	1.09	1.09	1.09	1.10
Ratio of expenses after expense reductions (%)	1.04	1.04	1.05	1.08	1.10
Ratio of net investment income (loss) (%)	.35	1.10	1.52	1.73	1.84
Portfolio turnover rate (%)	121	133	54	63	28
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Large Cap Value VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended December 31, 2015, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.08% annualized effective rate as of December 31, 2015) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2015, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$ 2,410,518
Undistributed long-term capital gains	$ 12,130,603
Unrealized appreciation (depreciation) on investments	$ (2,116,166)

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2015	2014
Distributions from ordinary income	$ 5,954,143	$ 7,416,542
Distribution from long-term capital gains	$ 18,066,834	$ —

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2015, purchases and sales of investment transactions (excluding short-term investments) aggregated $470,761,503 and $582,907,611, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.650%
Next $750 million	.625%
Next $1.5 billion	.600%
Next $2.5 billion	.575%
Next $2.5 billion	.550%
Next $2.5 billion	.525%
Next $2.5 billion	.500%
Over $12.5 billion	.475%

Accordingly, for the year ended December 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.64% of the Fund's average daily net assets.

For the period from January 1, 2015 through April 30, 2016, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.73%
Class B	1.04%

For the year ended December 31, 2015, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 198,537
Class B	2,760
$ 201,297

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2015, the Administration Fee was $397,788, of which $26,038 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2015
Class A	$ 416	$ 72
Class B	228	37
	$ 644	$ 109

Distribution Service Agreement. Under the Fund's Class B 12b-1 plan, DeAWM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2015, the Distribution Service Fee aggregated $12,342, of which $946 is unpaid.
Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $11,152, of which $4,149 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2015, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $4,323.

D. Ownership of the Fund

At December 31, 2015, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 54%, 28% and 13%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 65% and 13%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2015.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and the Shareholders of Deutsche Large Cap Value VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Large Cap Value VIP (one of the funds constituting Deutsche Variable Series II) (the "Fund"), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Large Cap Value VIP (one of the funds constituting Deutsche Variable Series II) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 12, 2016

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2015 to December 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2015
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/15	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/15	$ 901.50	$ 900.60
Expenses Paid per $1,000*	$ 3.50	$ 4.98
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/15	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/15	$ 1,021.53	$ 1,019.96
Expenses Paid per $1,000*	$ 3.72	$ 5.30

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series II — Deutsche Large Cap Value VIP	.73%	1.04%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

The Fund paid distributions of $0.75 per share from net long-term capital gains during its year ended December 31, 2015.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $13,384,000 as capital gain dividends for its year ended December 31, 2015.

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2015, qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Large Cap Value VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2014. The Board noted the disappointing investment performance of the Fund in some past periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance in 2014 and during the first seven months of 2015. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (since 2015); and Director and Vice President, DeAWM Trust Company (since 2016)
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management; and Chairman, Director and President, DeAWM Trust Company (since 2013); formerly, Director, DeAWM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, DeAWM Distributors, Inc; and Secretary, DeAWM Service Company
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

VS2LCV-2 (R-025833-5  2/16)

December 31, 2015

Annual Report

Deutsche Variable Series II

Deutsche Money Market VIP

Contents

3 Performance Summary

4 Management Summary

5 Portfolio Summary

6 Investment Portfolio

9 Statement of Assets and Liabilities

10 Statement of Operations

10 Statement of Changes in Net Assets

12 Financial Highlights

13 Notes to Financial Statements

17 Report of Independent Registered Public Accounting Firm

18 Information About Your Fund's Expenses

19 Tax Information

19 Other Information

20 Shareholder Meeting Results

21 Advisory Agreement Board Considerations and Fee Evaluation

23 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Fund may have a significant adverse effect on the share price of the Fund. See the prospectus for specific details regarding the Fund’s risk profile.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

DeAWM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2015 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price.

7-Day Current Yield
December 31, 2015	.01%*
December 31, 2014	.01%*

* The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements, the 7-day current yield would have been lower.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the Fund over a 7-day period expressed as an annual percentage rate of the Fund's shares outstanding.

Management Summary December 31, 2015 (Unaudited)

During the 12-month period ended December 31, 2015, the Fund provided a total return of 0.01% (Class A shares, unadjusted for contract charges). All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.

Over the past 12 months, rate levels within the money market yield curve — including short-term money market rates — fluctuated based on varying economic reports, investors' interest rate expectations, geopolitical uncertainty and evolving U.S. Federal Reserve Board (the Fed) statements.1 Despite temporary conditions such as the harsh winter weather that many said was to blame for disappointing first-quarter 2015 U.S. GDP growth, in April the Fed anticipated that U.S. economic conditions would improve.2 A second-quarter rebound in U.S. GDP growth set the stage for a possible rate hike as early as September of 2015. In late August, the focus shifted to China, as news of that country’s economic slowdown spurred additional market volatility. In September, the Fed declined to raise rates, citing concerns over China’s stumbling economy. However, in October the comments by the Fed turned more hawkish, not mentioning China but expressing the desire to raise rates at the next Federal Open Market Committee (FOMC) meeting. This set the stage for short-term rates to rise as markets "priced in" an eventual raising of the federal funds rate by 25 basis points in mid-December.

We were able to maintain a competitive yield for the Fund during the annual period ended December 31, 2015. We continued to seek ample liquidity, high credit quality and strong diversification across sectors and geographic regions by maintaining a neutral portfolio duration (or interest rate sensitivity). We pursued this strategy in light of the outlook for continued near-zero short-term interest rates and limited money market supply. In addition, outside of mandated liquidity requirements, we looked to keep the Fund's cash position relatively low in order to take advantage of higher yields available from six-month-to-one-year money market securities.

Within money markets, we believe that the current balance of tight supply and heavy demand will most likely persist. These technical market conditions, along with issues surrounding money market reform, should in our view create a steeper money market yield curve, keeping yields low at the short end of the curve. Our current forecast is for the federal funds rate to be raised two to three additional times during 2016. In preparation, we are maintaining a cautious approach, with a shorter duration, an emphasis on short fixed maturities and floating-rate notes, and increased selectivity regarding longer maturities.3 Our goal, as always, is to maintain ample liquidity, high credit quality and strong diversification across geographic regions and market sectors.

A group of investment professionals is responsible for the day-to-day management of the Fund. These investment professionals have a broad range of experience managing money market funds.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

2 GDP, or gross domestic product, is the value of all goods and services produced by a country's economy.

3 Floating-rate securities are debt instruments with floating-rate coupons that generally reset every 30 to 90 days. While floating-rate loans are senior to equity and fixed-income securities, there is no guaranteed return of principal in case of default. Floating-rate loans often have less interest-rate risk than other fixed-income investments. Floating-rate loans are most often secured assets, generally senior to a company's secured debt and can be transferred to debt holders, providing potential downside protection.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio)	12/31/15	12/31/14

Commercial Paper	40%	54%
Certificates of Deposit and Bank Notes	23%	10%
Municipal Bonds and Notes	13%	1%
Repurchase Agreements	9%	20%
Government & Agency Obligations	6%	5%
Short-Term Notes	5%	6%
Time Deposits	4%	4%
	100%	100%

Weighted Average Maturity*	12/31/15	12/31/14

Deutsche Variable Series II — Deutsche Money Market VIP	29 days	46 days
First Tier Retail Money Fund Average	29 days	40 days

* The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include U.S. Treasury, U.S. Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Weighted average maturity, also known as effective maturity, is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2015

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 23.1%
Banco del Estado de Chile, 0.57%, 4/28/2016	1,500,000	1,500,000
Bank of Nova Scotia, 0.638%, 11/23/2016	1,000,000	1,000,000
Canadian Imperial Bank of Commerce, 0.65%, 6/30/2016	1,500,000	1,500,000
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA:
0.43%, 3/4/2016	1,200,000	1,200,000
0.497%, 4/14/2016	1,000,000	1,000,000
0.582%, 5/19/2016	1,000,000	1,000,000
Dexia Credit Local, 0.431%, 5/4/2016	1,000,000	1,000,000
DZ Bank AG, 0.36%, 1/4/2016	1,500,000	1,500,000
Mitsubishi UFJ Trust & Banking Corp., 0.38%, 1/19/2016	1,000,000	1,000,000
Mizuho Bank Ltd.:
0.29%, 1/20/2016	1,000,000	1,000,000
0.29%, 1/29/2016	1,500,000	1,500,000
0.3%, 2/11/2016	1,500,000	1,500,000
Nordea Bank Finland PLC:
0.45%, 3/18/2016	1,500,000	1,500,000
0.5%, 3/9/2016	1,000,000	1,000,000
Royal Bank of Canada, 0.71%, 5/2/2016	1,500,000	1,500,000
Sumitomo Mitsui Banking Corp.:
0.4%, 2/18/2016	2,000,000	2,000,000
0.54%, 3/16/2016	1,000,000	1,000,000
Svenska Handelsbanken AB:
0.495%, 2/29/2016	1,500,000	1,500,012
0.584%, 7/1/2016	800,000	800,206
Swedbank AB, 0.453%, 3/10/2016	1,000,000	1,000,000
Toronto-Dominion Bank, 0.43%, 3/2/2016	1,500,000	1,500,000
Wells Fargo Bank NA:
0.394%, 6/3/2016	1,000,000	1,000,000
0.457%, 4/11/2016	1,000,000	1,000,000
0.65%, 7/1/2016	1,500,000	1,500,000
Westpac Banking Corp., 0.552%, 5/27/2016	1,000,000	1,000,000
Total Certificates of Deposit and Bank Notes (Cost $31,000,218)		31,000,218

Commercial Paper 40.2%
Issued at Discount** 28.3%
Albion Capital LLC, 0.35%, 1/20/2016	1,000,000	999,815
Bank Nederlandse Gemeenten, 0.381%, 3/4/2016	2,000,000	1,998,670
BMW U.S. Capital LLC, 0.381%, 1/4/2016	1,000,000	999,968
Caisse Centrale Desjardins du Quebec, 0.37%, 2/2/2016	1,250,000	1,249,589
Caisse des Depots et Consignations, 0.31%, 2/16/2016	2,500,000	2,499,010
Coca-Cola Co., 0.511%, 3/18/2016	1,000,000	998,909
Collateralized Commercial Paper II Co., LLC, 0.481%, 4/6/2016	1,000,000	998,720
DBS Bank Ltd., 0.34%, 1/28/2016	1,500,000	1,499,618
	Principal Amount ($)	Value ($)

Erste Abwicklungsanstalt:
0.33%, 2/3/2016	1,000,000	999,698
0.531%, 4/4/2016	1,500,000	1,497,924
Exxon Mobil Corp., 0.45%, 2/1/2016	5,000,000	4,998,062
Hannover Funding Co., LLC, 0.45%, 1/4/2016	2,000,000	1,999,925
Kells Funding LLC:
0.37%, 2/2/2016	1,000,000	999,698
144A, 0.401%, 1/8/2016	1,000,000	999,922
0.431%, 3/14/2016	1,500,000	1,498,692
Manhattan Asset Funding Co., LLC, 0.38%, 1/27/2016	1,500,000	1,499,588
Matchpoint Finance PLC, 0.35%, 1/4/2016	4,000,000	3,999,883
Nestle Capital Corp., 0.27%, 2/26/2016	1,000,000	999,580
Regency Markets No. 1 LLC, 0.45%, 1/20/2016	1,000,000	999,763
Sinopec Century Bright Capital Investment Ltd., 0.5%, 1/11/2016	1,000,000	999,861
Standard Chartered Bank:
0.401%, 1/13/2016	1,300,000	1,299,827
0.42%, 1/8/2016	1,500,000	1,499,877
0.501%, 4/5/2016	1,500,000	1,498,021
Swedbank AB, 0.366%, 2/1/2016	1,000,000	999,686
		38,034,306
Issued at Par* 11.9%
ASB Finance Ltd., 0.429%, 1/5/2016	1,500,000	1,500,000
Bank Nederlandse Gemeenten:
0.439%, 5/6/2016	1,500,000	1,500,000
0.522%, 2/25/2016	1,000,000	1,000,000
Bank of Nova Scotia, 0.57%, 2/12/2016	2,200,000	2,200,000
Bedford Row Funding Corp.:
0.351%, 1/14/2016	1,000,000	1,000,000
144A, 0.517%, 4/12/2016	500,000	500,000
Commonwealth Bank of Australia:
0.379%, 4/7/2016	1,000,000	999,983
0.42%, 3/4/2016	1,000,000	1,000,000
Crown Point Capital Co., LLC, 0.718%, 8/25/2016	1,000,000	1,000,000
HSBC Bank PLC, 144A, 0.678%, 6/24/2016	1,250,000	1,250,000
Nederlandse Waterschapsbank NV, 144A, 0.53%, 3/18/2016	1,000,000	1,000,000
Old Line Funding LLC, 144A, 0.496%, 2/8/2016	2,000,000	2,000,000
Westpac Banking Corp., 144A, 0.5%, 3/10/2016	1,000,000	1,000,000
		15,949,983
Total Commercial Paper (Cost $53,984,289)		53,984,289

Short-Term Notes 4.7%
Bank of Nova Scotia, 2.9%, 3/29/2016	1,000,000	1,005,626
GE Capital International Funding Co.:
144A, 0.964%, 4/15/2016	1,000,000	1,001,359
0.964%, 4/15/2016	500,000	500,599
Home Depot, Inc., 5.4%, 3/1/2016	750,000	756,010
	Principal Amount ($)	Value ($)

JPMorgan Chase Bank NA, 0.48%*, 11/22/2016	2,000,000	2,000,000
Svenska Handelsbanken AB, 144A, 0.584%*, 3/3/2016	1,000,000	1,000,228
Total Short-Term Notes (Cost $6,263,822)		6,263,822

Time Deposit 4.7%
Credit Agricole SA, 0.25%, 1/4/2016 (Cost $6,279,008)	6,279,008	6,279,008

Government & Agency Obligations 5.6%
U.S. Government Sponsored Agencies
Federal Home Loan Bank:
0.371%**, 5/16/2016	1,300,000	1,298,183
0.476%**, 3/9/2016	1,000,000	999,103
Federal National Mortgage Association:
0.05%**, 1/4/2016	3,000,000	2,999,988
0.207%**, 10/21/2016	1,300,000	1,299,943
0.255%**, 2/2/2016	1,000,000	999,773
Total Government & Agency Obligations (Cost $7,596,990)		7,596,990

Municipal Bonds and Notes 12.7%
Georgia, JPMorgan Chase Putters/Drivers Trust, Series SGT05, 0.45%***, 1/1/2035, INS: FGIC, NATL, LIQ: Societe Generale, LOC: Societe Generale	1,000,000	1,000,000
Michigan, RIB Floater Trust, Series 6WE, 144A, 0.16%***, 7/1/2018, LOC: Barclays Bank PLC	3,000,000	3,000,000
Michigan, State Finance Authority Revenue, School Loan, Series B, 0.35%***, 9/1/2050, LOC: PNC Bank NA	1,000,000	1,000,000
New Jersey, RBC Municipal Products, Inc. Trust, Series E-60, 144A, 0.42%***, 6/28/2016, LOC: Royal Bank of Canada	1,500,000	1,500,000
New York, State Housing Finance Agency, Series B, 0.38%***, 5/15/2033	2,000,000	2,000,000
	Principal Amount ($)	Value ($)

New York, State Housing Finance Agency Revenue, 605 West 42nd Street, Series B, 144A, 0.45%***, 5/1/2048, LOC: Bank of China	1,000,000	1,000,000
RIB Floater Trust, Series 8UE, 144A, 0.54%***, 12/27/2016, LOC: Barclays Bank PLC	3,500,000	3,500,000
San Jose, CA, Financing Authority Lease Revenue, TECP, 0.52%, 1/5/2016, LOC: Barclays Bank PLC	2,000,000	2,000,000
Texas, RIB Floater Trust, Series 5WE, 144A, 0.16%***, 7/1/2018, LOC: Barclays Bank PLC	2,000,000	2,000,000
Total Municipal Bonds and Notes (Cost $17,000,000)		17,000,000

Repurchase Agreements 9.1%
BNP Paribas, 0.27%, dated 6/10/2015, to be repurchased at $1,502,689 on 2/4/2016 (a) (b)	1,500,000	1,500,000
JPMorgan Securities, Inc., 0.475%, dated 4/14/2015, to be repurchased at $1,255,806 on 3/31/2016 (a) (c)	1,250,000	1,250,000
JPMorgan Securities, Inc., 0.506%, dated 4/15/2015, to be repurchased at $2,512,334 on 3/31/2016 (a) (d)	2,500,000	2,500,000
Merrill Lynch & Co., Inc., 0.29%, dated 12/31/2015, to be repurchased at $7,000,226 on 1/4/2016 (e)	7,000,000	7,000,000
Total Repurchase Agreements (Cost $12,250,000)		12,250,000

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $134,374,327)†	100.1	134,374,327
Other Assets and Liabilities, Net	(0.1)	(154,110)
Net Assets	100.0	134,220,217

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2015.

** Annualized yield at time of purchase; not a coupon rate.

*** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are payable on demand and are shown at their current rates as of December 31, 2015.

† The cost for federal income tax purposes was $134,374,327.

(a) Open maturity repurchase agreement whose interest rate resets periodically and is shown at the current rate as of December 31, 2015. The dated date is the original day the repurchase agreement was entered into, the maturity date represents the next repurchase date. Upon notice, both the Fund and counterparty have the right to terminate the repurchase agreement at any time.

(b) Collateralized by $1,569,147 Madison Park Funding XVII Ltd., 1.729%, maturing on 7/21/2027 with a value of $1,545,001.

(c) Collateralized by $1,276,458 Federal Home Loan Mortgage Corp., 3.0%, maturing on 12/1/2042 with a value of $1,277,381.

(d) Collateralized by $2,505,857 Federal Home Loan Mortgage Corp., 3.5%, maturing on 7/1/2044 with a value of $2,551,278.

(e) Collateralized by $7,197,400 U.S. Treasury Note, 1.375%, maturing on 2/29/2020 with a value of $7,140,026.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FGIC: Financial Guaranty Insurance Co.

INS: Insured

LIQ: Liquidity Facility

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

TECP: Tax Exempt Commercial Paper

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Investments in Securities (f)	$ —	$ 122,124,327	$ —	$ 122,124,327
Repurchase Agreements	—	12,250,000	—	12,250,000
Total	$ —	$ 134,374,327	$ —	$ 134,374,327

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2015
Assets
Investments in non-affiliated securities, valued at amortized cost	$ 134,374,327
Cash	4,766
Receivable for Fund shares sold	72,772
Interest receivable	66,613
Other assets	2,615
Total assets	134,521,093
Liabilities
Payable for Fund shares redeemed	163,761
Distributions payable	602
Accrued management fee	15,820
Accrued Trustees' fees	2,978
Other accrued expenses and payables	117,715
Total liabilities	300,876
Net assets, at value	$ 134,220,217
Net Assets Consist of
Undistributed net investment income	800
Accumulated net realized gain (loss)	(122)
Paid-in capital	134,219,539
Net assets, at value	$ 134,220,217
Class A Net Asset Value, offering and redemption price per share ($134,220,217 ÷ 134,303,255 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2015
Investment Income
Income: Interest	$ 416,677
Expenses: Management fee	455,343
Administration fee	159,769
Services to shareholders	1,601
Custodian fee	23,578
Professional fees	63,525
Reports to shareholders	59,015
Trustees' fee and expenses	8,273
Other	8,821
Total expenses before expense reductions	779,925
Expense reductions	(379,244)
Total expenses after expense reductions	400,681
Net investment income	15,996
Net realized gain (loss) from investments	(122)
Net increase (decrease) in net assets resulting from operations	$ 15,874

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2015	2014
Operations: Net investment income	$ 15,996	$ 17,035
Net realized gain (loss)	(122)	81
Net increase (decrease) in net assets resulting from operations	15,874	17,116
Distributions to shareholders from: Net investment income Class A	(15,989)	(17,036)
Fund share transactions: Class A Proceeds from shares sold	150,185,171	130,299,481
Reinvestment of distributions	16,193	16,947
Cost of shares redeemed	(193,027,682)	(126,949,638)
Net increase (decrease) in net assets from Class A share transactions	(42,826,318)	3,366,790
Increase (decrease) in net assets	(42,826,433)	3,366,870
Net assets at beginning of period	177,046,650	173,679,780
Net assets at end of period (including undistributed net investment income of $800 and $793, respectively)	$ 134,220,217	$ 177,046,650
Other Information
Class A Shares outstanding at beginning of period	177,129,573	173,762,783
Shares sold	150,185,171	130,299,481
Shares issued to shareholders in reinvestment of distributions	16,193	16,947
Shares redeemed	(193,027,682)	(126,949,638)
Net increase (decrease) in Class A shares	(42,826,318)	3,366,790
Shares outstanding at end of period	134,303,255	177,129,573

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations: Net investment income	.000*	.000*	.000*	.000*	.000*
Net realized gain (loss)	(.000)*	.000*	.000*	.000*	.000*
Total from investment operations	.000*	.000*	.000*	.000*	.000*
Less distributions from: Net investment income	(.000)*	(.000)*	(.000)*	(.000)*	(.000)*
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[a]	.01	.01	.01	.01	.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	134	177	174	196	217
Ratio of expenses before expense reductions (%)	.49	.49	.49	.45	.51
Ratio of expenses after expense reductions (%)	.25	.18	.20	.31	.25
Ratio of net investment income (%)	.01	.01	.01	.01	.01
[a] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.0005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Money Market VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank or another designated sub-custodian holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claim on the collateral may be subject to legal proceedings.

As of December 31, 2015, the Fund held repurchase agreements with a gross value of $12,250,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Fund's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Fund.

At December 31, 2015, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$ 800

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2015	2014
Distributions from ordinary income*	$ 15,989	$ 17,036

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million	.285%
Next $500 million	.270%
Next $1.0 billion	.255%
Over $2.0 billion	.240%

For the period from January 1, 2015 through September 30, 2016, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.51%.

In addition, the Advisor has agreed to voluntarily waive additional expenses. The waiver may be changed or terminated at any time without notice. Under this arrangement, the Advisor waived certain expenses of the Fund.

Accordingly, for the year ended December 31, 2015, the fee pursuant to the Investment Management Agreement aggregated $455,343, of which $378,609 was waived, resulting in an annual effective rate of 0.05% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2015, the Administration Fee was $159,769, of which $11,671 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2015, the amounts charged to the Fund by DSC aggregated $635, all of which was waived.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $10,074, of which $4,079 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. During the year ended December 31, 2015, the Fund engaged in securities purchases of $4,550,000 with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

C. Ownership of the Fund

At December 31, 2015, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 45%, 23% and 14%.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate, plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement: The Fund had no outstanding loans at December 31, 2015.

E. Additional Information

Effective on or about May 2, 2016, the Fund will operate as a government money market fund under the amendments to Rule 2a-7 under the Investment Company Act of 1940, as amended, that were adopted in July 2014 with final compliance dates ranging between July 2015 and October 2016. As currently structured, on the final compliance date for the Rule 2a-7 amendments, the Fund would be required to implement a floating net asset value and would be allowed, and in certain situations, required, to implement liquidity fees and/or redemption gates. As a government money market fund, the Fund will continue to seek to maintain a stable $1.00 net asset value (although the Fund will seek to maintain a $1.00 net asset value, there is no guarantee that it will be able do so and if the net asset value falls below $1.00, you would lose money) and the Fund will not be required to implement liquidity fees and/or redemption gates. As a government money market fund, the Fund will invest at least 99.5% of the fund’s total assets in cash, US government securities, and/or repurchase agreements that are collateralized by these same securities.

In order for the Fund to operate as a government money market fund, shareholders approved revisions to the Fund’s fundamental investment policy relating to concentration (the "Concentration Policy") such that the Fund would no longer be required to invest more than 25% of its total assets in obligations of banks and other financial institutions. If not revised, the current Concentration Policy would have precluded the Fund from operating as a government money market fund.

In addition to the revised Concentration Policy, the following changes to the Fund for it to operate as a government money market fund will also take effect on May 2, 2016:

(i) The adoption of a principal investment strategy to invest at least 99.5% of the Fund’s total assets in cash, government securities, and/or repurchase agreements that are collateralized by these same securities;

(ii) Name change from Deutsche Money Market VIP to Deutsche Government Money Market VIP;

(iii) The adoption of a principal investment strategy to invest at least 80% of net assets, plus the amount of any borrowings for investment purposes, in government securities and/or repurchase agreements that are collateralized by government securities; and

(iv) A reduction in the management fee rate paid by the Fund to DIMA as set forth below:

Current Management Fee Rate Schedule		Revised Management Fee Rate Schedule
Average Daily Assets	Management Fee Rate	Average Daily Assets	Management Fee Rate
First $500 Million	.285%	First $500 Million	.235%
Next $500 Million	.270%	Next $500 Million	.220%
Next $1 Billion	.255%	Next $1 Billion	.205%
Over $2 Million	.240%	Over $2 Million	.190%

To ensure an orderly transition to a government money market fund, DIMA anticipates that it will begin to gradually implement changes to the Fund beginning in the first quarter of 2016. As a result, it is expected that the Fund gradually will allocate a larger percentage of its assets to government securities over time until it reaches its new allocation on or about May 2, 2016. Because the yields on government securities generally may be expected to be lower than the yields on comparable non-government securities, it should be expected that the Fund's yield may decrease as more assets are invested in government securities.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and the Shareholders of Deutsche Money Market VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Money Market VIP (one of the funds constituting Deutsche Variable Series II) (the "Fund"), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Money Market VIP (one of the funds constituting Deutsche Variable Series II) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 12, 2016

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2015 to December 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2015
Actual Fund Return	Class A
Beginning Account Value 7/1/15	$ 1,000.00
Ending Account Value 12/31/15	$ 1,000.05
Expenses Paid per $1,000*	$ 1.46
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/15	$ 1,000.00
Ending Account Value 12/31/15	$ 1,023.74
Expenses Paid per $1,000*	$ 1.48

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche Variable Series II — Deutsche Money Market VIP	.29%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Other Information

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Shareholder Meeting Results (Unaudited)

A special Meeting of Shareholders (the "Meeting") of Deutsche Money Market VIP (the "Fund") was called to order on December 21, 2015 at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. At the Meeting, the following matter was voted upon by the shareholders of the Fund (the resulting votes are presented below).

1. Approval of a Revised Fundamental Investment Policy Relating to Concentration.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
86,960,739	1,533,144	6,719,138	0

* Broker non-votes are proxies received by the funds from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote in a particular matter.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Money Market VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled using information supplied by iMoneyNet, an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one- and three-year periods ended December 31, 2014, the Fund’s gross performance (Class A shares) was in the 2nd quartile of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board considered that the Fund’s management fee would be reduced by 0.05% at all breakpoint levels if shareholders approve a proposal that would result in the Fund being restructured into a government money market fund. The Board noted that the Fund’s Class A shares total (net) operating expenses were higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees ("Lipper Universe Expenses"). The Board noted the expense limitation agreed to by DIMA. The Board also noted the significant voluntary fee waivers implemented by DIMA to ensure the Fund maintained a positive yield. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (since 2015); and Director and Vice President, DeAWM Trust Company (since 2016)
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management; and Chairman, Director and President, DeAWM Trust Company (since 2013); formerly, Director, DeAWM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, DeAWM Distributors, Inc; and Secretary, DeAWM Service Company
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

VS2MM-2 (R-025834-5  2/16)

December 31, 2015

Annual Report

Deutsche Variable Series II

Deutsche Small Mid Cap Growth VIP

Contents

3 Performance Summary

4 Management Summary

5 Portfolio Summary

6 Investment Portfolio

8 Statement of Assets and Liabilities

9 Statement of Operations

9 Statement of Changes in Net Assets

11 Financial Highlights

12 Notes to Financial Statements

16 Report of Independent Registered Public Accounting Firm

17 Information About Your Fund's Expenses

18 Tax Information

18 Proxy Voting

19 Advisory Agreement Board Considerations and Fee Evaluation

21 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

DeAWM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2015 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2015 is 0.73% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment in Deutsche Small Mid Cap Growth VIP
■ Deutsche Small Mid Cap Growth VIP — Class A ■ Russell 2500™ Growth Index

The Russell 2500™ Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche Small Mid Cap Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,910	$14,957	$16,435	$16,886
	Average annual total return	–0.90%	14.36%	10.45%	5.38%
Russell 2500 Growth Index	Growth of $10,000	$9,981	$15,029	$17,179	$22,588
	Average annual total return	–0.19%	14.54%	11.43%	8.49%

The growth of $10,000 is cumulative.

Management Summary December 31, 2015 (Unaudited)

For the 12-month period ended December 31, 2015, the Fund returned –0.90% (Class A shares, unadjusted for contract charges) in comparison to the –0.19% return of the Russell 2500™ Growth Index.1

At the start of 2015 concerns resurfaced regarding global growth and the rapidly rising U.S. dollar. During the summer, continued uncertainty as to the timing of a possible short-term interest rate increase by the U.S. Federal Reserve Board (the Fed) spurred increased market volatility. The markets then entered "risk-off" mode in late June as drastic declines in China’s stock market and the possibility of a default in Greece took center stage. The bearish mood carried over into the third quarter, which was one of the most volatile market periods in recent years. China’s surprise yuan devaluation in mid-August exacerbated concerns that global growth might slow further. Throughout most of the fourth quarter, uncertainty regarding anticipated Fed moves dominated market sentiment, especially given the mixed economic pace in the United States. In mid-December, the Fed raised short-term rates by 25 basis points, the first U.S. rate hike in nearly 10 years. Continued high levels of investor anxiety surrounding weak economic data in the United States and abroad, along with declining oil prices, dampened investor enthusiasm into year end.

The Fund’s underperformance was derived primarily from unfavorable sector allocation, based on overweights in energy, health care and industrials. Underweights in materials, information technology and financials contributed positively to returns.2 Stock selection was positive across health care, industrials and energy. In contrast, selection within materials and consumer staples detracted.3

We continue to position the Fund for sustained economic recovery and remain focused on our bottom-up stock selection process. We maintain a long-term perspective, investing in quality small- and mid-cap growth stocks that trade at attractive valuations and are likely to benefit from a strong merger and acquisition cycle.

Joseph Axtell, CFA
Rafaelina M. Lee

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Russell 2500 Growth Index is an unmanaged, capitalization-weighted measure of the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes Russell 2500™ Index companies with higher price-to-book ratios and higher forecasted growth values. Index returns do not reflect fees or expenses and it is not possible to invest directly in an index.

2 "Overweight" means that the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means that the Fund holds a lower weighting.

3 Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs and household products.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/15	12/31/14

Common Stocks	98%	97%
Cash Equivalents	2%	2%
Convertible Preferred Stock	0%	—
Exchange-Traded Funds	—	1%
	100%	100%

Sector Diversification (As a % of Common Stocks and Convertible Preferred Stock)	12/31/15	12/31/14

Health Care	23%	20%
Consumer Discretionary	20%	21%
Information Technology	20%	21%
Industrials	17%	18%
Financials	9%	7%
Materials	5%	4%
Consumer Staples	4%	5%
Energy	2%	3%
Telecommunication Services	—	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2015

	Shares	Value ($)

Common Stocks 97.8%
Consumer Discretionary 19.9%
Auto Components 3.5%
American Axle & Manufacturing Holdings, Inc.*	68,587	1,299,038
Gentherm, Inc.*	39,010	1,849,074
Tenneco, Inc.*	35,282	1,619,796
		4,767,908
Hotels, Restaurants & Leisure 4.1%
Fogo De Chao, Inc.* (a)	38,723	587,041
Jack in the Box, Inc.	25,352	1,944,752
La Quinta Holdings, Inc.*	61,449	836,321
Panera Bread Co. "A"*	11,006	2,143,748
		5,511,862
Household Durables 2.7%
iRobot Corp.* (a)	54,832	1,941,053
Jarden Corp.*	30,265	1,728,737
		3,669,790
Leisure Products 0.9%
Polaris Industries, Inc.	15,019	1,290,883
Media 1.0%
Cinemark Holdings, Inc.	40,318	1,347,831
Multiline Retail 0.5%
Burlington Stores, Inc.*	15,800	677,820
Specialty Retail 4.9%
DSW, Inc. "A"	31,568	753,212
Outerwall, Inc. (a)	18,731	684,431
Penske Automotive Group, Inc.	30,344	1,284,765
The Children's Place, Inc.	19,936	1,100,467
Ulta Salon, Cosmetics & Fragrance, Inc.*	11,169	2,066,265
Urban Outfitters, Inc.* (a)	31,105	707,639
		6,596,779
Textiles, Apparel & Luxury Goods 2.3%
Carter's, Inc.	12,886	1,147,241
Hanesbrands, Inc.	65,194	1,918,659
		3,065,900
Consumer Staples 4.2%
Food & Staples Retailing 1.9%
Casey's General Stores, Inc.	16,982	2,045,482
United Natural Foods, Inc.*	13,464	529,943
		2,575,425
Food Products 2.3%
Hain Celestial Group, Inc.*	32,943	1,330,568
The WhiteWave Foods Co.*	45,730	1,779,354
		3,109,922
Energy 1.6%
Energy Equipment & Services 0.8%
Core Laboratories NV (a)	7,074	769,227
Dril-Quip, Inc.*	6,684	395,893
		1,165,120
Oil, Gas & Consumable Fuels 0.8%
Diamondback Energy, Inc.* (a)	11,120	743,928
Gulfport Energy Corp.*	12,094	297,150
		1,041,078
Financials 9.1%
Banks 6.6%
FCB Financial Holdings, Inc. "A"*	31,540	1,128,817
Pinnacle Financial Partners, Inc.	33,373	1,714,037
Signature Bank*	12,364	1,896,267
	Shares	Value ($)

South State Corp.	11,983	862,177
SVB Financial Group*	9,441	1,122,535
Talmer Bancorp., Inc. "A"	122,884	2,225,429
		8,949,262
Capital Markets 2.5%
Lazard Ltd. "A"	29,974	1,349,130
Moelis & Co. "A"	45,102	1,316,076
Oaktree Capital Group LLC (a)	15,342	732,120
		3,397,326
Health Care 21.9%
Biotechnology 7.1%
ACADIA Pharmaceuticals, Inc.* (a)	22,027	785,263
Alkermes PLC*	16,514	1,310,881
Anacor Pharmaceuticals, Inc.*	9,733	1,099,537
Ligand Pharmaceuticals, Inc.* (a)	20,682	2,242,343
NantKwest, Inc.* (a)	25,928	449,332
Neurocrine Biosciences, Inc.* (a)	15,201	859,921
Orexigen Therapeutics, Inc.*	222,200	382,184
Retrophin, Inc.*	72,725	1,402,865
Spectrum Pharmaceuticals, Inc.*	185,970	1,121,399
		9,653,725
Health Care Equipment & Supplies 3.1%
NxStage Medical, Inc.*	15,325	335,771
Orthofix International NV*	48,312	1,894,313
Zeltiq Aesthetics, Inc.*	68,151	1,944,348
		4,174,432
Health Care Providers & Services 5.8%
Centene Corp.*	30,312	1,994,833
Kindred Healthcare, Inc.	93,058	1,108,321
Molina Healthcare, Inc.* (a)	27,405	1,647,862
Providence Service Corp.*	64,652	3,033,472
		7,784,488
Life Sciences Tools & Services 1.2%
PAREXEL International Corp.*	23,153	1,577,182
Pharmaceuticals 4.7%
Flamel Technologies SA (ADR)*	211,276	2,579,680
Medicines Co.* (a)	37,131	1,386,471
Pacira Pharmaceuticals, Inc.*	31,283	2,402,222
		6,368,373
Industrials 16.2%
Aerospace & Defense 1.1%
DigitalGlobe, Inc.*	31,613	495,059
HEICO Corp. (a)	19,122	1,039,472
		1,534,531
Airlines 1.0%
JetBlue Airways Corp.*	60,173	1,362,918
Building Products 2.4%
A.O. Smith Corp.	15,341	1,175,274
Fortune Brands Home & Security, Inc.	37,243	2,066,987
		3,242,261
Construction & Engineering 1.5%
Primoris Services Corp.	89,208	1,965,252
Electrical Equipment 3.6%
Acuity Brands, Inc.	11,253	2,630,951
AZZ, Inc.	27,522	1,529,398
Thermon Group Holdings, Inc.*	42,776	723,770
		4,884,119
Machinery 5.1%
Altra Industrial Motion Corp. (a)	22,041	552,788
IDEX Corp.	13,100	1,003,591
	Shares	Value ($)

Middleby Corp.*	21,760	2,347,251
WABCO Holdings, Inc.*	21,822	2,231,518
Watts Water Technologies, Inc. "A"	16,595	824,274
		6,959,422
Professional Services 1.5%
On Assignment, Inc.* (a)	43,844	1,970,788
Information Technology 19.9%
Communications Equipment 0.6%
Palo Alto Networks, Inc.*	4,248	748,243
Electronic Equipment, Instruments & Components 2.5%
Cognex Corp.	45,416	1,533,698
IPG Photonics Corp.* (a)	20,728	1,848,109
		3,381,807
Internet Software & Services 3.4%
CoStar Group, Inc.* (a)	8,527	1,762,446
LogMeIn, Inc.*	22,800	1,529,880
WebMD Health Corp.*	28,445	1,373,893
		4,666,219
IT Services 6.6%
Broadridge Financial Solutions, Inc.	24,270	1,304,027
Cardtronics, Inc.* (a)	68,408	2,301,929
MAXIMUS, Inc.	32,334	1,818,788
VeriFone Systems, Inc.*	50,938	1,427,283
WEX, Inc.*	9,298	821,943
WNS Holdings Ltd. (ADR)*	39,628	1,235,997
		8,909,967
Semiconductors & Semiconductor Equipment 1.1%
Advanced Energy Industries, Inc.*	53,932	1,522,500
Software 5.7%
Aspen Technology, Inc.*	35,583	1,343,614
Qlik Technologies, Inc.*	27,102	858,049
Splunk, Inc.* (a)	19,500	1,146,795
Tyler Technologies, Inc.*	14,292	2,491,382
Ultimate Software Group, Inc.*	9,243	1,807,099
		7,646,939
	Shares	Value ($)

Materials 4.7%
Chemicals 2.7%
A. Schulman, Inc.	54,315	1,664,212
Huntsman Corp.	74,512	847,201
Minerals Technologies, Inc.	23,578	1,081,287
		3,592,700
Construction Materials 0.9%
Eagle Materials, Inc.	20,787	1,256,158
Containers & Packaging 1.1%
Berry Plastics Group, Inc.*	42,248	1,528,533
Telecommunication Services 0.3%
Wireless Telecommunication Services
SBA Communications Corp. "A"*	3,555	373,523
Total Common Stocks (Cost $103,384,064)		132,270,986

Convertible Preferred Stock 0.2%
Health Care
Providence Service Corp., 5.5% (Cost $283,300)	2,833	333,311

Securities Lending Collateral 13.4%
Daily Assets Fund, 0.36% (b) (c) (Cost $18,077,894)	18,077,894	18,077,894

Cash Equivalents 1.7%
Central Cash Management Fund, 0.25% (b) (Cost $2,265,809)	2,265,809	2,265,809

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $124,011,067)†	113.1	152,948,000
Other Assets and Liabilities, Net	(13.1)	(17,753,275)
Net Assets	100.0	135,194,725

* Non-income producing security.

† The cost for federal income tax purposes was $124,804,014. At December 31, 2015, net unrealized appreciation for all securities based on tax cost was $28,143,986. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $36,225,659 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,081,673.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2015 amounted to $17,468,532, which is 12.9% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 132,270,986	$ —	$ —	$ 132,270,986
Convertible Preferred Stock	—	—	333,311	333,311
Short-Term Investments (d)	20,343,703	—	—	20,343,703
Total	$ 152,614,689	$ —	$ 333,311	$ 152,948,000

There have been no transfers between fair value measurement levels during the year ended December 31, 2015.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $103,667,364) — including $17,468,532 of securities loaned	$ 132,604,297
Investment in Daily Assets Fund (cost $18,077,894)*	18,077,894
Investment in Central Cash Management Fund (cost $2,265,809)	2,265,809
Total investments in securities, at value (cost $124,011,067)	152,948,000
Cash	10,000
Receivable for investments sold	141,372
Receivable for Fund shares sold	485,831
Dividends receivable	22,092
Interest receivable	6,821
Other assets	2,863
Total assets	153,616,979
Liabilities
Payable upon return of securities loaned	18,077,894
Payable for Fund shares redeemed	176,211
Accrued management fee	65,340
Accrued Trustees' fees	2,806
Other accrued expenses and payables	100,003
Total liabilities	18,422,254
Net assets, at value	$ 135,194,725
Net Assets Consist of
Net unrealized appreciation (depreciation) on investments	28,936,933
Accumulated net realized gain (loss)	19,482,584
Paid-in capital	86,775,208
Net assets, at value	$ 135,194,725
Class A Net Asset Value, offering and redemption price per share ($135,194,725 ÷ 6,467,679 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 20.90

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2015
Investment Income
Income: Dividends (net of foreign taxes withheld of $654)	$ 779,133
Income distributions — Central Cash Management Fund	2,913
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	120,854
Total income	902,900
Expenses: Management fee	936,289
Administration fee	170,234
Services to shareholders	2,094
Custodian fee	11,954
Professional fees	77,063
Reports to shareholders	14,618
Trustees' fees and expenses	8,260
Other	9,414
Total expenses	1,229,926
Net investment income (loss)	(327,026)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	21,100,175
Change in net unrealized appreciation (depreciation) on investments	(21,155,273)
Net gain (loss)	(55,098)
Net increase (decrease) in net assets resulting from operations	$ (382,124)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2015	2014
Operations: Net investment income (loss)	$ (327,026)	$ (196,065)
Net realized gain (loss)	21,100,175	20,390,112
Change in net unrealized appreciation (depreciation)	(21,155,273)	(10,889,918)
Net increase (decrease) in net assets resulting from operations	(382,124)	9,304,129
Distributions to shareholders from: Net realized gains Class A	(13,914,292)	—
Total distributions	(13,914,292)	—
Fund share transactions: Class A Proceeds from shares sold	9,710,776	5,733,576
Reinvestment of distributions	13,914,292	—
Cost of shares redeemed	(46,020,854)	(30,428,185)
Net increase (decrease) in net assets from Class A share transactions	(22,395,786)	(24,694,609)
Increase (decrease) in net assets	(36,692,202)	(15,390,480)
Net assets at beginning of period	171,886,927	187,277,407
Net assets at end of period	$ 135,194,725	$ 171,886,927
Other Information
Class A Shares outstanding at beginning of period	7,527,702	8,676,171
Shares sold	422,288	261,454
Shares issued to shareholders in reinvestment of distributions	604,706	—
Shares redeemed	(2,087,017)	(1,409,923)
Net increase (decrease) in Class A shares	(1,060,023)	(1,148,469)
Shares outstanding at end of period	6,467,679	7,527,702

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 22.83	$ 21.59	$ 15.14	$ 13.24	$ 13.85
Income (loss) from investment operations: Net investment income (loss)[a]	(.04)	(.02)	(.04)	.02	(.03)
Net realized and unrealized gain (loss)	(.00)	1.26	6.51	1.88	(.50)
Total from investment operations	(.04)	1.24	6.47	1.90	(.53)
Less distributions from: Net investment income	—	—	(.02)	—	(.08)
Net realized gains	(1.89)	—	—	—	—
Total distributions	(1.89)	—	(.02)	—	(.08)
Net asset value, end of period	$ 20.90	$ 22.83	$ 21.59	$ 15.14	$ 13.24
Total Return (%)	(.90)	5.74	42.78	14.35	(3.91)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	135	172	187	145	147
Ratio of expenses (%)	.72	.73	.72	.74	.73
Ratio of net investment income (loss) (%)	(.19)	(.11)	(.22)	.11	(.23)
Portfolio turnover rate (%)	42	44	56	57	84
[a] Based on average shares outstanding during the period.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Small Mid Cap Growth VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-trade fund ("ETF") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended December 31, 2015, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.08% annualized effective rate as of December 31, 2015) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net operating losses and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2015, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$ 264,764
Undistributed long-term capital gains	$ 20,010,781
Net unrealized appreciation (depreciation) on investments	$ 28,143,986

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2015	2014
Distributions from long-term capital gains*	$ 13,914,292	$ —

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2015, purchases and sales of investment transactions (excluding short-term investments) aggregated $69,015,442 and $104,324,529, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.550%
Next $750 million	.525%
Over $1 billion	.500%

Accordingly, for the year ended December 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.55% of the Fund's average daily net assets.

For the period from January 1, 2015 through September 30, 2015, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.98%.

Effective October 1, 2015 through September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.86%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2015, the Administration Fee was $170,234, of which $11,880 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2015, the amounts charged to the Fund by DSC aggregated $404, of which $72 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $10,453, of which $4,311 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2015, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $10,509.

Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. During the year ended December 31, 2015, the Fund engaged in securities sales of $112,459, which resulted in realized gains of $49,999, with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

D. Ownership of the Fund

At December 31, 2015, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 71% and 24%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2015.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and Shareholders of Deutsche Small Mid Cap Growth VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Small Mid Cap Growth VIP (one of the funds constituting Deutsche Variable Series II) (the "Fund"), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Small Mid Cap Growth VIP (one of the funds constituting Deutsche Variable Series II) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 12, 2016

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2015 to December 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2015
Actual Fund Return	Class A
Beginning Account Value 7/1/15	$ 1,000.00
Ending Account Value 12/31/15	$ 900.10
Expenses Paid per $1,000*	$ 3.45
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/15	$ 1,000.00
Ending Account Value 12/31/15	$ 1,021.58
Expenses Paid per $1,000*	$ 3.67

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche Variable Series II — Deutsche Small Mid Cap Growth VIP	.72%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

The Fund paid distributions of $1.89 per share from net long-term capital gains during its year ended December 31, 2015.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $22,023,000 as capital gain dividends for its year ended December 31, 2015.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Small Mid Cap Growth VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 3rd quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2014.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (since 2015); and Director and Vice President, DeAWM Trust Company (since 2016)
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management; and Chairman, Director and President, DeAWM Trust Company (since 2013); formerly, Director, DeAWM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, DeAWM Distributors, Inc; and Secretary, DeAWM Service Company
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

VS2SMCG-2 (R-025835-5  2/16)

December 31, 2015

Annual Report

Deutsche Variable Series II

Deutsche Small Mid Cap Value VIP

Contents

3 Performance Summary

4 Management Summary

5 Portfolio Summary

6 Investment Portfolio

9 Statement of Assets and Liabilities

10 Statement of Operations

10 Statement of Changes in Net Assets

12 Financial Highlights

13 Notes to Financial Statements

17 Report of Independent Registered Public Accounting Firm

18 Information About Your Fund's Expenses

19 Tax Information

19 Proxy Voting

20 Advisory Agreement Board Considerations and Fee Evaluation

23 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Smaller and medium company stocks tend to be more volatile than large company stocks. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

DeAWM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2015 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2015 are 0.82% and 1.17% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in Deutsche Small Mid Cap Value VIP
■ Deutsche Small Mid Cap Value VIP — Class A ■ Russell 2500™ Value Index

The Russell 2500™ Value Index is an unmanaged Index of those securities in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche Small Mid Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,809	$13,999	$14,957	$20,489
	Average annual total return	–1.91%	11.87%	8.39%	7.44%
Russell 2500 Value Index	Growth of $10,000	$9,451	$13,497	$15,549	$18,781
	Average annual total return	–5.49%	10.51%	9.23%	6.51%
Deutsche Small Mid Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$9,779	$13,842	$14,701	$19,779
	Average annual total return	–2.21%	11.45%	8.01%	7.06%
Russell 2500 Value Index	Growth of $10,000	$9,451	$13,497	$15,549	$18,781
	Average annual total return	–5.49%	10.51%	9.23%	6.51%

The growth of $10,000 is cumulative.

Management Summary December 31, 2015 (Unaudited)

Class A shares of Deutsche Small Mid Cap Value VIP returned –1.91% in 2015 (unadjusted for contract charges), but the Fund outperformed the –5.49% return of its benchmark, the Russell 2500™ Value Index.1 The Fund also outperformed the index in the three- and 10-year periods ended December 31, 2015.

We employ a bottom-up, research-driven strategy and an emphasis on higher-quality, undervalued companies. This approach worked well and enabled the Fund to outpace its benchmark during the past year, with the positive contributions from our outperforming stocks more than outweighing the impact of some notable laggards. The Fund’s holdings outpaced the corresponding benchmark holdings in seven of the eight sectors in which we held a meaningful position. Our stock selection made the largest contribution to performance in the financials, materials, industrials and energy sectors, while information technology was the only sector in which our investments underperformed.

In the financial sector, the majority of our holdings delivered double-digit returns that far outpaced the return of the broader group. The largest contribution to performance came from Walker & Dunlop, Inc., a commercial real estate financing company whose shares were boosted by the combination of rising earnings, expanding product offerings and steady execution. The Fund’s performance was also helped by the strength in a number of regional banks such as Great Western Bancorp., Inc. and Sterling Bancorp, among several others. The insurance company CNO Financial Group, Inc. also made a robust positive contribution after unveiling a plan to recapitalize its balance sheet and increase its stock buyback program.

Our position in the technology-outsourcing company Convergys Corp. aided Fund returns as well. The stock underperformed in 2014, but we added to the position on the belief that its price weakness obscured its positive underlying fundamentals. Convergys shares indeed rebounded in 2015, as three of its four earnings reports exceeded the market’s expectations. The communications equipment producer Harris Corp. and the aerospace/defense company BWX Technologies, Inc. were additional positive contributors for the year.

On the negative side, the Fund’s sector allocations detracted from performance due to the adverse impact of our underweight position in financials and our overweights in materials and industrials.2 Among individual stocks, the leading detractors from performance were Harsco Corp., Belden, Inc. and Verint Systems, Inc., all of which remained in the portfolio at the close of the period.

Consistent with our bottom-up approach, our portfolio activity was focused on rotating out of strong performers that had reached our target prices and redeploying the assets into stocks that we believed offer greater upside. In this way, we were able to maintain an attractive valuation profile for the portfolio as a whole.

We continue to find an abundance of investment ideas within the universe of small- and mid-sized companies. This market segment has delivered only a modest gain in the past two years, providing us with an increased opportunity to identify high-quality, undervalued companies. We therefore view short-term volatility as a chance to take advantage of compelling values among individual stocks. We believe this patient, longer-term approach is the prudent strategy in a potentially challenging environment.

Richard Glass, CFA

Portfolio Manager

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Russell 2500 Value Index is an unmanaged index of those securities in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 "Underweight" means the Fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means the Fund holds a higher weighting.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/15	12/31/14

Common Stocks	97%	96%
Cash Equivalents	3%	4%
	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/15	12/31/14

Industrials	26%	20%
Financials	25%	23%
Information Technology	19%	21%
Consumer Discretionary	10%	12%
Materials	9%	11%
Energy	5%	5%
Health Care	4%	6%
Consumer Staples	2%	2%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2015

	Shares	Value ($)

Common Stocks 97.6%
Consumer Discretionary 9.4%
Auto Components 3.2%
Visteon Corp.*	48,870	5,595,615
Leisure Products 0.8%
Performance Sports Group Ltd.*	140,805	1,355,952
Specialty Retail 3.1%
CST Brands, Inc.	83,819	3,280,676
Ross Stores, Inc.	40,025	2,153,745
		5,434,421
Textiles, Apparel & Luxury Goods 2.3%
Hanesbrands, Inc.	137,774	4,054,689
Consumer Staples 2.2%
Food Products
ConAgra Foods, Inc.	88,722	3,740,520
Energy 4.8%
Energy Equipment & Services 1.0%
Superior Energy Services, Inc.	133,734	1,801,397
Oil, Gas & Consumable Fuels 3.8%
Cimarex Energy Co.	28,351	2,534,012
Matador Resources Co.*	102,122	2,018,952
QEP Resources, Inc.	150,981	2,023,146
		6,576,110
Financials 24.8%
Banks 10.3%
Capital Bank Financial Corp. "A"	113,350	3,624,933
Great Western Bancorp., Inc.	125,063	3,629,328
KeyCorp	289,871	3,823,399
OFG Bancorp. (a)	349,563	2,558,801
Sterling Bancorp.	271,802	4,408,628
		18,045,089
Capital Markets 2.2%
Lazard Ltd. "A"	85,545	3,850,381
Consumer Finance 2.7%
Synchrony Financial*	152,355	4,633,116
Insurance 4.6%
CNO Financial Group, Inc.	243,413	4,646,754
Reinsurance Group of America, Inc.	40,388	3,455,194
		8,101,948
Real Estate Investment Trusts 2.3%
Plum Creek Timber Co., Inc. (REIT)	83,738	3,995,977
Thrifts & Mortgage Finance 2.7%
Walker & Dunlop, Inc.*	161,782	4,660,939
Health Care 4.0%
Health Care Providers & Services 2.5%
HealthSouth Corp.	121,921	4,244,070
Life Sciences Tools & Services 1.5%
PerkinElmer, Inc.	49,343	2,643,304
Industrials 25.3%
Aerospace & Defense 2.8%
BWX Technologies, Inc.	62,690	1,991,661
Curtiss-Wright Corp.	42,139	2,886,522
		4,878,183
	Shares	Value ($)

Air Freight & Logistics 1.8%
Forward Air Corp.	74,560	3,206,825
Commercial Services & Supplies 5.3%
Covanta Holding Corp.	202,725	3,140,210
Pitney Bowes, Inc.	192,791	3,981,134
The Brink's Co.	75,574	2,181,066
		9,302,410
Electrical Equipment 2.5%
Babcock & Wilcox Enterprises, Inc.*	207,898	4,338,831
Machinery 8.3%
Harsco Corp.	213,091	1,679,157
ITT Corp.	76,073	2,762,971
Stanley Black & Decker, Inc.	43,314	4,622,903
Xylem, Inc.	150,781	5,503,507
		14,568,538
Marine 0.9%
Kirby Corp.*	28,551	1,502,354
Professional Services 1.0%
FTI Consulting, Inc.*	49,662	1,721,285
Trading Companies & Distributors 2.7%
AerCap Holdings NV*	107,600	4,644,016
Information Technology 18.5%
Communications Equipment 2.9%
Harris Corp.	58,768	5,106,939
Electronic Equipment, Instruments & Components 7.6%
Belden, Inc.	60,516	2,885,403
Dolby Laboratories, Inc. "A"	119,257	4,012,998
Rogers Corp.*	72,465	3,737,020
Zebra Technologies Corp. "A"*	38,018	2,647,954
		13,283,375
IT Services 4.7%
Convergys Corp.	185,292	4,611,918
NeuStar, Inc. "A"* (a)	145,421	3,485,741
		8,097,659
Software 3.3%
ACI Worldwide, Inc.*	89,245	1,909,843
Verint Systems, Inc.*	95,610	3,877,942
		5,787,785
Materials 8.6%
Chemicals 4.4%
Celanese Corp. "A"	58,768	3,956,850
H.B. Fuller Co.	102,879	3,751,997
		7,708,847
Containers & Packaging 2.0%
Sealed Air Corp.	75,932	3,386,567
Metals & Mining 2.2%
Materion Corp.	138,273	3,871,644
Total Common Stocks (Cost $162,208,304)		170,138,786

Securities Lending Collateral 2.2%
Daily Assets Fund, 0.36% (b) (c) (Cost $3,779,500)	3,779,500	3,779,500

	Shares	Value ($)

Cash Equivalents 2.5%
Central Cash Management Fund, 0.25% (b) (Cost $4,432,982)	4,432,982	4,432,982

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $170,420,786)†	102.3	178,351,268
Other Assets and Liabilities, Net	(2.3)	(3,973,590)
Net Assets	100.0	174,377,678

* Non-income producing security.

† The cost for federal income tax purposes was $170,356,978. At December 31, 2015, net unrealized appreciation for all securities based on tax cost was $7,994,290. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $27,330,886 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $19,336,596.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2015 amounted to $3,553,227, which is 2.0% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$ 170,138,786	$ —	$ —	$ 170,138,786
Short-Term Investments (d)	8,212,482	—	—	8,212,482
Total	$ 178,351,268	$ —	$ —	$ 178,351,268

There have been no transfers between fair value measurement levels during the year ended December 31, 2015.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $162,208,304) — including $3,553,227 of securities loaned	$ 170,138,786
Investment in Daily Assets Fund (cost $3,779,500)*	3,779,500
Investment in Central Cash Management Fund (cost $4,432,982)	4,432,982
Total investments in securities, at value (cost $170,420,786)	178,351,268
Receivable for Fund shares sold	23,908
Dividends receivable	120,688
Interest receivable	11,330
Other assets	3,443
Total assets	178,510,637
Liabilities
Payable upon return of securities loaned	3,779,500
Payable for Fund shares redeemed	146,203
Accrued management fee	99,311
Accrued Trustees' fees	3,454
Other accrued expenses and payables	104,491
Total liabilities	4,132,959
Net assets, at value	$ 174,377,678
Net Assets Consist of
Undistributed net investment income	973,558
Net unrealized appreciation (depreciation) on: Investments	7,930,482
Accumulated net realized gain (loss)	17,119,296
Paid-in capital	148,354,342
Net assets, at value	$ 174,377,678
Class A Net Asset Value, offering and redemption price per share ($160,788,343 ÷ 10,068,570 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 15.97
Class B Net Asset Value, offering and redemption price per share ($13,589,335 ÷ 852,173 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 15.95

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2015
Investment Income
Income: Dividends (net of foreign taxes withheld of $7,916)	$ 2,526,801
Income distributions — Central Cash Management Fund	7,486
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	226,574
Total income	2,760,861
Expenses: Management fee	1,374,275
Administration fee	211,427
Services to shareholders	6,266
Record keeping fees (Class B)	16,817
Distribution service fee (Class B)	38,802
Custodian fee	9,728
Professional fees	71,198
Trustees' fees and expenses	9,994
Other	9,648
Total expenses	1,748,155
Net investment income (loss)	1,012,706
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	17,066,350
Change in net unrealized appreciation (depreciation) on investments	(20,852,678)
Net gain (loss)	(3,786,328)
Net increase (decrease) in net assets resulting from operations	$ (2,773,622)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2015	2014
Operations: Net investment income (loss)	$ 1,012,706	$ 687,058
Net realized gain (loss)	17,066,350	18,607,552
Change in net unrealized appreciation (depreciation)	(20,852,678)	(7,308,422)
Net increase (decrease) in net assets resulting from operations	(2,773,622)	11,986,188
Distributions to shareholders from: Net investment income: Class A	(593,081)	(1,782,045)
Class B	—	(85,579)
Net realized gains: Class A	(17,173,555)	(1,065,847)
Class B	(1,373,376)	(91,018)
Total distributions	(19,140,012)	(3,024,489)
Fund share transactions: Class A Proceeds from shares sold	11,088,951	7,581,114
Reinvestment of distributions	17,766,636	2,847,892
Payments for shares redeemed	(52,858,262)	(53,470,098)
Net increase (decrease) in net assets from Class A share transactions	(24,002,675)	(43,041,092)
Class B Proceeds from shares sold	2,463,269	2,985,548
Reinvestment of distributions	1,373,376	176,597
Payments for shares redeemed	(5,621,076)	(6,702,666)
Net increase (decrease) in net assets from Class B share transactions	(1,784,431)	(3,540,521)
Increase (decrease) in net assets	(47,700,740)	(37,619,914)
Net assets at beginning of period	222,078,418	259,698,332
Net assets at end of period (including undistributed net investment income of $973,558 and $618,223, respectively)	$ 174,377,678	$ 222,078,418
Other Information
Class A Shares outstanding at beginning of period	11,531,437	14,042,897
Shares sold	646,274	442,556
Shares issued to shareholders in reinvestment of distributions	1,025,787	170,839
Shares redeemed	(3,134,928)	(3,124,855)
Net increase (decrease) in Class A shares	(1,462,867)	(2,511,460)
Shares outstanding at end of period	10,068,570	11,531,437
Class B Shares outstanding at beginning of period	953,703	1,160,889
Shares sold	143,164	174,632
Shares issued to shareholders in reinvestment of distributions	79,203	10,581
Shares redeemed	(323,897)	(392,399)
Net increase (decrease) in Class B shares	(101,530)	(207,186)
Shares outstanding at end of period	852,173	953,703

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 17.79	$ 17.08	$ 12.78	$ 11.36	$ 12.21
Income (loss) from investment operations: Net investment income[a]	.09	.05	.12	.14	.13
Net realized and unrealized gain (loss)	(.31)	.88	4.35	1.42	(.85)
Total from investment operations	(.22)	.93	4.47	1.56	(.72)
Less distributions from: Net investment income	(.05)	(.14)	(.17)	(.14)	(.13)
Net realized gains	(1.55)	(.08)	—	—	—
Total distributions	(1.60)	(.22)	(.17)	(.14)	(.13)
Net asset value, end of period	$ 15.97	$ 17.79	$ 17.08	$ 12.78	$ 11.36
Total Return (%)	(1.91)	5.53	35.24	13.77	(6.08)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	161	205	240	219	216
Ratio of expenses (%)	.80	.82	.82	.82	.81
Ratio of net investment income (%)	.51	.32	.81	1.18	1.08
Portfolio turnover rate (%)	25	34	115	11	36
[a] Based on average shares outstanding during the period.

Class B	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 17.77	$ 17.07	$ 12.78	$ 11.36	$ 12.20
Income (loss) from investment operations: Net investment income[a]	.02	(.01)	.07	.10	.09
Net realized and unrealized gain (loss)	(.29)	.87	4.34	1.42	(.85)
Total from investment operations	(.27)	.86	4.41	1.52	(.76)
Less distributions from: Net investment income	—	(.08)	(.12)	(.10)	(.08)
Net realized gains	(1.55)	(.08)	—	—	—
Total distributions	(1.55)	(.16)	(.12)	(.10)	(.08)
Net asset value, end of period	$ 15.95	$ 17.77	$ 17.07	$ 12.78	$ 11.36
Total Return (%)	(2.21)	5.09	34.70	13.38	(6.33)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	17	20	17	20
Ratio of expenses (%)	1.16	1.17	1.17	1.16	1.15
Ratio of net investment income (loss) (%)	.14	(.04)	.45	.81	.74
Portfolio turnover rate (%)	25	34	115	11	36
[a] Based on average shares outstanding during the period.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Small Mid Cap Value VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended December 31, 2015, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.08% annualized effective rate as of December 31, 2015) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to income received from Real Estate Investment Trusts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2015, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$ 1,770,631
Undistributed long-term capital gains	$ 16,258,415
Unrealized appreciation (depreciation) on investments	$ 7,994,290

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2015	2014
Distributions from ordinary income*	$ 9,435,762	$ 1,867,624
Distributions from long-term capital gains	$ 9,704,250	$ 1,156,865

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2015, purchases and sales of investment transactions (excluding short-term investments) aggregated $51,250,720 and $91,145,622, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.650%
Next $750 million	.620%
Next $1.5 billion	.600%
Next $2.5 billion	.580%
Next $2.5 billion	.550%
Next $2.5 billion	.540%
Next $2.5 billion	.530%
Over $12.5 billion	.520%

Accordingly, for the year ended December 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund's average daily net assets.

For the period from January 1, 2015 through September 30, 2015, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.84%
Class B	1.19%

Effective October 1, 2015 through September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.82%
Class B	1.18%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2015, the Administration Fee was $211,427, of which $15,279 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2015, the amounts charged to the Fund by DSC were as follows:

Service to Shareholders	Total Aggregated	Unpaid at December 31, 2015
Class A	$ 638	$ 112
Class B	598	100
	$ 1,236	$ 212

Distribution Service Agreement. Under the Fund's Class B 12b-1 plan, DeAWM Distributors, Inc. ("DDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2015, the Distribution Service Fee aggregated $38,802, of which $2,939 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Other expenses" aggregated $10,843, of which $4,142 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Ownership of the Fund

At December 31, 2015, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 54% and 22%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 33 and 24%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2015.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and Shareholders of Deutsche Small Mid Cap Value VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Small Mid Cap Value VIP (one of the funds constituting Deutsche Variable series II) (the "Fund"), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Small Mid Cap Value VIP (one of the funds constituting Deutsche Variable Series II) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 12, 2016

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2015 to December 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2015
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/15	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/15	$ 902.30	$ 900.60
Expenses Paid per $1,000*	$ 3.74	$ 5.46
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/15	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/15	$ 1,021.27	$ 1,019.46
Expenses Paid per $1,000*	$ 3.97	$ 5.80

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche Variable Series II — Deutsche Small Mid Cap Value VIP	.78%	1.14%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

The Fund paid distributions of $0.81 per share from net long-term capital gains during its year ended December 31, 2015.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $17,885,000 as capital gain dividends for its year ended December 31, 2015.

For corporate shareholders, 25% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2015, qualified for the dividends received deduction.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Small Mid Cap Value VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Directors that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2014. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2015. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (since 2015); and Director and Vice President, DeAWM Trust Company (since 2016)
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management; and Chairman, Director and President, DeAWM Trust Company (since 2013); formerly, Director, DeAWM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, DeAWM Distributors, Inc; and Secretary, DeAWM Service Company
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

VS2SMCV-2 (R-025829-5  2/16)

December 31, 2015

Annual Report

Deutsche Variable Series II

Deutsche Unconstrained Income VIP

Contents

3 Performance Summary

4 Management Summary

5 Portfolio Summary

6 Investment Portfolio

21 Statement of Assets and Liabilities

22 Statement of Operations

23 Statement of Changes in Net Assets

24 Financial Highlights

25 Notes to Financial Statements

34 Report of Independent Registered Public Accounting Firm

35 Information About Your Fund's Expenses

36 Tax Information

36 Proxy Voting

37 Advisory Agreement Board Considerations and Fee Evaluation

40 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

DeAWM Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2015 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2015 is 1.10% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment in Deutsche Unconstrained Income VIP
■ Deutsche Unconstrained Income VIP — Class A ■ Barclays U.S. Universal Index ■ Barclays U.S. Aggregate Bond Index

The unmanaged Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
Deutsche Unconstrained Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,698	$9,811	$11,683	$16,726
	Average annual total return	–3.02%	–0.63%	3.16%	5.28%
Barclays U.S. Universal Index	Growth of $10,000	$10,043	$10,459	$11,854	$15,791
	Average annual total return	0.43%	1.51%	3.46%	4.67%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,055	$10,439	$11,732	$15,552
	Average annual total return	0.55%	1.44%	3.25%	4.51%

The growth of $10,000 is cumulative.

Management Summary December 31, 2015 (Unaudited)

The Class A shares of the Fund returned –3.02% (unadjusted for contract charges) during 2015, underperforming the 0.43% return of the Barclays U.S. Universal Index.1 The Fund has outpaced the benchmark in the 10-year period ended December 31, 2015.

The backdrop of sluggish global growth led to divergent returns among the underlying segments of the bond market during 2015. The slow-growth environment supported the performance of the interest-rate-sensitive segments of the market, particularly intermediate-to-longer-term U.S. Treasuries. The relative strength in Treasuries, in turn, fed through to other rate-sensitive market segments, such as mortgage-backed securities and asset-backed securities. However, corporate bonds closed the annual period with a small loss due in part to a substantial increase in new-issue supply. High-yield bonds also lagged, as the sharp drop in commodity prices led to poor performance for the many energy and metals/mining issuers within the asset class. In contrast, emerging-markets bonds finished the year in positive territory.

Against this backdrop, the Fund’s allocation to high-yield bonds was the primary factor in its underperformance during the past 12 months. Our weighting in high yield was an important factor in the Fund’s positive performance in the 2012 to 2014 interval, and we continued to favor the asset class coming into the reporting period, due to the backdrop of positive domestic growth. This positioning detracted from returns during 2015, however, due to the substantial underperformance for high yield relative to the rest of the market. On the plus side, the Fund’s investment-grade allocation performed well in the environment of falling yields. Here, we continued to favor structured products (mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities) over investment-grade corporate bonds.

The Fund employed derivatives during the period to manage its currency, interest-rate and asset-class exposures. In some cases, derivatives were used to hedge existing positions; in others, they were used to take opportunistic positions in a more efficient manner than buying securities outright. On balance, the Fund’s use of derivatives for non-hedging purposes contributed positively to performance, particularly within the currency space.

We continue to employ a cautious approach with an emphasis on risk management. We believe the key issues that weighed on the performance of higher-risk market segments during 2015 — slowing growth in China, volatility in commodity prices and uncertainty regarding the direction of Fed policy — remain firmly in place. In addition, we believe that a global recession, while not the most likely scenario, is a risk that needs to be taken into account. We therefore continue to favor higher-quality securities across the major asset classes in which the Fund is invested. In the investment-grade corporate space, the majority of the portfolio is invested in bonds rated A or better, and we prefer more stable sectors — such as telecommunications and banking — over energy and metals/mining. Similarly, our high-yield exposure is tilted toward the U.S. consumer sector, which remains in good health, rather than areas that are facing headwinds, such as energy and manufacturing. In the emerging-markets portfolio, we increased our allocation to sovereign debt over corporates as the year progressed, with a preference for higher-quality issuers over those with weaker credit fundamentals.

Gary Russell, CFA William Chepolis, CFA Portfolio Managers	John D. Ryan Philip G. Condon	Darwei Kung

Effective February 1, 2016, the portfolio management team is as follows:

Gary Russell, CFA John D. Ryan Portfolio Managers	Darwei Kung

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The unmanaged Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index. Index returns do not reflect fees or expenses and it is not possible to invest directly in an index.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/15	12/31/14

Corporate Bonds	47%	52%
Government & Agency Obligations	20%	13%
Collateralized Mortgage Obligations	13%	3%
Mortgage-Backed Securities Pass-Throughs	8%	2%
Loan Participations and Assignments	4%	4%
Cash Equivalents	3%	17%
Commercial Mortgage-Backed Securities	2%	1%
Asset-Backed	2%	1%
Common Stocks	1%	0%
Municipal Bonds and Notes	—	2%
Exchange-Traded Fund	—	5%
	100%	100%

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/15	12/31/14

AAA	32%	8%
AA	0%	4%
A	4%	5%
BBB	17%	19%
BB	29%	32%
B	13%	19%
CCC or Below	2%	5%
Not Rated	3%	8%
	100%	100%

Interest Rate Sensitivity	12/31/15	12/31/14

Effective Maturity	7.6 years	5.7 years
Effective Duration	3.5 years	3.0 years

The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings, Inc. ("Fitch") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2015

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 48.3%
Consumer Discretionary 8.3%
1011778 B.C. Unlimited Liability Co., 144A, 4.625%, 1/15/2022		15,000	15,038
Ally Financial, Inc.:
3.25%, 2/13/2018		35,000	34,825
4.125%, 3/30/2020		35,000	34,825
AMC Entertainment, Inc., 5.875%, 2/15/2022		30,000	30,450
AMC Networks, Inc., 7.75%, 7/15/2021		15,000	15,750
AmeriGas Finance LLC:
6.75%, 5/20/2020		70,000	68,075
7.0%, 5/20/2022		60,000	58,050
Asbury Automotive Group, Inc., 144A, 6.0%, 12/15/2024		20,000	20,650
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		45,000	46,913
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		50,000	42,500
Avis Budget Car Rental LLC:
144A, 5.25%, 3/15/2025		60,000	56,850
5.5%, 4/1/2023 (b)		30,000	30,075
Bed Bath & Beyond, Inc.:
4.915%, 8/1/2034		40,000	35,686
5.165%, 8/1/2044		50,000	42,351
Block Communications, Inc., 144A, 7.25%, 2/1/2020		65,000	64,675
Boyd Gaming Corp., 6.875%, 5/15/2023		20,000	20,550
Caleres, Inc., 6.25%, 8/15/2023		15,000	14,775
CCO Holdings LLC:
144A, 5.125%, 5/1/2023		50,000	50,000
144A, 5.375%, 5/1/2025 (b)		35,000	34,825
144A, 5.875%, 5/1/2027		60,000	59,700
7.0%, 1/15/2019		9,000	9,191
CCO Safari II LLC:
144A, 4.908%, 7/23/2025		10,000	9,990
144A, 6.484%, 10/23/2045		10,000	10,016
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		89,000	80,100
144A, 6.375%, 9/15/2020		125,000	122,187
Churchill Downs, Inc., 144A, 5.375%, 12/15/2021		15,368	15,406
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		15,000	14,475
Series A, 7.625%, 3/15/2020		20,000	18,200
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		5,000	4,988
CSC Holdings LLC, 5.25%, 6/1/2024 (b)		35,000	30,713
CVS Health Corp., 5.125%, 7/20/2045		20,000	21,069
D.R. Horton, Inc., 4.0%, 2/15/2020		10,000	10,057
Dana Holding Corp., 5.5%, 12/15/2024		25,000	24,250
Discovery Communications LLC, 4.875%, 4/1/2043		10,000	8,231
DISH DBS Corp.:
4.25%, 4/1/2018		40,000	40,100
5.0%, 3/15/2023		50,000	43,375
		Principal Amount ($)(a)	Value ($)

6.75%, 6/1/2021		10,000	10,075
7.125%, 2/1/2016		155,000	155,484
Dollar Tree, Inc.:
144A, 5.25%, 3/1/2020		50,000	51,625
144A, 5.75%, 3/1/2023		35,000	36,225
Fiat Chrysler Automobiles NV, 4.5%, 4/15/2020		245,000	248,062
General Motors Financial Co., Inc.:
3.2%, 7/13/2020		20,000	19,692
3.25%, 5/15/2018		15,000	15,075
Global Partners LP, 7.0%, 6/15/2023		30,000	24,600
Group 1 Automotive, Inc.:
5.0%, 6/1/2022		60,000	59,400
144A, 5.25%, 12/15/2023		65,000	64,350
HD Supply, Inc.:
7.5%, 7/15/2020		15,000	15,600
11.5%, 7/15/2020		45,000	49,837
Hertz Corp., 6.75%, 4/15/2019		50,000	51,075
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		20,000	17,700
Live Nation Entertainment, Inc.:
144A, 5.375%, 6/15/2022		5,000	4,925
144A, 7.0%, 9/1/2020		50,000	51,750
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		30,000	30,900
Mediacom Broadband LLC:
5.5%, 4/15/2021		5,000	4,813
6.375%, 4/1/2023		65,000	63,537
Mediacom LLC, 7.25%, 2/15/2022		20,000	20,200
MGM Resorts International, 6.75%, 10/1/2020		76,000	78,090
Nielsen Finance LLC, 144A, 5.0%, 4/15/2022		20,000	19,750
Numericable-SFR, 144A, 4.875%, 5/15/2019		70,000	69,387
Pinnacle Entertainment, Inc., 6.375%, 8/1/2021		20,000	21,025
Quebecor Media, Inc., 5.75%, 1/15/2023		30,000	30,225
Sabre GLBL, Inc., 144A, 5.375%, 4/15/2023 (b)		5,000	4,975
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021 (b)		15,000	14,963
Serta Simmons Bedding LLC, 144A, 8.125%, 10/1/2020		35,000	36,575
Sirius XM Radio, Inc., 144A, 5.875%, 10/1/2020 (b)		30,000	31,425
Spectrum Brands, Inc., 144A, 5.75%, 7/15/2025		15,000	15,375
Springs Industries, Inc., 6.25%, 6/1/2021		35,000	34,650
Starz LLC, 5.0%, 9/15/2019		25,000	25,313
Suburban Propane Partners LP, 5.75%, 3/1/2025		20,000	16,200
Time Warner Cable, Inc., 7.3%, 7/1/2038		35,000	37,946
UCI International LLC, 8.625%, 2/15/2019		20,000	6,900
Viking Cruises Ltd.:
144A, 6.25%, 5/15/2025		30,000	24,600
144A, 8.5%, 10/15/2022		30,000	28,425
			2,729,660
		Principal Amount ($)(a)	Value ($)

Consumer Staples 2.1%
Aramark Services, Inc., 144A, 5.125%, 1/15/2024 (b)		20,000	20,375
Chiquita Brands International, Inc., 7.875%, 2/1/2021		11,000	11,523
Constellation Brands, Inc., 4.75%, 12/1/2025		10,000	10,188
Cott Beverages, Inc.:
5.375%, 7/1/2022		60,000	58,800
6.75%, 1/1/2020		25,000	25,812
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		85,000	88,400
JBS Investments GmbH, 144A, 7.25%, 4/3/2024		70,000	63,525
JBS U.S.A. LLC:
144A, 5.75%, 6/15/2025		25,000	21,750
144A, 7.25%, 6/1/2021		80,000	79,400
144A, 8.25%, 2/1/2020 (b)		25,000	25,000
Minerva Luxembourg SA, 144A, 12.25%, 2/10/2022		200,000	202,000
Pilgrim's Pride Corp., 144A, 5.75%, 3/15/2025 (b)		25,000	24,313
Post Holdings, Inc., 144A, 6.75%, 12/1/2021 (b)		15,000	15,300
Reynolds American, Inc.:
4.45%, 6/12/2025		10,000	10,458
5.85%, 8/15/2045		10,000	11,117
Smithfield Foods, Inc., 6.625%, 8/15/2022		2,000	2,075
The WhiteWave Foods Co., 5.375%, 10/1/2022		30,000	31,725
			701,761
Energy 5.2%
Antero Resources Corp.:
5.125%, 12/1/2022		45,000	34,200
5.375%, 11/1/2021		35,000	28,000
144A, 5.625%, 6/1/2023		25,000	19,500
Baytex Energy Corp.:
144A, 5.125%, 6/1/2021		10,000	6,725
144A, 5.625%, 6/1/2024		15,000	10,050
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022		10,000	6,900
California Resources Corp.:
5.0%, 1/15/2020		3,000	1,069
6.0%, 11/15/2024		4,000	1,220
144A, 8.0%, 12/15/2022		13,000	6,841
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023		30,000	24,300
Chesapeake Energy Corp., 5.75%, 3/15/2023 (b)		40,000	11,600
Concho Resources, Inc., 5.5%, 4/1/2023 (b)		70,000	64,750
Crestwood Midstream Partners LP, 144A, 6.25%, 4/1/2023		10,000	6,975
Delek & Avner Tamar Bond Ltd., 144A, 5.082%, 12/30/2023		200,000	201,250
Endeavor Energy Resources LP:
144A, 7.0%, 8/15/2021		35,000	31,150
144A, 8.125%, 9/15/2023		35,000	31,500
EP Energy LLC, 6.375%, 6/15/2023 (b)		25,000	12,500
Gulfport Energy Corp., 6.625%, 5/1/2023		10,000	8,350
Hilcorp Energy I LP:
144A, 5.0%, 12/1/2024		25,000	20,750
144A, 5.75%, 10/1/2025		40,000	34,800
		Principal Amount ($)(a)	Value ($)

Holly Energy Partners LP, 6.5%, 3/1/2020		20,000	19,800
Kinder Morgan, Inc.:
3.05%, 12/1/2019		75,000	69,413
5.55%, 6/1/2045		50,000	39,031
7.25%, 6/1/2018		55,000	57,111
Laredo Petroleum, Inc., 6.25%, 3/15/2023		35,000	30,450
MEG Energy Corp.:
144A, 6.5%, 3/15/2021		40,000	28,000
144A, 7.0%, 3/31/2024		50,000	35,500
Memorial Resource Development Corp., 5.875%, 7/1/2022		25,000	21,875
Murphy Oil U.S.A., Inc., 6.0%, 8/15/2023		40,000	42,000
Newfield Exploration Co., 5.375%, 1/1/2026		20,000	16,550
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		65,000	43,225
Oasis Petroleum, Inc.:
6.875%, 3/15/2022		75,000	48,000
6.875%, 1/15/2023		30,000	18,600
ONEOK Partners LP, 4.9%, 3/15/2025		20,000	16,845
Pacific Exploration & Production Corp., 144A, 5.375%, 1/26/2019		200,000	38,000
Parsley Energy LLC, 144A, 7.5%, 2/15/2022		5,000	4,775
Range Resources Corp., 144A, 4.875%, 5/15/2025		25,000	19,000
Regency Energy Partners LP:
5.0%, 10/1/2022		15,000	13,288
5.875%, 3/1/2022		5,000	4,713
Rice Energy, Inc., 144A, 7.25%, 5/1/2023		5,000	3,650
RSP Permian, Inc.:
6.625%, 10/1/2022		60,000	55,200
144A, 6.625%, 10/1/2022		10,000	9,200
Sabine Pass Liquefaction LLC:
5.625%, 2/1/2021		105,000	96,600
144A, 5.625%, 3/1/2025		30,000	25,388
Seven Generations Energy Ltd., 144A, 6.75%, 5/1/2023		10,000	8,400
Sunoco LP:
144A, 5.5%, 8/1/2020		20,000	18,950
144A, 6.375%, 4/1/2023		20,000	18,800
Talos Production LLC, 144A, 9.75%, 2/15/2018		30,000	12,900
Targa Resources Partners LP, 4.125%, 11/15/2019		10,000	8,325
Tesoro Corp., 4.25%, 10/1/2017		35,000	35,787
Transocean, Inc., 4.3%, 10/15/2022		145,000	76,850
Whiting Petroleum Corp.:
5.75%, 3/15/2021 (b)		25,000	18,225
6.25%, 4/1/2023 (b)		115,000	82,800
Williams Partners LP:
4.0%, 9/15/2025		30,000	22,463
6.125%, 7/15/2022		55,000	52,028
WPX Energy, Inc., 8.25%, 8/1/2023		35,000	28,000
			1,702,172
Financials 7.0%
Banco Continental SAECA, 144A, 8.875%, 10/15/2017		200,000	203,500
Barclays Bank PLC, 7.625%, 11/21/2022		200,000	227,750
		Principal Amount ($)(a)	Value ($)

BBVA Bancomer SA, 144A, 6.75%, 9/30/2022		150,000	165,000
CBL & Associates LP, (REIT), 4.6%, 10/15/2024		120,000	113,107
CNO Financial Group, Inc.:
4.5%, 5/30/2020		10,000	10,200
5.25%, 5/30/2025		15,000	15,263
Corp. Financiera de Desarrollo SA, 144A, 4.75%, 2/8/2022		250,000	253,750
E*TRADE Financial Corp., 4.625%, 9/15/2023		25,000	25,406
Equinix, Inc.:
(REIT), 5.375%, 4/1/2023		105,000	107,100
(REIT), 5.875%, 1/15/2026		15,000	15,450
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044		50,000	47,139
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022		110,000	112,992
International Lease Finance Corp.:
3.875%, 4/15/2018		65,000	65,487
5.75%, 5/15/2016		20,000	20,275
6.25%, 5/15/2019		50,000	53,562
8.75%, 3/15/2017		120,000	127,800
Legg Mason, Inc., 5.625%, 1/15/2044		45,000	44,699
Macquarie Group Ltd., 144A, 6.0%, 1/14/2020		200,000	220,738
Massachusetts Mutual Life Insurance Co., 144A, 4.5%, 4/15/2065		10,000	8,944
Morgan Stanley, Series H, 5.45%, 7/29/2049		20,000	19,525
MPT Operating Partnership LP:
(REIT), 6.375%, 2/15/2022		45,000	45,900
(REIT), 6.875%, 5/1/2021		50,000	51,875
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044		65,000	65,070
Neuberger Berman Group LLC, 144A, 5.875%, 3/15/2022		45,000	46,800
Omega Healthcare Investors, Inc., (REIT), 4.95%, 4/1/2024		130,000	131,291
Seminole Tribe of Florida, Inc., 144A, 7.804%, 10/1/2020		70,000	72,100
The Goldman Sachs Group, Inc., Series L, 5.7%, 12/29/2049		35,000	34,781
			2,305,504
Health Care 4.4%
AbbVie, Inc., 3.6%, 5/14/2025		20,000	19,739
Actavis Funding SCS, 4.75%, 3/15/2045		2,000	1,950
Alere, Inc., 144A, 6.375%, 7/1/2023		25,000	23,375
Community Health Systems, Inc.:
5.125%, 8/15/2018		185,000	185,925
5.125%, 8/1/2021		5,000	4,975
6.875%, 2/1/2022 (b)		30,000	28,463
Concordia Healthcare Corp., 144A, 7.0%, 4/15/2023		10,000	8,675
Endo Finance LLC:
144A, 5.75%, 1/15/2022 (b)		35,000	33,950
144A, 5.875%, 1/15/2023		35,000	34,300
Endo Ltd., 144A, 6.0%, 2/1/2025		20,000	19,700
HCA, Inc.:
5.875%, 2/15/2026		35,000	35,131
6.5%, 2/15/2020		210,000	228,795
7.5%, 2/15/2022		80,000	88,600
		Principal Amount ($)(a)	Value ($)

Hologic, Inc., 144A, 5.25%, 7/15/2022		10,000	10,200
LifePoint Health, Inc.:
5.5%, 12/1/2021		35,000	35,613
5.875%, 12/1/2023		25,000	25,375
Mallinckrodt International Finance SA:
4.75%, 4/15/2023		75,000	66,375
144A, 4.875%, 4/15/2020		20,000	19,250
Tenet Healthcare Corp.:
144A, 4.012%**, 6/15/2020 (b)		20,000	19,500
6.25%, 11/1/2018		80,000	84,200
6.75%, 6/15/2023 (b)		50,000	46,375
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020		50,000	47,000
144A, 5.875%, 5/15/2023		40,000	35,700
144A, 6.125%, 4/15/2025		115,000	102,637
144A, 6.375%, 10/15/2020		35,000	33,775
144A, 6.75%, 8/15/2018		70,000	69,370
144A, 7.5%, 7/15/2021		140,000	139,650
			1,448,598
Industrials 4.0%
ADT Corp.:
3.5%, 7/15/2022 (b)		20,000	17,900
5.25%, 3/15/2020 (b)		40,000	42,000
6.25%, 10/15/2021 (b)		55,000	57,450
Aerojet Rocketdyne Holdings, Inc., 7.125%, 3/15/2021		80,000	83,200
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		40,000	35,500
Belden, Inc., 144A, 5.5%, 9/1/2022		55,000	52,937
Bombardier, Inc.:
144A, 5.75%, 3/15/2022		55,000	38,362
144A, 6.0%, 10/15/2022		35,000	24,535
144A, 7.5%, 3/15/2025		10,000	7,000
144A, 7.75%, 3/15/2020		45,000	36,338
Casella Waste Systems, Inc., 7.75%, 2/15/2019		80,000	79,400
Covanta Holding Corp., 5.875%, 3/1/2024		30,000	27,150
CTP Transportation Products LLC, 144A, 8.25%, 12/15/2019		35,000	36,488
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021 (b)		25,000	21,000
EnerSys, 144A, 5.0%, 4/30/2023		5,000	4,975
Florida East Coast Holdings Corp., 144A, 6.75%, 5/1/2019		15,000	13,725
Garda World Security Corp., 144A, 7.25%, 11/15/2021		45,000	38,700
Gates Global LLC, 144A, 6.0%, 7/15/2022		30,000	21,600
Masonite International Corp., 144A, 5.625%, 3/15/2023		25,000	25,813
Meritor, Inc.:
6.25%, 2/15/2024		30,000	25,650
6.75%, 6/15/2021		40,000	36,800
Nortek, Inc., 8.5%, 4/15/2021		75,000	77,820
OPE KAG Finance Sub, Inc., 144A, 7.875%, 7/31/2023		30,000	29,813
Oshkosh Corp.:
5.375%, 3/1/2022		22,500	22,500
5.375%, 3/1/2025		5,000	4,900
Ply Gem Industries, Inc., 6.5% , 2/1/2022		60,000	54,600
		Principal Amount ($)(a)	Value ($)

SBA Communications Corp., 5.625%, 10/1/2019		30,000	31,275
Spirit AeroSystems, Inc., 5.25%, 3/15/2022		40,000	40,825
Titan International, Inc., 6.875%, 10/1/2020 (b)		25,000	18,625
Triumph Group, Inc., 5.25%, 6/1/2022		20,000	16,100
United Rentals North America, Inc.:
4.625%, 7/15/2023		20,000	19,950
7.375%, 5/15/2020		95,000	100,225
7.625%, 4/15/2022		95,000	101,526
Wise Metals Group LLC, 144A, 8.75%, 12/15/2018		30,000	22,725
XPO Logistics, Inc., 144A, 6.5%, 6/15/2022 (b)		30,000	27,750
			1,295,157
Information Technology 2.7%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		15,000	15,450
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		130,000	136,175
Audatex North America, Inc., 144A, 6.0%, 6/15/2021		25,000	25,188
BMC Software Finance, Inc., 144A, 8.125%, 7/15/2021		30,000	19,950
Boxer Parent Co., Inc., 144A, 9.0%, 10/15/2019		40,000	24,800
Cardtronics, Inc., 5.125%, 8/1/2022		20,000	19,300
CDW LLC, 6.0%, 8/15/2022		50,000	52,750
EarthLink Holdings Corp., 7.375%, 6/1/2020		30,000	30,525
Entegris, Inc., 144A, 6.0%, 4/1/2022		20,000	20,250
Fidelity National Information Services, Inc., 3.625%, 10/15/2020		20,000	20,261
First Data Corp.:
144A, 6.75%, 11/1/2020		72,000	75,510
144A, 8.75%, 1/15/2022		45,000	47,018
Freescale Semiconductor, Inc., 144A, 6.0%, 1/15/2022		40,000	41,900
Hewlett Packard Enterprise Co.:
144A, 4.9%, 10/15/2025		20,000	19,612
144A, 6.35%, 10/15/2045		15,000	14,240
Infor U.S., Inc., 144A, 6.5%, 5/15/2022 (b)		30,000	25,350
Informatica LLC, 144A, 7.125%, 7/15/2023 (b)		10,000	9,050
Jabil Circuit, Inc., 7.75%, 7/15/2016		30,000	30,750
KLA-Tencor Corp., 4.65%, 11/1/2024		45,000	45,277
Micron Technology, Inc., 144A, 5.25%, 8/1/2023		30,000	26,925
NCR Corp.:
5.875%, 12/15/2021		10,000	9,850
6.375%, 12/15/2023		20,000	19,700
NXP BV, 144A, 3.75%, 6/1/2018		35,000	35,175
Open Text Corp., 144A, 5.625%, 1/15/2023		25,000	24,750
Riverbed Technology, Inc., 144A, 8.875%, 3/1/2023		20,000	18,500
Sanmina Corp., 144A, 4.375%, 6/1/2019		5,000	5,025
Seagate HDD Cayman, 144A, 5.75%, 12/1/2034		100,000	69,977
			883,258
		Principal Amount ($)(a)	Value ($)

Materials 5.5%
Anglo American Capital PLC, 144A, 4.125%, 9/27/2022		200,000	130,250
ArcelorMittal, 5.125%, 6/1/2020		5,000	4,150
Ashland, Inc., 3.875%, 4/15/2018		20,000	20,400
Ball Corp.:
4.375%, 12/15/2020		15,000	15,234
5.25%, 7/1/2025		30,000	30,675
Berry Plastics Corp., 5.5%, 5/15/2022		60,000	59,775
Cascades, Inc., 144A, 5.5%, 7/15/2022		20,000	19,400
Cemex SAB de CV, 144A, 6.5%, 12/10/2019		200,000	193,000
Chemours Co.:
144A, 6.625%, 5/15/2023		20,000	14,000
144A, 7.0%, 5/15/2025		10,000	6,825
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		25,000	24,188
Coveris Holding Corp., 144A, 10.0%, 6/1/2018		40,000	38,000
Coveris Holdings SA, 144A, 7.875%, 11/1/2019		5,000	4,363
Crown Americas LLC, 6.25%, 2/1/2021		10,000	10,325
First Quantum Minerals Ltd.:
144A, 6.75%, 2/15/2020		5,000	3,225
144A, 7.0%, 2/15/2021		60,000	37,650
Glencore Funding LLC, 144A, 4.125%, 5/30/2023		110,000	81,126
Greif, Inc., 7.75%, 8/1/2019		195,000	215,475
Hexion, Inc., 6.625%, 4/15/2020		75,000	58,312
Kaiser Aluminum Corp., 8.25%, 6/1/2020		40,000	41,800
Novelis, Inc., 8.75%, 12/15/2020		215,000	197,262
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		40,000	38,600
Platform Specialty Products Corp., 144A, 6.5%, 2/1/2022		25,000	21,625
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020		235,000	239,040
6.875%, 2/15/2021		100,000	103,000
Signode Industrial Group Lux SA, 144A, 6.375%, 5/1/2022		30,000	25,500
Tronox Finance LLC:
6.375%, 8/15/2020		30,000	18,054
144A, 7.5%, 3/15/2022		30,000	17,400
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		15,000	15,150
144A, 5.625%, 10/1/2024		5,000	5,050
Yamana Gold, Inc., 4.95%, 7/15/2024		120,000	101,758
			1,790,612
Telecommunication Services 7.0%
America Movil SAB de CV, 7.125%, 12/9/2024	MXN	2,000,000	112,565
AT&T, Inc.:
2.45%, 6/30/2020		20,000	19,696
3.4%, 5/15/2025		40,000	38,444
B Communications Ltd., 144A, 7.375%, 2/15/2021		35,000	37,695
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020		15,000	14,831
Series T, 5.8%, 3/15/2022		30,000	27,495
Series W, 6.75%, 12/1/2023 (b)		35,000	32,812
		Principal Amount ($)(a)	Value ($)

CommScope, Inc.:
144A, 4.375%, 6/15/2020		15,000	15,113
144A, 5.0%, 6/15/2021		35,000	33,556
CyrusOne LP, 6.375%, 11/15/2022		30,000	30,900
Digicel Group Ltd.:
144A, 7.125%, 4/1/2022		35,000	26,250
144A, 8.25%, 9/30/2020		105,000	86,625
Frontier Communications Corp.:
6.25%, 9/15/2021		20,000	16,950
6.875%, 1/15/2025		85,000	70,019
7.125%, 1/15/2023		200,000	172,500
8.25%, 4/15/2017		62,000	65,100
8.5%, 4/15/2020		20,000	20,050
Hughes Satellite Systems Corp., 7.625%, 6/15/2021		40,000	42,400
Intelsat Jackson Holdings SA:
5.5%, 8/1/2023		55,000	43,175
7.25%, 10/15/2020		140,000	122,500
Level 3 Financing, Inc.:
5.375%, 8/15/2022		90,000	91,350
144A, 5.375%, 5/1/2025		30,000	29,850
6.125%, 1/15/2021		20,000	20,700
7.0%, 6/1/2020		75,000	78,375
Plantronics, Inc., 144A, 5.5%, 5/31/2023		10,000	9,950
Sprint Communications, Inc., 144A, 7.0%, 3/1/2020		40,000	40,100
Sprint Corp., 7.125%, 6/15/2024		200,000	144,250
T-Mobile U.S.A., Inc.:
6.125%, 1/15/2022		15,000	15,413
6.375%, 3/1/2025		59,000	59,590
6.625%, 11/15/2020		65,000	67,567
Telefonica Celular del Paraguay SA, 144A, 6.75%, 12/13/2022		200,000	182,500
UPCB Finance IV Ltd., 144A, 5.375%, 1/15/2025		200,000	188,500
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		27,000	28,687
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022		9,000	9,518
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		30,000	31,387
Windstream Services LLC:
7.75%, 10/15/2020 (b)		20,000	16,850
7.875%, 11/1/2017		205,000	209,717
Zayo Group LLC:
6.0%, 4/1/2023		20,000	18,900
6.375%, 5/15/2025		30,000	27,900
			2,299,780
Utilities 2.1%
Calpine Corp.:
5.375%, 1/15/2023 (b)		35,000	31,413
5.75%, 1/15/2025 (b)		35,000	30,888
Dynegy, Inc.:
7.375%, 11/1/2022		30,000	26,100
7.625%, 11/1/2024		50,000	42,740
Empresa Electrica Angamos SA, 144A, 4.875%, 5/25/2029		200,000	178,417
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024*		100,000	82,000
IPALCO Enterprises, Inc., 5.0%, 5/1/2018		145,000	151,887
NGL Energy Partners LP, 5.125%, 7/15/2019 (b)		30,000	23,700
		Principal Amount ($)(a)	Value ($)

NRG Energy, Inc.:
6.25%, 5/1/2024 (b)		100,000	84,020
7.875%, 5/15/2021		30,000	28,125
Talen Energy Supply LLC, 144A, 4.625%, 7/15/2019		15,000	11,249
			690,539
Total Corporate Bonds (Cost $17,108,884)			15,847,041

Mortgage-Backed Securities Pass-Throughs 8.0%
Federal National Mortgage Association, 4.0%, 8/1/2042 (c)		1,000,000	1,058,172
Government National Mortgage Association, 3.5%, 11/1/2043 (c)		1,500,000	1,563,691
Total Mortgage-Backed Securities Pass-Throughs (Cost $2,616,641)			2,621,863

Asset-Backed 1.8%
Home Equity Loans 0.1%
CIT Group Home Equity Loan Trust, "AF6", Series 2002-1, 6.2%, 2/25/2030		37,665	37,552
Miscellaneous 1.7%
ARES CLO Ltd., "D", Series 2012-3A, 144A, 4.939%**, 1/17/2024		250,000	246,474
Domino's Pizza Master Issuer LLC, "A2", Series 2012-1A, 144A, 5.216%, 1/25/2042		91,688	94,313
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026		201,441	196,588
			537,375
Total Asset-Backed (Cost $576,178)			574,927

Commercial Mortgage-Backed Securities 2.2%
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.331%**, 3/15/2018		80,000	79,856
GMAC Commercial Mortgage Securities, Inc., "G", Series 2004-C1, 144A, 5.455%, 3/10/2038		502,681	500,243
JPMBB Commercial Mortgage Securities Trust, "A3", Series 2014-C19, 3.669%, 4/15/2047		125,000	128,226
Total Commercial Mortgage-Backed Securities (Cost $718,396)			708,325

Collateralized Mortgage Obligations 13.7%
Banc of America Mortgage Securities, "2A2", Series 2004-A, 2.651%**, 2/25/2034		78,278	77,242
Bear Stearns Adjustable Rate Mortgage Trust, "2A1", Series 2005-11, 3.059%**, 12/25/2035		98,677	100,051
Countrywide Home Loans, "2A5", Series 2004-13, 5.75%, 8/25/2034		57,843	57,738
		Principal Amount ($)(a)	Value ($)

Federal Home Loan Mortgage Corp.:
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025		862,361	59,098
"JI", Series 3558, Interest Only, 4.5%, 12/15/2023		8,998	82
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		296,975	27,885
"DZ", Series 4253, 4.75%, 9/15/2043		1,099,194	1,267,781
"HI", Series 2934, Interest Only, 5.0%, 2/15/2020		66,065	4,756
"WI", Series 3010, Interest Only, 5.0%, 7/15/2020		105,335	7,141
"SP", Series 4047, Interest Only, 6.32%***, 12/15/2037		383,551	55,029
"JS", Series 3572, Interest Only, 6.47%***, 9/15/2039		468,083	66,113
Federal National Mortgage Association:
"4", Series 406, Interest Only, 4.0%, 9/25/2040		163,771	31,971
"KZ", Series 2010-134, 4.5%, 12/25/2040		214,891	223,612
"BI", Series 2010-13, Interest Only, 5.0%, 12/25/2038		29,558	691
"PI", Series 2006-20, Interest Only, 6.258%***, 11/25/2030		315,785	45,351
"SI", Series 2007-23, Interest Only, 6.348%***, 3/25/2037		207,179	34,977
Freddie Mac Structured Agency Credit Risk Debt Notes, "M3", Series 2015-DN1, 4.371%**, 1/25/2025		750,000	739,379
Government National Mortgage Association:
"GI", Series 2014-146, Interest Only, 3.5%, 9/20/2029		1,861,982	231,838
"GC", Series 2010-101, 4.0%, 8/20/2040		200,000	215,595
"ME", Series 2014-4, 4.0%, 1/16/2044		400,000	428,794
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044		274,010	35,247
"HI", Series 2015-77, Interest Only, 4.0%, 5/20/2045		453,667	79,646
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044		77,978	13,108
"PZ", Series 2010-106, 4.75%, 8/20/2040		191,742	207,660
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		239,021	44,221
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		243,917	43,662
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		233,615	39,904
"AI", Series 2007-38, Interest Only, 6.116%***, 6/16/2037		63,330	9,698
JPMorgan Mortgage Trust, "2A1", Series 2006-A2, 2.566%**, 4/25/2036		226,688	207,182
Merrill Lynch Mortgage Investors Trust, "2A", Series 2003-A6, 2.768%**, 10/25/2033		56,877	56,740
Wells Fargo Mortgage-Backed Securities Trust, "2A3",Series 2004-EE, 2.739%**, 12/25/2034		77,837	77,230
Total Collateralized Mortgage Obligations (Cost $4,404,530)			4,489,422
		Principal Amount ($)(a)	Value ($)

Government & Agency Obligations 20.7%
Other Government Related (d) 0.6%
Perusahaan Penerbit SBSN, 144A, 4.325%, 5/28/2025		200,000	190,760
Sovereign Bonds 4.6%
Dominican Republic, 144A, 5.5%, 1/27/2025		100,000	96,250
Government of Indonesia, Series FR56, 8.375%, 9/15/2026	IDR	1,340,000,000	94,691
Republic of Argentina- Inflation Linked Bond, 5.83%, 12/31/2033	ARS	375	152
Republic of El Salvador:
144A, 6.375%, 1/18/2027		75,000	63,375
144A, 7.65%, 6/15/2035		100,000	85,250
Republic of Hungary:
4.0%, 3/25/2019		200,000	208,400
Series 19/A, 6.5%, 6/24/2019	HUF	11,600,000	45,284
Republic of Slovenia:
144A, 4.75%, 5/10/2018		200,000	212,200
144A, 5.5%, 10/26/2022		100,000	111,618
Republic of South Africa:
Series R204, 8.0%, 12/21/2018	ZAR	1,100,000	69,434
Series R186, 10.5%, 12/21/2026	ZAR	4,600,000	314,103
Republic of Uruguay, 5.1%, 6/18/2050		40,000	34,500
United Mexican States, 4.6%, 1/23/2046		200,000	177,000
			1,512,257
U.S. Government Sponsored Agency 3.0%
Tennessee Valley Authority, 4.25%, 9/15/2065		1,000,000	976,967
U.S. Treasury Obligations 12.5%
U.S. Treasury Bills:
0.215%****, 2/11/2016 (e)		366,000	365,949
0.42%****, 6/2/2016 (e)		501,000	500,097
U.S. Treasury Inflation-Indexed Note, 0.375%, 7/15/2025		802,352	776,819
U.S. Treasury Notes:
1.0%, 8/31/2016 (f)		1,630,000	1,633,310
1.0%, 9/30/2016		500,000	500,996
1.5%, 5/31/2019		232,600	232,818
1.625%, 12/31/2019		109,000	109,004
			4,118,993
Total Government & Agency Obligations (Cost $7,018,569)			6,798,977

Loan Participations and Assignments 4.3%
Senior Loans**
American Rock Salt Holdings LLC, First Lien Term Loan, 4.75%, 5/20/2021		103,425	99,224
Avis Budget Car Rental LLC, Term Loan B, 3.0%, 3/15/2019		58,643	58,582
		Principal Amount ($)(a)	Value ($)

Calpine Corp., Term Loan B5, 3.5%, 5/27/2022		194,025	185,536
CSC Holdings, Inc., Term Loan B, 2.924%, 4/17/2020		94,180	94,004
DaVita HealthCare Partners, Inc., Term Loan B, 3.5%, 6/24/2021		68,950	68,806
Goodyear Tire & Rubber Co., Second Lien Term Loan, 3.75%, 4/30/2019		110,000	110,157
Level 3 Financing, Inc., Term Loan B2, 3.5%, 5/31/2022		60,000	59,175
MacDermid, Inc.:
First Lien Term Loan, 5.5%, 6/7/2020		53,625	52,117
Term Loan B2, 5.5%, 6/7/2020		29,774	28,876
MEG Energy Corp., Term Loan, 3.75%, 3/31/2020		252,762	224,327
NRG Energy, Inc., Term Loan B, 2.75%, 7/2/2018		116,037	113,209
Quebecor Media, Inc., Term Loan B1, 3.25%, 8/17/2020		87,975	85,418
Valeant Pharmaceuticals International, Inc.:
Term Loan B, 3.5%, 2/13/2019		137,133	132,602
Term Loan B, 3.75%, 12/11/2019		115,706	111,974
Total Loan Participations and Assignments (Cost $1,481,681)			1,424,007

Convertible Bond 0.5%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5% PIK, 10/30/2018 (Cost $120,238)		122,478	143,752

Preferred Security 0.2%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $61,468)		95,000	80,275

	Shares	Value ($)

Common Stocks 1.0%
Consumer Discretionary 0.0%
Dawn Holdings, Inc.* (g)	1	2,623
Financials 1.0%
Two Harbors Investment Corp. (REIT)	39,286	318,217
Industrials 0.0%
Congoleum Corp.*	2,500	0
Quad Graphics, Inc.	24	223
		223
Materials 0.0%
GEO Specialty Chemicals, Inc.*	13,196	6,052
Total Common Stocks (Cost $356,388)		327,115

	Shares	Value ($)

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (Cost $17,432)	85	145

	Contract Amount	Value ($)

Call Options Purchased 0.0%
Options on Interest Rate Swap Contracts
Pay Fixed Rate — 3.72% – Receive Floating — 3-Month LIBOR, Swap Expiration Date 4/22/2026, Option Expiration Date 4/20/2016[1]	1,300,000	34
Pay Fixed Rate — 4.19% – Receive Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017[2]	1,500,000	1,215
Pay Fixed Rate — 4.32% – Receive Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017[3]	1,400,000	839
Total Call Options Purchased (Cost $191,320)		2,088

Put Options Purchased 0.2%
Options on Interest Rate Swap Contracts
Receive Fixed Rate — 2.19% – Pay Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017[2]	1,500,000	30,097
Receive Fixed Rate — 2.32% – Pay Floating — 3-Month LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017[3]	1,400,000	34,823
Total Put Options Purchased (Cost $98,573)		64,920

	Shares	Value ($)

Securities Lending Collateral 2.8%
Daily Assets Fund, 0.36% (h) (i) (Cost $912,928)	912,928	912,928

Cash Equivalents 2.6%
Central Cash Management Fund, 0.25% (h) (Cost $853,220)	853,220	853,220

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $36,536,446)†	106.3	34,849,005
Other Assets and Liabilities, Net	(6.3)	(2,060,257)
Net Assets	100.0	32,788,748

The following table represents a bond that is in default:

Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Energy Future Holdings Corp.*	6.5%	11/15/2024	USD	100,000	61,441	82,000

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2015.

*** These securities are shown at their current rate as of December 31, 2015.

**** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $36,542,835. At December 31, 2015, net unrealized depreciation for all securities based on tax cost was $1,693,830. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $509,485 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,203,315.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2015 amounted to $879,681, which is 2.7% of net assets.

(c) When-issued or delayed delivery security included.

(d) Government-backed debt issued by financial companies or government-sponsored enterprises.

(e) At December 31, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) At December 31, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(g) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.*	August 2013	5,273	2,623.01

(h) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(i) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at December 31, 2015 is 0.61%.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REIT: Real Estate Investment Trust

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.

At December 31, 2015, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year U.S. Treasury Note	USD	3/21/2016	73	9,191,156	(41,594)
Ultra Long U.S. Treasury Bond	USD	3/21/2016	26	4,125,875	26,760
Total net unrealized depreciation					(14,834)

At December 31, 2015, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
Ultra Long U.S. Treasury Bond	USD	3/21/2016	27	4,284,563	(26,814)

At December 31, 2015, open written options contracts were as follows:

Options on Interest Rate Swap Contracts	Swap Effective/ Expiration Date	Contract Amount	Option Expiration Date	Premiums Received ($)	Value ($) (j)
Call Options Receive Fixed — 3.19% – Pay Floating — 3-Month LIBOR	2/3/2017 2/3/2027	700,000[2]	2/1/2017	50,400	(5,095)
Receive Fixed — 3.32% – Pay Floating — 3-Month LIBOR	2/3/2017 2/3/2027	700,000[3]	2/1/2017	50,631	(3,903)
Receive Fixed — 4.22% – Pay Floating — 3-Month LIBOR	4/22/2016 4/22/2026	1,300,000[1]	4/20/2016	46,345	(2)
Total Call Options				147,376	(9,000)
Put Options Pay Fixed — 2.0% – Receive Floating — 3-Month LIBOR	8/15/2016 8/15/2046	1,500,000[1]	8/11/2016	28,800	(13,258)
Pay Fixed — 2.22% – Receive Floating — 3-Month LIBOR	7/13/2016 7/13/2046	1,500,000[4]	7/11/2016	28,200	(20,578)
Pay Fixed — 3.19% – Receive Floating — 3-Month LIBOR	2/3/2017 2/3/2027	700,000[2]	2/1/2017	50,400	(52,933)
Pay Fixed — 3.32% – Receive Floating — 3-Month LIBOR	2/3/2017 2/3/2027	700,000[3]	2/1/2017	50,631	(59,791)
Total Put Options				158,031	(146,560)
Total				305,407	(155,560)

(j) Unrealized appreciation on written options on interest rate swap contracts at December 31, 2015 was $149,847.

At December 31, 2015, open credit default swap contracts purchased were as follows:

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Fixed Cash Flows Paid	Underlying Reference Obligation	Value ($)	Unrealized Depreciation ($)
3/20/2015 6/20/2020	2,717,550	5.0%	Markit CDX North America High Yield Index	(101,923)	(6,240)

Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($)	Fixed Cash Flows Paid	Underlying Reference Obligation	Value ($)	Upfront Payments Paid ($)	Unrealized Depreciation ($)
9/21/2015 12/202020	4,900,000[2]	1.0%	Markit CDX Emerging Markets Index	547,303	575,051	(27,748)

At December 31, 2015, open credit default swap contracts sold were as follows:

Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($) (l)	Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (k)	Value ($)	Upfront Payments Paid ($)	Unrealized Appreciation ($)
3/20/2015 6/20/2020	30,000[5]	5.0%	CCO Holdings LLC, 7.375%, 6/1/2020, BB–	4,284	2,577	1,707

(k) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

(l) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

At December 31, 2015, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
3/16/2016 3/16/2017	1,000,000	Floating — 3-Month LIBOR	Fixed — 1.0%	110	(813)
12/16/2015 9/18/2017	3,600,000	Fixed — 1.557%	Floating — 3-Month LIBOR	(31,001)	(33,782)
12/16/2015 9/16/2020	2,000,000	Floating — 3-Month LIBOR	Fixed — 2.214%	50,145	51,022
3/16/2016 3/16/2025	4,100,000	Fixed — 2.25%	Floating — 3-Month LIBOR	(28,105)	(11,112)
12/16/2015 9/16/2025	3,000,000	Fixed — 2.64%	Floating — 3-Month LIBOR	(130,940)	(114,867)
12/16/2015 9/17/2035	200,000	Fixed — 2.938%	Floating — 3-Month LIBOR	(13,718)	(9,727)
12/16/2015 9/18/2045	500,000	Floating — 3-Month LIBOR	Fixed — 2.998%	42,616	26,520
12/16/2015 12/16/2045	900,000	Fixed — 2.75%	Floating — 3-Month LIBOR	(27,957)	(36,834)
Total net unrealized depreciation					(129,593)

Counterparties:

1 Nomura International PLC

2 JPMorgan Chase Securities, Inc.

3 BNP Paribas

4 Citigroup, Inc.

5 Barclays Bank PLC

As of December 31, 2015, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
BRL	2,880,000	USD	738,489	1/5/2016	11,767	Macquarie Bank Ltd.
USD	120,000	BRL	480,000	1/11/2016	857	Macquarie Bank Ltd.
BRL	480,000	USD	123,235	1/11/2016	2,378	Macquarie Bank Ltd.
BRL	960,000	USD	246,787	1/11/2016	5,072	Nomura International PLC
BRL	960,000	USD	247,332	1/11/2016	5,617	BNP Paribas
BRL	960,000	USD	250,980	1/11/2016	9,266	Morgan Stanley
EUR	5,581,797	USD	6,407,736	1/19/2016	339,577	JPMorgan Chase Securities, Inc.
USD	780,647	NZD	1,192,000	1/19/2016	33,959	Citigroup, Inc.
USD	3,492,437	EUR	3,278,579	1/19/2016	71,816	JPMorgan Chase Securities, Inc.
USD	494,138	MXN	8,600,000	1/20/2016	4,119	BNP Paribas
ZAR	8,600,000	USD	562,593	1/20/2016	8,556	JPMorgan Chase Securities, Inc.
ZAR	17,200,000	USD	1,154,967	1/20/2016	46,892	BNP Paribas
ZAR	5,320,000	USD	348,393	1/28/2016	6,190	JPMorgan Chase Securities, Inc.
MXN	2,042,900	USD	118,619	1/28/2016	330	JPMorgan Chase Securities, Inc.
CNY	3,200,000	USD	485,971	2/25/2016	2,951	Australia & New Zealand Banking Group Ltd.
Total unrealized appreciation					549,347

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	731,703	BRL	2,880,000	1/5/2016	(4,980)	Macquarie Bank Ltd.
MXN	10,200,322	ZAR	8,600,000	1/11/2016	(36,372)	Nomura International PLC
USD	246,945	BRL	960,000	1/11/2016	(5,231)	Nomura International PLC
USD	610,900	MXN	10,200,320	1/11/2016	(19,529)	JPMorgan Chase Securities, Inc.
NZD	1,192,000	USD	801,949	1/19/2016	(12,657)	BNP Paribas
USD	2,522,554	EUR	2,303,218	1/19/2016	(18,648)	Citigroup, Inc.
USD	1,127,740	ZAR	17,200,000	1/20/2016	(19,664)	BNP Paribas
USD	225,370	COP	700,000,000	1/20/2016	(5,323)	Morgan Stanley
USD	226,025	COP	700,000,000	1/20/2016	(5,978)	BNP Paribas
USD	521,212	INR	34,400,000	1/29/2016	(3,763)	Morgan Stanley
USD	498,210	CNY	3,200,000	2/25/2016	(15,189)	Australia & New Zealand Banking Group Ltd.
Total unrealized depreciation					(147,334)

Currency Abbreviations

ARS Argentine Peso

BRL Brazilian Real

CNY Chinese Yuan

COP Colombian Peso

EUR Euro

HUF Hungarian Forint

IDR Indonesian Rupiah

INR Indian Rupee

MXN Mexican Peso

NZD New Zealand Dollar

USD United States Dollar

ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written option contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (m)
Corporate Bonds	$ —	$ 15,847,041	$ —	$ 15,847,041
Mortgage-Backed Securities Pass-Throughs	—	2,621,863	—	2,621,863
Asset-Backed	—	574,927	—	574,927
Commercial Mortgage-Backed Securities	—	708,325	—	708,325
Collateralized Mortgage Obligations	—	4,489,422	—	4,489,422
Government & Agency Obligations	—	6,798,977	—	6,798,977
Loan Participations and Assignments	—	1,424,007	—	1,424,007
Convertible Bond	—	—	143,752	143,752
Preferred Security	—	80,275	—	80,275
Common Stocks (m)	318,440	—	8,675	327,115
Warrant	—	—	145	145
Short-Term Investments (m)	1,766,148	—	—	1,766,148
Derivatives (n) Purchased Options	—	67,008	—	67,008
Futures Contracts	26,760	—	—	26,760
Credit Default Swap Contracts	—	1,707	—	1,707
Interest Rate Swap Contracts	—	77,542	—	77,542
Forward Foreign Currency Exchange Contracts	—	549,347	—	549,347
Total	$ 2,111,348	$ 33,240,441	$ 152,572	$ 35,504,361
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (n) Futures Contracts	$ (68,408)	$ —	$ —	$ (68,408)
Written Options	—	(155,560)	—	(155,560)
Credit Default Swap Contracts	—	(33,988)	—	(33,988)
Interest Rate Swap Contracts	—	(207,135)	—	(207,135)
Forward Foreign Currency Exchange Contracts	—	(147,334)	—	(147,334)
Total	$ (68,408)	$ (544,017)	$ —	$ (612,425)

There have been no transfers between fair value measurement levels during the year ended December 31, 2015.

(m) See Investment Portfolio for additional detailed categorizations.

(n) Derivatives include value of options purchased, unrealized appreciation (depreciation) on futures contracts, credit default swap contracts, interest rate swap contracts and forward foreign currency exchange contracts, and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $34,770,298) — including $879,681 of securities loaned	$ 33,082,857
Investment in Daily Assets Fund (cost $912,928)*	912,928
Investment in Central Cash Management Fund (cost $853,220)	853,220
Total investments in securities, at value (cost $36,536,446)	34,849,005
Foreign currency, at value (cost $486,563)	453,955
Deposit from broker on bilateral swap contracts	490,000
Receivable for investments sold	609,752
Receivable for Fund shares sold	4,833
Dividends receivable	10,210
Interest receivable	354,706
Receivable for variation margin on futures contracts	21,363
Unrealized appreciation on bilateral swap contracts	1,707
Unrealized appreciation on forward foreign currency exchange contracts	549,347
Upfront payments paid on bilateral swap contracts	577,628
Foreign taxes recoverable	597
Other assets	1,575
Total assets	$ 37,924,678
Liabilities
Cash overdraft	547,625
Payable upon return of securities loaned	912,928
Payable for investments purchased — when-issued/delayed delivery securities	2,627,609
Payable for Fund shares redeemed	14,728
Payable for variation margin on centrally cleared swaps	48,108
Payable upon return of deposit for bilateral swap contracts	490,000
Options written, at value (premiums received $305,407)	155,560
Unrealized depreciation on bilateral swap contracts	27,748
Unrealized depreciation on forward foreign currency exchange contracts	147,334
Accrued Trustees' fees	1,456
Other accrued expenses and payables	162,834
Total liabilities	5,135,930
Net assets, at value	$ 32,788,748
Net Assets Consist of
Undistributed net investment income	1,922,375
Net unrealized appreciation (depreciation) on: Investments	(1,687,441)
Swap contracts	(161,874)
Futures	(41,648)
Foreign currency	369,327
Written options	149,847
Accumulated net realized gain (loss)	(3,302,987)
Paid-in capital	35,541,149
Net assets, at value	$ 32,788,748
Class A Net Asset Value, offering and redemption price per share ($32,788,748 ÷ 3,142,272 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.43

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2015
Investment Income
Income: Interest (net of foreign taxes withheld of $812)	$ 2,075,018
Dividends	19,107
Income distributions — Central Cash Management Fund	4,099
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	2,617
Total income	2,100,841
Expenses: Management fee	264,123
Administration fee	48,022
Services to shareholders	725
Custodian fee	69,630
Professional fees	91,018
Reports to shareholders	22,132
Trustees' fees and expenses	4,442
Pricing fee	45,159
Other	5,335
Total expenses before expense reductions	550,586
Expense reductions	(212,412)
Total expenses after expense reductions	338,174
Net investment income	1,762,667
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(1,760,613)
Swap contracts	(255,036)
Futures	(627,344)
Foreign currency	592,955
(2,050,038)
Change in net unrealized appreciation (depreciation) on: Investments	(1,145,501)
Swap contracts	(190,244)
Futures	(26,112)
Written options	33,138
Foreign currency	387,340
(941,379)
Net gain (loss)	(2,991,417)
Net increase (decrease) in net assets resulting from operations	$ (1,228,750)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2015	2014
Operations: Net investment income	$ 1,762,667	$ 2,471,475
Net realized gain (loss)	(2,050,038)	(166,856)
Change in net unrealized appreciation (depreciation)	(941,379)	(970,135)
Net increase (decrease) in net assets resulting from operations	(1,228,750)	1,334,484
Distributions to shareholders from: Net investment income: Class A	(2,026,151)	(2,905,554)
Total distributions	(2,026,151)	(2,905,554)
Fund share transactions: Class A Proceeds from shares sold	1,567,297	3,829,411
Reinvestment of distributions	2,026,151	2,905,554
Payments for shares redeemed	(21,135,428)	(12,535,275)
Net increase (decrease) in net assets from Class A share transactions	(17,541,980)	(5,800,310)
Increase (decrease) in net assets	(20,796,881)	(7,371,380)
Net assets at beginning of period	53,585,629	60,957,009
Net assets at end of period (including undistributed net investment income of $1,922,375 and $2,083,561, respectively)	$ 32,788,748	$ 53,585,629
Other Information
Class A Shares outstanding at beginning of period	4,786,192	5,284,551
Shares sold	142,362	334,959
Shares issued to shareholders in reinvestment of distributions	184,028	258,501
Shares redeemed	(1,970,310)	(1,091,819)
Net increase (decrease) in Class A shares	(1,643,920)	(498,359)
Shares outstanding at end of period	3,142,272	4,786,192

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended December 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 11.20	$ 11.53	$ 12.60	$ 11.90	$ 11.96
Income (loss) from investment operations: Net investment income[a]	.40	.49	.49	.57	.63
Net realized and unrealized gain (loss)	(.72)	(.23)	(.59)	.92	(.01)
Total from investment operations	(.32)	.26	(.10)	1.49	.62
Less distributions from: Net investment income	(.45)	(.59)	(.62)	(.76)	(.68)
Net realized gains	—	—	(.35)	(.03)	—
Total distributions	(.45)	(.59)	(.97)	(.79)	(.68)
Net asset value, end of period	$ 10.43	$ 11.20	$ 11.53	$ 12.60	$ 11.90
Total Return (%)[b]	(3.02)	2.23	(1.04)	13.08	5.31
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	54	61	73	69
Ratio of expenses before expense reductions (%)	1.15	1.08	1.02	.99	.99
Ratio of expenses after expense reductions (%)	.70	.77	.74	.77	.79
Ratio of net investment income (%)	3.67	4.23	4.16	4.72	5.38
Portfolio turnover rate (%)	185	185	183	164	144
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Unconstrained Income VIP (the "Fund") is a diversified series of Deutsche Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended December 31, 2015, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.08% annualized effective rate as of December 31, 2015) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund's ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At December 31, 2015, the Fund had net tax basis capital loss carryforwards of approximately $3,338,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($1,955,000) and long-term losses ($1,383,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2015, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income*	$ 2,302,738
Capital loss carryforwards	$ (3,338,000)
Unrealized appreciation (depreciation) on investments	$ (1,693,830)

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years Ended December 31,
	2015	2014
Distributions from ordinary income*	$ 2,026,151	$ 2,905,554

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended December 31, 2015, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of December 31, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2015, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $13,300,000 to $18,007,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended December 31, 2015, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics and to hedge the risk of default on fund securities.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of December 31, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2015, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $7,618,000, and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $30,000 to $5,075,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. For the year ended December 31, 2015, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities.

A summary of the open purchased option contracts as of December 31, 2015 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2015, the investment in written option contracts had a total value generally indicative of a range from approximately $114,000 to $216,000, and purchased option contracts had a total value generally indicative of a range from approximately $67,000 to $121,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2015, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2015, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $2,533,000 to $13,917,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $3,123,000 to $18,678,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2015, the Fund entered into forward currency contracts in order to hedge against anticipated currency market changes and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2015, is included in a table following the Fund’s Investment Portfolio. For the year ended December 31, 2015, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $8,466,000 to $19,951,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $5,878,000 to $14,683,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from approximately $618,000 to $9,640,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2015 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$ 67,008	$ —	$ 77,542	$ 26,760	$ 171,310
Credit Contracts (c)	—	—	1,707	—	1,707
Foreign Exchange Contracts (d)	—	549,347	—	—	549,347
	$ 67,008	$ 549,347	$ 79,249	$ 26,760	$ 722,364

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investments in securities, at value (includes purchased options)

(b) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized appreciation on bilateral swap contracts

(d) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$ (155,560)	$ —	$ (207,135)	$ (68,408)	$ (431,103)
Credit Contracts (b) (c)	—	—	(33,988)	—	(33,988)
Foreign Exchange Contracts (d)	—	(147,334)	—	—	(147,334)
	$ (155,560)	$ (147,334)	$ (241,123)	$ (68,408)	$ (612,425)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Options written, at value

(b) Includes cumulative depreciation of futures contracts and centrally cleared swaps as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized depreciation of bilateral swap contracts

(d) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2015 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ (157,515)	$ (627,344)	$ (784,859)
Credit Contracts (a)	—	(97,521)	—	(97,521)
Foreign Exchange Contracts (b)	599,125	—	—	599,125
	$ 599,125	$ (255,036)	$ (627,344)	$ (283,255)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ (26,937)	$ 33,138	$ —	$ (136,084)	$ (26,112)	$ (155,995)
Credit Contracts (a)	—	—	—	(54,160)	—	(54,160)
Foreign Exchange Contracts (b)	—	—	416,819	—	—	416,819
	$ (26,937)	$ 33,138	$ 416,819	$ (190,244)	$ (26,112)	$ 206,664

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of December 31, 2015, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received (a)	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd.	$ 2,951	$ (2,951)	$ —	$ —	$ —
Barclays Bank PLC	1,707	—	—	—	1,707
BNP Paribas	92,290	(92,290)	—	—	—
Citigroup, Inc.	33,959	(33,959)	—	—	—
JPMorgan Chase Securities, Inc.	457,781	(105,305)	—	(352,476)	—
Macquarie Bank Ltd.	15,002	(4,980)	—	—	10,022
Morgan Stanley	9,266	(9,086)	—	—	180
Nomura International PLC	5,106	(5,106)	—	—	—
	$ 618,062	$ (253,677)	$ —	$ (352,476)	$ 11,909
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Australia & New Zealand Banking Group Ltd.	$ 15,189	$ (2,951)	$ —	$ —	$ 12,238
BNP Paribas	101,993	(92,290)	—	—	9,703
Citigroup, Inc.	39,226	(33,959)	—	—	5,267
JPMorgan Chase Securities, Inc.	105,305	(105,305)	—	—	—
Macquarie Bank Ltd.	4,980	(4,980)	—	—	—
Morgan Stanley	9,086	(9,086)	—	—	—
Nomura International PLC	54,863	(5,106)	—	—	49,757
	$ 330,642	$ (253,677)	$ —	$ —	$ 76,965

(a) The actual collateral received may be more than the amounts shown.

C. Purchases and Sales of Securities

During the year ended December 31, 2015, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury obligations) aggregated $73,255,465 and $82,407,206, respectively. Purchases and sales of U.S. Treasury obligations aggregated $8,063,692 and $7,640,496, respectively.

For the year ended December 31, 2015, transactions for written options on interest rate swap contracts were as follows:

	Contract Amount	Premiums
Outstanding, beginning of period	4,100,000	$ 248,407
Options written	3,000,000	57,000
Outstanding, end of period	7,100,000	$ 305,407

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million	.550%
Next $750 million	.520%
Next $1.5 billion	.500%
Next $2.5 billion	.480%
Next $2.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.410%
Over $12.5 billion	.390%

Accordingly, for the year ended December 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.55% of the Fund's average daily net assets.

For the period from January 1, 2015 through September 30, 2015, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.70%.

Effective October 1, 2015 through September 30, 2016, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.68%.

For the year ended December 31, 2015, fees waived and/or expenses reimbursed amounted to $212,412.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2015, the Administration Fee was $48,022, of which $2,914 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2015, the amounts charged to the Fund by DSC aggregated $147, of which $24 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $17,082, of which $7,689 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2015, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $228.

Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. During the year ended December 31, 2015, the Fund engaged in securities purchases of $30,131 with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the risk of loss from default by the issuer is significantly greater. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a fund's net asset value. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

G. Ownership of the Fund

At December 31, 2015, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 56% and 40%.

H. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2015.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Variable Series II and Shareholders of Deutsche Unconstrained Income VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Unconstrained Income VIP (one of the funds constituting Deutsche Variable Series II) (the "Fund"), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Unconstrained Income VIP (one of the funds constituting Deutsche Variable Series II) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 12, 2016

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2015 to December 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2015
Actual Fund Return	Class A
Beginning Account Value 7/1/15	$ 1,000.00
Ending Account Value 12/31/15	$ 959.60
Expenses Paid per $1,000*	$ 3.46
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/15	$ 1,000.00
Ending Account Value 12/31/15	$ 1,021.68
Expenses Paid per $1,000*	$ 3.57

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
Deutsche Variable Series II — Deutsche Unconstrained Income VIP	.70%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at deutschefunds.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Unconstrained Income VIP’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2014. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (since 2015); and Director and Vice President, DeAWM Trust Company (since 2016)
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management; and Chairman, Director and President, DeAWM Trust Company (since 2013); formerly, Director, DeAWM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, DeAWM Distributors, Inc; and Secretary, DeAWM Service Company
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

VS2UI-2 (R-025836-5  2/16)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche Variable Series ii
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$644,583	$0	$73,288	$0
2014	$628,116	$0	$68,848	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$563,986	$1,789,233
2014	$0	$274,022	$7,992,076

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$73,288	$2,353,219	$880,336	$3,306,843
2014	$68,848	$8,266,098	$265,425	$8,600,371

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

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In connection with the audit of the 2014 and 2015 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and, for the 2014 audit, an exclusion of punitive damages.

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ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Variable Series II

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 22, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 22, 2016